UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-PX

ANNUAL REPORT OF PROXY VOTING RECORD OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-3790

QUANTITATIVE GROUP OF FUNDS

Quant Emerging Markets Fund

55 Old Bedford Road

Lincoln, MA 01773

Sandra I. Madden

Quantitative Group of Funds

55 Old Bedford Road

Lincoln, MA 01773

(Name and address of agent for service)

Registrant’s telephone number, including area code: 781-259-1144

Date of fiscal year end: MARCH 31

Date of reporting period:             JULY 1, 2008 – JUNE 30, 2009

Vote Summary Report
Jul 01, 2008 - Jun 30, 2009

Quantitative Emerging Markets

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

07/11/08 - S	Bumiputra-Commerce Holdings Bhd (Formerly Commerce Asset-Hol		Y1002C102		None		2,337,700
	1	Approve Merger Between PT Bank Niaga Tbk, an Indirect Subsidiary of the Company, and PT Bank Lippo Tbk, an Indirect Subsidiary of Khazanah Nasional Bhd	For	For			Mgmt

07/28/08 - S	SABESP, Companhia Saneamento Basico Sao Paulo		P8228H104		None		459,000
	1	Amend Articles	For	For			Mgmt
	2	Elect Director	For	For			Mgmt

07/31/08 - A	Petron Corp.		Y6885F106		06/02/08		7,805,598
	1	Call to Order	None	None			Mgmt
	2	Report on Attendance and Quorum	None	None			Mgmt
	3	Approve Minutes of Previous Annual Stockholders' Meeting	For	For			Mgmt
	4	Management Report and Submission of Financial Statements to Stockholders for the Year 2007	For	For			Mgmt
	5	Ratification of All Acts of the Board of Directors and Management During the Year 2007	For	For			Mgmt
	6	Appoint Independent Auditor	For	For			Mgmt
Elect Ten Directors by Cumulative Voting
	7	Elect Directors	For	For			Mgmt
	8	Other Business	For	Against			Mgmt

While such requests are usually routine, the potential for the discussion and subsequent approval of items that could be detrmiental to minority shareholders is a possibility. Until more detailed information is made available concerning these items, this proposal does not warrant shareholder approval.

08/14/08 - S	Tiger Brands Ltd		S84594142		None		236,093
Special Meeting Agenda
	1	Approve Unbundling of All Shares in Adcock Ingram Holdings to Shareholders	For	For			Mgmt
	2	Approve Distribution to Shareholders of Unbundled Shares	For	For			Mgmt

Mgmt Rec - Company Management Recommended Vote

	3	Approve the Adcock Ingram Holdings Limited Employee Share Trust (2008) and the Adcock Ingram Holdings Limited Phantom Cash Option Scheme (2008).	For	For		Mgmt
	4	Amend the Tiger Brands (1985) Share Purchase Scheme and the Tiger Brands (1985) Share Option Scheme.	For	For		Mgmt
	5	Approve Remuneration of Non-Executive Directors of Adcock Ingram Holdings Limited	For	For		Mgmt
	6	Approve Remuneration of Board Committee Members of Adcock Ingram Holdings Limited	For	For		Mgmt
	7	Authorize Board to Ratify and Execute Approved Resolutions	For	For		Mgmt

10/07/08 - S	Bank Leumi Le-Israel B.M.	M16043107			09/22/08	615,405
	1	Increase Authorized Common Stock by 500 Million Shares	For	For		Mgmt

10/15/08 - S	Adcock Ingram Holdings Limited	S00358101			None	236,093
Special Meeting Agenda
	1	Authorize Directed Share Repurchase of 8.6 Million Shares from Tiger Brands Limited	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

Under this item, Adcock shareholders are asked to approve repurchase of 8.6 million shares from Tiger Brands Limited wholly owned subsidiary Tiger Consumer Brands Limited.        This specific repurchase is related to the spin off of Adcock Ingram Holdings (Adcock) from Tiger Brands Limited, which took place on August 25, 2008 when Adcock was separately listed on the Johannesburg Securities Exchange (JSE) and unbundled from Tiger Brands Limited.         Prior to this operation, Tiger Consumer Brands Limited, a subsidiary of Tiger Brands Limited, held 5.6 million Tiger Brand shares as treasury shares. Following the unbundling, Tiger Consumer Brands Limited holds 8.6 million Adcock shares, which corresponds to 4.98 percent of Adcock’s issued share capital. Adcock has a pre-emptive right over the repurchase shares, though the decision to exercise that right will be at the discretion of the company’s board.        This repurchase will result in a reduction in net asset value per share from ZAR 7.5 ($0.94) to ZAR 5.9 ($0.74). This reduction is explained in part by the cash outflow of ZAR 307.5 million ($38.4 million) from the share repurchase that has been calculated using the market share price of ZAR 35.8 ($4.5), as of September 1, 2008. In contrast, earnings per share are expected to increase by one percent from ZAR 1.71 ($0.21) to ZAR 1.73 ($0.22).        The market share price of ZAR 35.8 ($4.5), used in the pro forma calculations, represents a 5.1 percent premium over the fair market value trading price of the company's shares on the date of the unbundling (August 25, 2008) and 6.8 percent premium over the fair market value trading price of the company's shares on the date of this analysis (September 29, 2008).         The price of Adcock share has decreased by 1.6 percent from August 25, 2008, the date of the actual unbundling from Tiger Brands Limited, to September 29, 2008, the date of this analysis. During the same period, the JSE All Africa Index fell approximately 13 percent.         As this repurchase transaction would return capital to shareholders and would complete the separation process from Tiger Brands Limited, we recommend support for this item.

2	Authorize Repurchase of Up to 5 Percent of Issued Share Capital	For	For	Mgmt

Mgmt Rec - Company Management Recommended Vote

This item represents a renewal of the company's general share repurchase mandate. The reason for proposing this request is to enable the company to acquire its own shares in accordance with the listing requirements of the JSE.        The aggregate number of securities repurchased by a company may not, in any one financial year, exceed 20 percent of that company's issued share capital, provided that any general repurchase (in which shareholders give the company a mandate for share repurchases during the coming year) may not exceed 10 percent of that company's share capital of that class in any one financial year. The company can only make a general repurchase of securities subject to the following conditions:        - The repurchase of securities must be implemented on the JSE.        - The repurchase must be authorized by the company's articles of association.        - The repurchase must be authorized by shareholders, provided the authorization does not extend beyond 15 months from the date of the resolution.        - The repurchase must not be made at a price more than 10 percent above the weighted average of the market value for the securities for the five business days immediately preceding the date of repurchase.         - In the event that the company has bought back 3 percent of its shares, an announcement must be made to disclose the dates of the share repurchases, the maximum and minimum prices paid for the shares, and the number and value of securities repurchased.        - Subsidiaries of the company may acquire up to 10 percent of the issued capital of their holding company. The shares acquired by a subsidiary become treasury shares, and the subsidiary may not exercise any voting rights.        Adcock Ingram Holdings Limited seeks authorization to repurchase up to 5 percent of its share capital. As of the date of this analysis, the company does not hold any shares in treasury.        Given what appears to be the limited use of this authority in the past and extensive oversight of such transactions by the JSE, we see no concern that would cause us to recommend opposition to this item. Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns; therefore, we recommend a vote in favor of the board's proposal.

	3	Authorize Board to Ratify and Execute Approved Resolutions	For	For		Mgmt

In this item, shareholders are asked to authorize the board to ratify and execute the resolutions approved by shareholders at this meeting.        In light of our recommendation to support the resolutions above, we also recommend support for this request.

10/27/08 - S	Industrial and Commercial Bank of China Limited		ADPV10686		09/26/08	7,652,000
	1	Elect Jiang Jianqing as Executive Director	For	Against		Mgmt

The fact that the board comprises less than one-third independent directors warrants that shareholders vote against Jiang. This recommendation has been made due to the composition of ICBC's board and not because of any view as to Jiang's abilities as a director.

	2	Elect Yang Kaisheng as Executive Director	For	For		Mgmt
	3	Elect Zhang Furong as Executive Director	For	For		Mgmt
	4	Elect Niu Ximing as Executive Director	For	For		Mgmt
	5	Elect Leung Kam Chung, Antony as Independent Non-Executive Director	For	For		Mgmt
	6	Elect John L. Thornton as Independent Non-Executive Director	For	For		Mgmt
	7	Elect Qian Yingyi as Independent Non-Executive Director	For	For		Mgmt
	8	Elect Wong Kwong Shing, Frank as Independent Non-Executive Director	For	For		Mgmt
	9	Elect Huan Huiwu as Non-Executive Director	For	For		ShrHoldr
	10	Elect Gao Jianhong as Non-Executive Director	For	For		ShrHoldr
	11	Elect Li Chunxiang as Non-Executive Director	For	Against		ShrHoldr

The fact that the board comprises less than one-third independent directors warrants that shareholders vote against Li, the substantial-shareholder nominee who appears to have lesser obligations in relation to MOF's and Huijin's operations compared to other non-executive directors. This recommendation has been made due to the composition of ICBC's board and not because of any view as to Li's abilities as a director.

	12	Elect Li Jun as Non-Executive Director	For	For		ShrHoldr
	13	Elect Li Xiwen as Non-Executive Director	For	For		ShrHoldr
	14	Elect Wei Fusheng as Non-Executive Director	For	For		ShrHoldr

Mgmt Rec - Company Management Recommended Vote

	15	Elect Wang Chixi as Shareholder Supervisor	For	For		Mgmt
	16	Approve Issuance of Subordinated Bonds	For	Against		Mgmt
The lack of a specific purpose of the proceeds of the issuance, as well as the discretion given to directors to decide on the issuance of the Bonds warrant a vote against this item.

10/29/08 - A	Hong Leong Bank Bhd.		Y36503103		None	307,300
	1	Approve Final Dividend of MYR 0.15 Per Share Less Income Tax at 25 Percent for the Financial Year Ended June 30, 2008	For	For		Mgmt
	2	Approve Remuneration of Directors in the Amount of MYR 520,000 for the Financial Year Ended June 30, 2008	For	For		Mgmt
	3	Elect Quek Leng Chan as Director	For	For		Mgmt
	4	Elect Hussein Awang as Director	For	For		Mgmt
	5	Elect Tan Keok Yin as Director	For	For		Mgmt
	6	Elect Quek Kon Sean as Director	For	For		Mgmt
	7	Approve PricewaterhouseCoopers as Auditors and Authorize Board to Fix Their Remuneration	For	For		Mgmt
	8	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights in Any Amount Up to 10 Percent of Issued Share Capital	For	For		Mgmt

10/29/08 - S	Hong Leong Bank Bhd.		Y36503103		None	307,300
Ordinary Business
	1	Approve Implementation of Shareholders' Mandate for Recurrent Related Party Transactions with Hong Leong Company (Malaysia) Bhd (HLCM) and Persons Connected with HLCM	For	For		Mgmt
	2	Approve Implementation of Shareholders' Mandate for Recurrent Related Party Transactions with Hong Leong Investment Holdings Pte Ltd (HLIH) and Persons Connected with HLIH	For	For		Mgmt
	3	Authorize Repurchase of Up to 10 Percent of Issued Share Capital	For	For		Mgmt
Special Business
	1	Amend Articles of Association as Set Out in Appendix IV of the Circular to Shareholders Dated Oct. 7, 2008	For	For		Mgmt

11/28/08 - A	African Rainbow Minerals Ltd(frmly Anglovaal Mining Limited (Formerly Anglovaal		S01680107		None	180,448

Mgmt Rec - Company Management Recommended Vote

	1	Accept Financial Statements and Statutory Reports for Year Ended June 30, 2008	For	For		Mgmt
	2	Elect Directors	For	For		Mgmt
	3	Reelect LA Shiels as Director Appointed During the Year	For	For		Mgmt
	4	Ratify Ernst & Young as Auditors	For	For		Mgmt
	5	Approve Remuneration of Directors	For	For		Mgmt
	6	Approve 2008 Share Plan	For	Against		Mgmt
Because of this plan's shortcomings, in particular the lack of performance criteria for some restricted stock, shareholders are advised to vote against this plan.

11/28/08 - S	China Shipping Development Co. (Frmrl. Shanghai Hai Xing)		Y1503Y108		10/28/08	3,704,000
	1	Approve Four Construction Agreements	For	For		Mgmt
	2	Amend Articles of Association	For	For		Mgmt
	3	Authorize Senior Management to Make Relevant Amendments to the Business License of the Company	For	For		Mgmt

12/01/08 - A	Steinhoff International Holdings Ltd		S81589103		None	80,000
Annual Meeting Agenda
	1	Accept Financial Statements and Statutory Reports for Year Ended June 30, 2008	For	For		Mgmt
	2	Reappoint Deloitte and Touche as Auditors	For	For		Mgmt
	3	Approve Remuneration of Directors for Year Ending June 30, 2009	For	For		Mgmt
	4	Elect Directors	For	For		Mgmt
	5	Approve the Black Economic Empowerment Owneship Initiative	For	For		Mgmt
	6	Approve Financial Assistance to Steinhoff International Holdings Ltd. Under the Terms of the Black Economic Empowerment Owneship Initiative	For	For		Mgmt
	7	Approve Issuance of up to 40 Million Ordinary Shares without Preemptive Rights Under the Terms of the Black Economic Empowerment Owneship Initiative	For	For		Mgmt
	8	Place Authorized But Unissued Shares under Control of Directors	For	For		Mgmt
	9	Approve Issuance of Shares without Preemptive Rights up to a Maximum of 15 Percent of Issued Capital	For	For		Mgmt
	10	Place 18.5 Million Ordinary Unissued Shares under Control of Directors to Serve the Steinhoff International Incentive Schemes and the Unitrans Limited Share Incentive Scheme	For	Against		Mgmt

Mgmt Rec - Company Management Recommended Vote

Based on excessive dilution represented by this request, which exceeds our threshold for mature companies, we recommend that shareholders oppose this request.
	11	Authorize Repurchase of Up to 20 Percent of Issued Share Capital	For	For		Mgmt
	12	Approve Cash Distribution to Shareholders by Way of Reduction of Share Premium Account	For	For		Mgmt
	13	Approve creation and issue of convertible debentures	For	For		Mgmt

12/10/08 - A	Chaoda Modern Agriculture (Holdings) Limited		G2046Q107		12/05/08	2,313,756
	1	Accept Financial Statements and Statutory Reports	For	For		Mgmt
	2	Approve Final Dividend	For	For		Mgmt
	3a	Reelect Fong Jao as Executive Director	For	For		Mgmt
	3b	Reelect Chen Jun Hua as Executive Director	For	For		Mgmt
	3c	Reelect Chan Chi Po, Andy as Executive Director	For	For		Mgmt
	3d	Reelect Lin Shun Quan as Independent Non-executive Director	For	Against		Mgmt

Lin attended only two out of four (50 percent) board meetings in the most recent financial year, and only two out of five (40 percent) board meetings in the prior year. The annual report does not provide any explanation for Lin's poor attendance record. While the board comprises at least one-third independent directors, Lin failed to attend at least 75 percent of board meetings over the past two years without a satisfactory explanation. This nominee cannot be expected to represent shareholders’ interests.

	3e	Authorize Board to Fix the Remuneration of Directors	For	For		Mgmt
	4	Reappoint Grant Thornton as Auditors and Authorize Board to Fix Their Remuneration	For	For		Mgmt
5a

Approve Capitalization of Approximately HK$9.7 Million Standing to the Credit of the Share Premium Account and Apply Such Amount in Paying Up in Full of 97.4 Million Shares (Bonus Shares) on the Basis of One Bonus Share for Every 25 Shares Held

			For	For		Mgmt
	5b	Authorize Repurchase of Up to 10 Percent of Issued Share Capital	For	For		Mgmt
	5c	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights	For	Against		Mgmt

Mgmt Rec - Company Management Recommended Vote

In this case, given that the aggregate issuance request is 30 percent (20 percent under the General Issuance Mandate, and 10 percent under the Share Reissuance Mandate as discussed in item 5d), and given that the company has not specified discount limits for the issuance of shares without preemptive rights, this proposal does not merit shareholder approval.

	5d	Authorize Reissuance of Repurchased Shares	For	Against		Mgmt

In this case, given that the aggregate issuance request is 30 percent (20 percent under the General Issuance Mandate, and 10 percent under the Share Reissuance Mandate), and given that the company has not specified discount limits for the issuance of shares without preemptive rights, this proposal does not merit shareholder approval.

12/11/08 - A	Tenaga Nasional		Y85859109		None	1,743,600
	1	Accept Financial Statements and Statutory Reports for the Financial Year Ended Aug. 31, 2008	For	For		Mgmt
	2	Approve Final Gross Dividend of MYR 0.10 Per Share Less Income Tax of 25 Percent for the Financial Year Ended Aug. 31, 2008	For	Against		Mgmt

In this case, the company was found to have reserves of approximately MYR 15.35 billion ($4.54 billion) for the latest financial year end, up from MYR 13.5 billion ($3.99 billion) last year, yet has failed to comply with the minimum standard of 30 percent for the past four years. Given that no adequate justification was provided for the retention of capital, this dividend request warrants shareholder opposition.

	3	Approve Remuneration of Directors in the Amount of MYR 628,838 for the Financial Year Ended Aug. 31, 2008	For	For		Mgmt
	4	Elect Leo Moggie as Director	For	For		Mgmt
	5	Elect Hari Narayanan a/l Govindasamy as Director	For	For		Mgmt
	6	Elect Zainal Abidin bin Putih as Director	For	For		Mgmt
	7	Elect Siti Norma binti Yaakob as Director	For	For		Mgmt
	8	Approve PricewaterhouseCoopers as Auditors and Authorize Board to Fix Their Remuneration	For	For		Mgmt
	9	Approve Issuance of Shares Pursuant to the Employees' Share Option Scheme II	For	Against		Mgmt
The abovementioned concerns in relation to the ESOS II (excessive dilution, lack of performance criteria, and discounted exercise prices) warrant a vote against the proposed issuance of shares.
	10	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights in Any Amount Up to 10 Percent of Issued Share Capital	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	11	Authorize Repurchase of Up to 10 Percent of Issued Share Capital	For	For		Mgmt

12/19/08 - S	CITIC Pacific Ltd		Y1639J116		None	126,719
	1	Approve Agreement With CITIC Group and Increase in Authorized Share Capital of the Company from HK$1.2 Billion to HK$2.4 Billion	For	For		Mgmt
	2	Approve Whitewash Waiver	For	For		Mgmt

12/23/08 - S	Yanzhou Coal Mining Company Limited		Y97417102		11/21/08	1,732,000
	1	Approve Provision of Materials Supply Agreement and the Proposed Annual Caps	For	For		Mgmt
	2	Approve Provision of Labor and Services Supply Agreement and the Proposed Annual Caps	For	For		Mgmt
	3	Approve Provision of Insurance Fund Administrative Services Agreement and the Proposed Annual Caps	For	For		Mgmt
	4	Approve Provision of Coal Products and Materials Agreement and the Proposed Annual Caps	For	For		Mgmt
	5	Approve Provision of Electricity and Heat Agreement and the Proposed Annual Caps	For	For		Mgmt
	6	Approve Acquisition of 74 Percent Equity Interest in Shandong Hua Ju Energy Co., Ltd. from Yankuang Group Corp. Ltd.	For	For		Mgmt
XII. Conclusion Based on our analysis, a vote in favor of this resolution is recommended.
	7	Amend Articles of Association	For	For		Mgmt

12/26/08 - S	MMC Norilsk Nickel		46626D108		10/15/08	351,000
Meeting for ADR Holders
Shareholder Proposals
	1	Shareholder Proposal: Approve Early Termination of Powers of Board of Directors	For	For		ShrHoldr
Shareholder Proposal: Elect 13 Directors via Cumulative Voting
	2.1	Shareholder Proposal: Elect Guerman Aliev as Director	None	Against		ShrHoldr
	2.2	Shareholder Proposal: Elect Dmitry Afanasyev as Director	None	Against		ShrHoldr
	2.3	Shareholder Proposal: Elect Sergey Batekhin as Director	None	Against		ShrHoldr
	2.4	Shareholder Proposal: Elect Tye Burt as Director	None	Against		ShrHoldr
	2.5	Shareholder Proposal: Elect Andrey Bugrov as Director	None	Against		ShrHoldr
	2.6	Shareholder Proposal: Elect Alexander Bulygin as Director	None	Against		ShrHoldr

Mgmt Rec - Company Management Recommended Vote

	2.7	Shareholder Proposal: Elect Alexander Voloshin as Director	None	Against		ShrHoldr
	2.8	Shareholder Proposal: Elect James Goodwin as Director	None	Against		ShrHoldr
	2.9	Shareholder Proposal: Elect Guy De Selliers as Director	None	Against		ShrHoldr
	2.10	Shareholder Proposal: Elect Luca Cordero di Motezemolo as Director	None	Against		ShrHoldr
	2.11	Shareholder Proposal: Elect Andrey Klishas as Director	None	Against		ShrHoldr
	2.12	Shareholder Proposal: Elect Valery Matvienko as Director	None	Against		ShrHoldr
	2.13	Shareholder Proposal: Elect Brad Mills as Director	For	For		ShrHoldr
	2.14	Shareholder Proposal: Elect Ardavan Farhad Moshiri as Director	None	Against		ShrHoldr
	2.15	Shareholder Proposal: Elect Alexander Polevoy as Director	None	Against		ShrHoldr
	2.16	Shareholder Proposal: Elect Mikhail Prokhorov as Director	None	Against		ShrHoldr
	2.17	Shareholder Proposal: Elect Maxim Sokov as Director	None	Against		ShrHoldr
	2.18	Shareholder Proposal: Elect Vladislav Soloviev as Director	None	Against		ShrHoldr
	2.19	Shareholder Proposal: Elect Vladimir Strzhalkovsky as Director	None	Against		ShrHoldr
	2.20	Shareholder Proposal: Elect Sergey Chemezov as Director	None	Against		ShrHoldr
	2.21	Shareholder Proposal: Elect Anton Cherny as Director	None	Against		ShrHoldr
	2.22	Shareholder Proposal: Elect Gerard Holden as Director	For	For		ShrHoldr
	2.23	Shareholder Proposal: Elect Heinz Schimmelbusch as Director	None	Against		ShrHoldr

01/14/09 - S	China Unicom (Hong Kong) Ltd	Y1519S111			01/09/09	84
	1	Approve Transfer Agreement Between China United Network Communications Corp. Ltd. and China United Telecommunications Corp. Ltd.	For	For		Mgmt

01/15/09 - S	First Philippine Holdings Corporation	Y2558N120			11/21/08	1,561,496
	1	Call to Order	None	None		Mgmt
	2	Proof of Required Notice	None	None		Mgmt
	3	Determination of Quorum	None	None		Mgmt
	4A	Amend Article I, Section 7 of the By-Laws to Reflect Changes Re: Submission of Proxies	For	For		Mgmt
	4B	Approve Introduction of Article II, Section 1 in the By-Laws Providing for the General Responsibility of the Board of Directors	For	For		Mgmt
	4C	Amend Article II, Section 2 of the By-Laws to Include Additional Qualifications or Disqualifications Prescribed for Directors	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	4D	Approve Introduction of Article II, Section 10 in the By-Laws Providing that the Board is Governed by the Manual for Corporate Governance	For	For		Mgmt
	5	Other Business	For	Against		Mgmt

01/16/09 - S	Telekomunikacja Polska S.A.		X6669J101		01/09/09	396,009
	1	Open Meeting	None			Mgmt
	2	Elect Meeting Chairman	For			Mgmt
	3	Acknowledge Proper Convening of Meeting	For			Mgmt
	4	Approve Agenda of Meeting	For			Mgmt
	5	Elect Members of Vote Counting Commission	For			Mgmt
	6	Approve Cancellation of 33.1 Million Treasury Shares	For			Mgmt
	7	Amend Statute to Reflect PLN 99.4 Million Reduction in Share Capital as Result of Share Cancellation Proposed under Item 6	For			Mgmt
	8	Approve Changes in Composition of Supervisory Board	For			Mgmt
	9	Close Meeting	None			Mgmt
Not voted due to shareblocking restriction. The potential impact on trading/loan share activities would outweigh the economic value of the vote.

01/23/09 - S	Yanzhou Coal Mining Company Limited		Y97417102		12/23/08	1,732,000
Class Meeting for Holders of H Shares
Special Business
	1	Authorize Repurchase of Up to 10 Percent of Issued Share Capital	For	For		Mgmt

01/28/09 - A	Adcock Ingram Holdings Limited		S00358101		None	236,093
Annual Meeting Agenda
	1	Accept Financial Statements and Statutory Reports for Year Ended September 30, 2008	For	For		Mgmt
This is a routine, non-contentious request.
	2	Elect Directors	For	For		Mgmt
	2.1	Reelect EK Diack as Director --- For

Mgmt Rec - Company Management Recommended Vote

Items 2.1 - 2.7: Under these items, the board seeks shareholder approval to reelect T Lesoli, KDK Mokhele, CD RAphiri, LE Schonknecht, RI Stewart, and AM Thompson as independent directors. The board is currently comprised of nine members, seven of whom are classified as independent directors.         The company complies with all of the recommendations of the King II Report on Corporate Governance. The board is majority independent, chairman Mokhele is an independent director, and the audit and remuneration committees are wholly independent. RiskMetrics Group (RMG) prefers that audit, as well as remuneration, committees be completely independent to maximize independent oversight and to minimize any conflicts of interest over their functions. Moreover, according to the company's annual report, all directors attended all board meetings.        Since we are unaware of any specific problem with the board or the company, shareholders are advised to support the election of the proposed candidates.

2.2	Reelect T lesoli as Director --- For
2.3	Reelect KDK Mokhele as Director --- For
2.4	Reelect CD Raphiri as Director --- For
2.5	Reelect LE Schonknecht as Director --- For
2.6	Reelect RI Stewart as Director --- For
2.7	Reelect AM Thompson as Director --- For
3	Approve Remuneration of Directors for Year Ended September 30, 2008	For	For	Mgmt

Remuneration levels for South African non-executive directors can perhaps be considered fair, or even modest, if compared to those of more economically-developed markets. Remuneration levels also tend not to vary much from one company to another, especially when the comparison is limited to companies of the same size, or in the same industry. As we see no evidence of excessiveness on the part of the board, we recommend support for this resolution.

4	Reappoint Ernst & Young as Independent Auditors	For	For	Mgmt
The proposed ratification of auditors is a routine request that merits shareholder support.
5	Authorize Board to Fix Remuneration of the Auditors Year Ended September 30, 2008	For	For	Mgmt

Under this item, shareholders are asked to authorize board to fix remuneration of auditors for the year ended in September 30, 2008. The company paid audit fees of ZAR 3.1 million ($309,000) and non-audit fees of ZAR 28,000 ($2,800).        We prefer that companies do not engage their auditor for work unrelated to the audit function. This safeguards shareholders' interest by avoiding potential conflicts that might interfere with the auditor's independent judgment. We will continue to monitor the company's payment for audit fees relative to its non-audit fees in years to come to ensure that the impartiality of the auditor is not compromised by high non-audit-related fees.

Mgmt Rec - Company Management Recommended Vote

02/04/09 - A	Nampak Ltd.		S5326R114		None	580,492
	1	Elect RC Andersen as Director as Appointed During the Year	For	For		Mgmt
	2	Elect PM Madi as Director as Appointed During the Year	For	For		Mgmt
	3	Elect AB Marshsall as Director as Appointed During the Year	For	For		Mgmt
	4	Reelect TN Jacobs as Director	For	For		Mgmt
	5	Reelect MH Visser as Director	For	For		Mgmt
	6	Approve Remuneration of Members of the Transformation and Sustainability Committee	For	For		Mgmt
	7	Increase Fees Payable to Non-Executive Directors, Including Fees Payable to Committee Members	For	For		Mgmt
	8	Approve Cash Distribution to Shareholders by Way of Reduction in Equity	For	For		Mgmt
	9	Approve Issuance of Shares in Terms of the Nampak Limited Performance Share Plan	For	Against		Mgmt
Since the underlying equity-based compensation plans in question may not properly align the interest of managers and shareholders, a vote against these requests is advisable.
	10	Approve Issuance of Shares in Terms of the Nampak Limited Share Appreciation Plan	For	Against		Mgmt
	11	Authorize Repurchase of Up to 20 Percent of Issued Share Capital	For	Against		Mgmt
The authority represents 20 percent of the current issued share capital. This is in excess of our guidelines for such repurchase.

02/06/09 - S	Angang Steel Company Limited		Y0132D105		01/07/09	1,000
Special Business
	1	Approve Issuance of Domestic Corporate Bonds in a Total Principal Amount Not Exceeding RMB 10 Billion	For	For		Mgmt
Ordinary Business
	2	Elect Chen Ming as Director andAuthorize Board to Fix His Remuneration	For	For		Mgmt

02/11/09 - S	Mizrahi Tefahot Bank Ltd.		M9540S110		01/11/09	35,931
	1	Approve Merger by Absorption	For	For		Mgmt

02/12/09 - S	CNPC Hong Kong Ltd.		G2237F100		None	2,540,000
	1	Approve Xinjiang Xinjie Tranche A Agreement with PetroChina Co. Ltd.	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	2	Approve Xinjiang Xinjie Tranches B, C and D Agreements with Lead Source Ltd., Xinjiang Tongyu Co., Ltd., and Xinjiang Tongyuan Co., Ltd., Respectively	For	For		Mgmt

02/16/09 - S	Sistema JSFC		48122U204		12/29/08	60,281
Meeting for GDR Holders
	1	Amend Regulations on Board of Directors Re: Additional Compensation for Legal and Other Expenses	For	For		Mgmt
	2	Amend Regulations on Remuneration of Directors Re: Additional Compensation for Legal and Other Expenses	For	For		Mgmt
	3	Amend Regulations on Management Re: Additional Compensation for Legal and Other Expenses	For	For		Mgmt
	4	Approve Related-Party Transactions with Vnesheconombank and OJSC Sitronics Re: $230 Million Guarantee Agreement to Benefit of OJSC Sitronics	For	For		Mgmt
	5	Amend Charter Re: Change of Residence of General Director	For	For		Mgmt

02/17/09 - S	Brasil Telecom Participacoes S.A. (frm.Tele Centro Sul Participacoes)		P18430168		None	57,918
	1	Elect Directors	For	Against		Mgmt
Since the lack of disclosure regarding director elections essentially disenfranchises proxy-voting shareholders, this resolution does not merit shareholder support.
	2	Elect Chairman and Vice-Chairman	For	Against		Mgmt
Due to the lack of disclosure, shareholders are advised to vote against this request.
	3	Elect Fiscal Council Members	For	Against		Mgmt
Since the lack of disclosure regarding fiscal council members elections essentially disenfranchises proxy-voting shareholders, this resolution does not merit shareholder support.

02/25/09 - A	El Pacifico-Peruano Suiza Cia. Seguros		P8569X106		None	2
	1	Elect/Remove Directors	For	For		Mgmt
	2	Approve Financial Statements and Discharge Directors	For	For		Mgmt
	3	Elect External Auditors	For	For		Mgmt

02/25/09 - A	Public Bank Berhad		Y71497104		None	388,300
	1	Accept Financial Statements and Statutory Reports for the Financial Year Ended Dec. 31, 2008	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

2

Approve Final Cash Dividend of MYR 0.25 Per Share Less 25 Percent Income Tax and the Distribution of a Share Dividend on the Basis of of One Treasury Share for Every 35 Ordinary Shares Held for the Financial Year Ended Dec. 31, 2008

			For	For		Mgmt
	3	Elect Tay Ah Lek as Director	For	For		Mgmt
	4	Elect Haji Abdul Aziz bin Omar as Director	For	For		Mgmt
	5	Elect Quah Poh Keat as Director	For	For		Mgmt
	6	Elect Teh Hong Piow as Director	For	For		Mgmt
	7	Elect Thong Yaw Hong as Director	For	For		Mgmt
	8	Elect Haji Mohamed Ishak bin Haji Mohamed Ariff as Director	For	For		Mgmt
	9	Approve Remuneration of Directors in the Amount of MYR 1.14 Million for the Financial Year Ended Dec. 31, 2008	For	For		Mgmt
	10	Approve KPMG as Auditors and Authorize Board to Fix Their Remuneration	For	For		Mgmt
	11	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights in Any Amount Up to 10 Percent of Issued Share Capital	For	For		Mgmt
	12	Authorize Repurchase of Up to 10 Percent of Issued Share Capital	For	For		Mgmt

02/25/09 - S	Turk Telekomunikasyon AS		Y90033104		None	24,365
Special Meeting Agenda
	1	Elect Presiding Council of Meeting	For			Mgmt
	2	Authorize Presiding Council to Sign Minutes of Meeting	For			Mgmt
	3	Authorize Board to Make Acquisitions in Fiscal Year 2009	For			Mgmt
	4	Express Wishes	None			Mgmt
	5	Close Meeting	None			Mgmt
Not voted due to shareblocking restriction. The potential impact on trading/loan share activities would outweigh the economic value of the vote.

02/27/09 - A	POSCO (formerly Pohang Iron & Steel)		Y70750115		12/31/08	20,661
	1	Approve Appropriation of Income and Year-End Dividend of KRW 7500 per Share	For	For		Mgmt
	2	Amend Articles of Incorporation regarding Pre-Emptive Rights, Public Offerings, Meeting Notice, Election of Directors and Appointment of Audit Committee Members	For	For		Mgmt
	3	Elect Directors	For	For		Mgmt
	3.2	Elect Lee Chang-Hee as Member of Audit Committee	For	For		Mgmt
	3	Elect Directors	For	For		Mgmt
	4	Approve Total Remuneration of Inside Directors and Outside Directors	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

03/05/09 - A	Commercial International Bank Of Egypt		M25561107		None	171,586
	1	Approve Board's Report on Corporate Activities for Fiscal Year ending Dec. 31, 2008	For			Mgmt
	2	Approve Auditors' Report on Company's Financial Statements for Fiscal Year ending Dec. 31, 2008	For			Mgmt
	3	Accept Financial Statements for Fiscal Year ending Dec. 31, 2008	For			Mgmt
	4	Approve Allocation of Income	For			Mgmt
	5	Approve Discharge of Board and Determine Their Bonuses for Fiscal Year ending Dec. 31, 2008	For			Mgmt
	6	Approve Auditors and Authorize Board to Fix Their Remuneration	For			Mgmt
	7	Approve Charitable Donations	For			Mgmt
	8	Approve Annual Bonus for Subcommittees	For			Mgmt
	9	Approve Changes on Board of Directors	For			Mgmt
Not voted due to shareblocking restriction. The potential impact on trading/loan share activities would outweigh the economic value of the vote.

03/12/09 - S	China Telecom Corporation Ltd		Y1505D102		02/09/09	2,800,000
Special Business
	1	Amend Articles of Association	For	For		Mgmt
In view of the benefits anticipated by the company in relation to the expansion of its business scope, a vote in favor of this item is recommended.

03/13/09 - A	Hyundai Mipo Dockyard Co.		Y3844T103		12/31/08	19,340
	1	Approve Appropriation of Income and Dividend of KRW 5,000 per Share	For	For		Mgmt
	2	Amend Articles of Incorporation regarding Business Objectives, Preemptive Rights, Stock Option, Convertible Bonds, Bonds with Warrants, Public Notice for Shareholder Meetings and Staggered Board	For	Against		Mgmt
Since the potential dilution posed to existing shareholders by Article 9 is significant, this amendment proposal does not warrant a vote in favor.
	3	Elect One Inside Director and One Outside Director	For	For		Mgmt
	4	Elect One Outside Director who will also Serve as Member of Audit Committee	For	For		Mgmt
	5	Approve Total Remuneration of Inside Directors and Outside Directors	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

03/13/09 - A	KT&G Corp. (Formerly Korea Tobacco & Ginseng)		Y49904108		12/31/08	25,764
	1	Approve Appropriation of Income and Dividend of KRW 2,800 per Share	For	For		Mgmt
	2	Amend Articles of Incorporation regarding Business Objectives, Suspension Period of Shareholder Register, Notice of Shareholder Meeting, Number of Directors, and Audit Committee	For	For		Mgmt
	3	Elect Three Outside Directors (Bundled)	For	For		Mgmt
	4	Elect Two Outside Directors who will also Serve as Members of Audit Committee	For	For		Mgmt
	5	Approve Total Remuneration of Inside Directors and Outside Directors	For	For		Mgmt

03/13/09 - A	LG Electronics Inc.		Y5275H177		12/31/08	7,381
	1	Approve Appropriation of Income and Dividends of KRW 350 per Common Share	For	For		Mgmt
2

Amend Articles of Incorporation Regarding Preemptive Rights, Convertible Bonds, Bond with Warrants, Stock Options, Public Notice for Shareholder Meeting, Nomination of Directors, Share Cancellation, and Interim Dividend

			For	Against		Mgmt

The combined potential dilution that may be caused by provisions in Articles 12, 13, and 14 comes to 50.1 percent, far more excessive than the recommended 20 percent. Since the risk of dilution posed to existing shareholders is significant, this amendment proposal does not warrant a vote in favor.

	3	Elect Kim Sang-Hui and Lee Gyu-Min as Outside Directors	For	For		Mgmt
	4	Elect Kim Sang-Hui and Hong Seong-Won as Members of Audit Committee	For	For		Mgmt
	5	Approve Total Remuneration of Inside Directors and Outside Directors	For	Against		Mgmt

Under the current circumstances, where the company has failed to satisfy average investors’ expectations on the dividend payout ratio in the last two years (11.9 percent in 2008 and 11.3 percent in 2007), the proposed increase of KRW 1 billion ($789,889), or 28. 6 percent, in directors’ remuneration is both excessive and unjustified. This proposal warrants shareholder opposition.

	6	Amend Terms of Severance Payments to Executives	For	Against		Mgmt

Mgmt Rec - Company Management Recommended Vote

As the company has provided inadequate information to make an informed decision on this proposal, shareholders are unable to assess the potential impact of the proposal. This item warrants a vote against by shareholders.

03/13/09 - A	LG Household & Health Care Ltd.		Y5275R100		12/31/08	6,435
	1	Approve Appropriation of Income and Dividend of KRW 2,000 per Common Share	For	For		Mgmt
	2	Amend Articles of Incorporation regarding Appointment of Directors and Directors' Duty	For	For		Mgmt
	3	Elect Lee Gyu-Il as Inside Director	For	For		Mgmt
	4	Approve Total Remuneration of Inside Directors and Outside Directors	For	For		Mgmt

03/13/09 - A	Samsung C&T Corp. (formerly Samsung Corp)		Y7470R109		12/31/08	65,430
	1	Approve Appropriation of Income and Dividends of KRW 500 per Common Share	For	For		Mgmt
	2	Elect Seven Directors	For	For		Mgmt
	3	Elect Three Members of Audit Committee	For	For		Mgmt
	4	Approve Total Remuneration of Inside Directors and Outside Directors	For	For		Mgmt

03/13/09 - A	Samsung Electronics Co. Ltd.		Y74718100		12/31/08	16,538
	1	Approve Appropriation of Income and Year-End Dividend of KRW 5,000 per Common Share	For	For		Mgmt
	2.1	Elect Three Outside Directors (Bundled)	For	For		Mgmt
	2.2	Elect Four Inside Directors (Bundled)	For	For		Mgmt
	2.3	Elect Two Members of Audit Committee (Bundled)	For	For		Mgmt
	3	Approve Total Remuneration of Inside Directors and Outside Directors	For	Against		Mgmt

As approval of this proposal would cause the company to make payments to directors who were convicted of criminal wrongdoings while serving on the board, and the company does not specify amounts of remuneration proposed in this item, this proposal does not warrant shareholder approval

03/13/09 - A	SK Holdings Co. (ex SK Corp. (Frmly Yukong ))		Y80662102		12/31/08	14,320
	1	Approve Appropriation of Income and Dividends of KRW 1,950 per Common Share	For	For		Mgmt
	2	Elect Directors	For	For		Mgmt
	2.2	Elect Kang Chan-Soo and Kwon O-Ryong as Outside Directors	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	3	Elect Kang Chan-Soo as Member of Audit Committee	For	For		Mgmt
	4	Approve Total Remuneration of Inside Directors and Outside Directors	For	For		Mgmt

03/20/09 - A	Pacific Corp. (frmly AmorePacific Corp.)		Y6606N107		12/31/08	5,451
	1	Approve Appropriation of Income and Dividends of KRW 1,450 per Common Share	For	For		Mgmt
	2	Elect three Directors (Bundled)	For	Against		Mgmt

One of the disqualifying factors in director election agenda items is a director's poor board meeting attendance record, below 75 percent in any given year. In this case, Cho recorded an attendance record of 43 percent, attending seven board meetings held in 2008, falling short of the 75-percent guideline. Given the bundled nature of this resolution, and based on Cho's poor attendance record, this proposal does not merit shareholder support.

	3	Approve Total Remuneration of Inside Directors and Outside Director	For	For		Mgmt
	4	Authorize Board to Fix Remuneration of Internal Auditor	For	For		Mgmt

03/24/09 - S	CNPC Hong Kong Ltd.		G2237F100		None	2,540,000
	1	Approve Huayou Capital Injection Agreement and the Related Transactions	For	For		Mgmt
	2	Approve Connected Transactions with a Related Party and the Related Annual Caps	For	For		Mgmt

03/25/09 - A	Fomento Economico Mexicano S.A.B. de C.V. (FEMSA)		P4182H115		None	952,403
Only "B" Shares have Voting Rights
	1	Accept Report of the Board of Directors on Financial Statements and Statutory Reports for Fiscal Year 2008; Report of the CEO; Report of the Audit and Corporate Practices Committee	For	For		Mgmt
	2	Accept Tax Report on Compliance of Fiscal Obligations in Accordance with Article 86 of Income Tax Law	For	For		Mgmt
	3	Approve Allocation of Income and Distribution of Dividends of MXN 0.08 per Series B Shares; MXN 0.10 per Series D Shares; Corresponding to a Total of MXN 0.40 per B Unit and MXN 0.48 per BD Unit	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	4	Set Aggregate Nominal Share Repurchase Reserve to a Maximum Amount of up to MXN 3 Billion in Accordance with Article 56 of the Securities Market Law	For	For		Mgmt
	5	Elect Proprietary and Alternate Directors, Board Secretaries, Qualification of Independence; Approve their Remuneration	For	For		Mgmt
	6	Approve Integration of Committees on 1) Finance and Planning, 2) Audit and 3) Corporate Practices; Appoint Respective Chairmen; and Approve their Remuneration	For	For		Mgmt
	7	Appoint delegates for the execution and formalization of the meeting's resolutions	For	For		Mgmt
	8	Approve Minutes of Meeting	For	For		Mgmt

03/25/09 - S	Mizrahi Tefahot Bank Ltd.		M9540S110		02/24/09	35,931
	1	Approve Director/Officer Liability and Indemnification Insurance	For	For		Mgmt

03/26/09 - A	Busan Bank		Y0534Y103		12/31/08	101,830
	1	Approve Appropriation of Income and Dividend of KRW 200 per Share	For	For		Mgmt
	2	Amend Articles of Incorporation Regarding Company Name, Preemptive Rights, Issuance Limit of New Shares, Convertible Bonds, Bonds with Warrants, and Public Notice for Shareholder Meetings	For	Against		Mgmt
Since the potential dilution that may be caused by provisions in Articles 8 and 8-2 alone well exceeds the 20-percent guideline, this resolution does not warrant shareholder approval.
	3	Elect Lee Jang-Ho as Inside Director and Shin Jeong-Taek, Chae Jeong-Byeong, and Kang Mun-Jong as Outside Directors	For	For		Mgmt
	4	Elect Shin Jeong-Taek and Kang Mun-Jong as Members of Audit Committee	For	For		Mgmt

03/26/09 - S	China Construction Bank Corporation		Y1397N101		02/23/09	7,501,755
Special Business
	1	Approve Issuance of Subordinated Bonds in the Aggregate Principal Amount Not Exceeding RMB 80 Billion	For	Against		Mgmt

Mgmt Rec - Company Management Recommended Vote

This resolution is dictated by investment-related, rather than governance, considerations and some shareholders may support such resolutions in light of the global financial situation. As such, shareholders should take into account their own individual circumstances before deciding whether to oppose this item. However, in the absence of further information regarding the use of proceeds, Shareholders are advised to vote against this proposal.

Ordinary Business
	2	Approve Resolution on Supplying Corporate Communications to the Holders of H Shares By Means of the Bank's Own Website	For	For		Mgmt

03/26/09 - A	LG Corp. (formerly LG Chem Investments Ltd.)		Y52755108		12/31/08	99,900
	1	Approve Appropriation of Income and Dividends of KRW 750 per Common Share and KRW 800 per Preferred Share	For	For		Mgmt
2

Amend Articles of Incorporation regarding Preemptive Rights, Convertible Bonds, Bonds with Warrants, Stock Options, Public Notice for Shareholder Meeting, Term of Directors, Executive Committeemen, Share Cancellation, and Interim Dividend

			For	Against		Mgmt
Since the potential dilution that may be caused by provisions in Article 11 is excessive, this amendment proposal does not warrant shareholders’ vote.
	3	Elect One Inside Director and One Outside Director	For	For		Mgmt
	4	Elect One Outside Director who will also Serve as Member of Audit Committee	For	For		Mgmt
	5	Approve Total Remuneration of Inside Directors and Outside Directors	For	Against		Mgmt

Over the last two financial years, the company’s dividend payout ratio has been consistently below 30 percent, without adequate explanation, in spite of its strong financial results. In light of the recommended minimum payout ratio of 30 percent, the company’s dividend distribution practice falls short of expectations held by average investors. Moreover, the proposed increase in the directors' remuneration limit is excessive by Korean standards. Under the new remuneration limit, each inside director will be entitled to payment of up to KRW 3.73 billion ($2.95 million), up from KRW 3.07 billion ($2.43 million) in 2008. The company has not provided any justification or rationale for the proposed increase of over 20 percent. This proposal does not merit shareholder approval.

03/27/09 - A	Industrial Bank of Korea		Y3994L108		12/31/08	124,690
	1	Approve Appropriation of Income and Dividend of KRW 15 per Preferred Share	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	2	Amend Articles of Incorporation Regarding Authorized Shares, Redeemable Shares, Preemptive Rights, and Executives	For	Against		Mgmt

Given the significant potential risk of dilution posed by the proposed Article 11 (unlimited without preemptive rights), and the substantial increase in capital without at least 30 percent of the company's capital to remain outstanding, this proposal does not merit shareholder approval..

	3	Approve Total Remuneration of Inside Directors and Outside Directors	For	For		Mgmt
	4	Authorize Board to Fix Remuneration of Internal Auditor	For	For		Mgmt

03/31/09 - A	African Bank Investments Ltd		S01035112		None	295,412
	1	Elect Directors	For	For		Mgmt
	2	Approve Deloitte & Touche as Auditors and Authorize Board to Fix Their Remuneration	For	For		Mgmt
	3	Authorize Repurchase of Up to Three Percent of Issued Ordinary Share Capital	For	For		Mgmt

03/31/09 - S	Banco do Brasil S.A.		P11427112		None	25,917
	1	Approve Increase in Share Capital Resulting from the Acquisitions of BESC and BESCRI	For	For		Mgmt

03/31/09 - A	Korea Exchange Bank		Y48585106		12/31/08	262,290
	1	Approve Appropriation of Income and Dividend of KRW 125 per Share	For	For		Mgmt
	2	Elect Seven Directors (Bundled)	For	Against		Mgmt

Since the company did not disclose any reasons or justifications for the nominee’s lack of participation at board meetings and this item was presented as a single vote item, this resolution does not warrant approval.

	3	Elect Three Independent Members of Audit Committee	For	For		Mgmt
	4	Approve Stock Option Previously Granted by Board	For	For		Mgmt
	5	Approve Stock Option Grants	For	For		Mgmt

03/31/09 - A	PTT Exploration & Production PCL		Y7145P165		02/16/09	296,000
	1	Acknowledge 2008 Performance Result and 2009 Work Plan	For	For		Mgmt
	2	Accept 2008 Financial Statements	For	For		Mgmt
	3	Approve Dividend of THB 5.42 Per Share	For	For		Mgmt
	4	Approve Office of the Auditor General of Thailand as Auditors and Authorize Board to Fix Their Remuneration	For	For		Mgmt
	5	Elect Directors	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	6	Approve Remuneration of Directors and Sub-Committees	For	For		Mgmt
	7	Amend Clause 9 of the Articles of Association	For	For		Mgmt
	8	Authorize Issuance of Debentures Not Exceeding THB 50 Billion or its Equivalent in Other Currency	For	For		Mgmt
	9	Other Business	For	Against		Mgmt
Until more detailed information is made available concerning these items, the possible risks warrant a vote opposing such requests.

03/31/09 - A	Turkiye Is Bankasi AS		M8933F115		None	561,035
Annual Meeting Agenda
	1	Open Meeting, Elect Presiding Council, Provide Authorization to Sign Minutes	For			Mgmt
	2	Receive Statutory Reports	None			Mgmt
	3	Accept Financial Statements	For			Mgmt
	4	Approve Discharge of Board	For			Mgmt
	5	Approve Discharge of Auditors	For			Mgmt
	6	Approve Allocation of Income	For			Mgmt
	7	Ratify Director Appointments	For			Mgmt
	8	Approve Director Remuneration	For			Mgmt
	9	Appoint Internal Statutory Auditors	For			Mgmt
	10	Approve Internal Statutory Auditor Remuneration	For			Mgmt
	11	Receive Information on Charitable Donations	None			Mgmt
Not voted due to shareblocking restriction. The potential impact on trading/loan share activities would outweigh the economic value of the vote.

04/02/09 - S	China Shipping Development Co. (Frmrl. Shanghai Hai Xing)		Y1503Y108		02/27/09	837,688
Special Business
	1	Approve Issuance of Medium Term Notes in the Principal Amount of Not More than RMB 5.0 Billion	For	For		Mgmt

04/02/09 - A	Magyar Telekom (frm. Matav RT)		X5215H163		03/26/09	428,365
	1	Accept Board of Directors Report on Company's Operations in Fiscal 2008	For			Mgmt
	2	Approve Consolidated Financial Statements and Annual Report	For			Mgmt
	3	Approve Financial Statements and Annual Report	For			Mgmt
	4	Approve Allocation of Income	For			Mgmt
	5	Approve Corporate Governance Report and Management Report	For			Mgmt

Mgmt Rec - Company Management Recommended Vote

	6	Approve Discharge of Directors	For		Mgmt
	7.1	Amend Articles of Association Re: Company Branches	For		Mgmt
	7.2	Amend Articles of Association Re: Shareholder Register	For		Mgmt
	7.3	Amend Articles of Association Re: Board of Directors	For		Mgmt
	7.4	Amend Articles of Association Re: Liability of Directors	For		Mgmt
	7.5	Amend Articles of Association Re: Liability of Members of Supervisory Board	For		Mgmt
	7.6	Amend Articles of Association Re: Company Auditor	For		Mgmt
	8	Elect Directors	For		Mgmt
	9	Elect Supervisory Board Member	For		Mgmt
	10	Approve Terms of Officer Remuneration	For		Mgmt
	11	Approve Auditors and Authorize Board to Fix Their Remuneration; Approve Deputy Auditor	For		Mgmt
Not voted due to shareblocking restriction. The potential impact on trading/loan share activities would outweigh the economic value of the vote.

04/02/09 - A	Turkiye Garanti Bankasi		M4752S106	None	381,419
Annual Meeting Agenda
	1	Open Meeting and Elect Presiding Council	For		Mgmt
	2	Authorize Presiding Council to Sign Minutes of Meeting	For		Mgmt
	3	Receive Statutory Reports	None		Mgmt
	4	Accept Financial Statements and Approve Income Allocation	For		Mgmt
	5	Ratify Director Appointments	For		Mgmt
	6	Approve Discharge of Board and Auditors	For		Mgmt
	7	Elect Board of Directors and Internal Auditors	For		Mgmt
	8	Approve Remuneration of Directors and Internal Auditors	For		Mgmt
	9	Receive Information on Charitable Donations	None		Mgmt
	10	Grant Permission for Board Members to Engage in Commercial Transactions with Company and Be Involved with Companies with Similar Corporate Purpose	For		Mgmt
Not voted due to shareblocking restriction. The potential impact on trading/loan share activities would outweigh the economic value of the vote.

04/03/09 - A	Ayala Corporation		Y0486V115	02/25/09	170,040
Elect Seven Directors by Cumulative Voting

Mgmt Rec - Company Management Recommended Vote

	1a	Elect Jaime Augusto Zobel de Ayala as Director	For	For		Mgmt
	1b	Elect Fernando Zobel de Ayala as Director	For	For		Mgmt
	1c	Elect Toshifumi Inami as Director	For	For		Mgmt
	1d	Elect Delfin L Lazaro as Director	For	For		Mgmt
	1e	Elect Mercedita S Nolledo as Director	For	For		Mgmt
	1f	Elect Meneleo J Carlos, Jr as Director	For	For		Mgmt
	1g	Elect Xavier P Loinaz Director	For	For		Mgmt
	2	Approve Minutes of Previous Shareholder Meeting	For	For		Mgmt
	3	Approve Annual Report	For	For		Mgmt
	4	Ratify All Acts and Resolutions of the Board of Directors and Management	For	For		Mgmt
	5	Elect Sycip Gorres Velayo & Co as Independent Auditors and to Authorize the Board to Fix their Remuneration	For	For		Mgmt
	6	Other Business	For	Against		Mgmt

While such requests are usually routine, the potential for the discussion and subsequent approval of items that could be harmful is a possibility. Until more detailed information is made available concerning these items, a vote opposing such requests is warranted.

04/08/09 - A	PTT Chemical Public Co. Ltd. ( formerly National Petrochemic		Y7135Z116		03/05/09	379,252
	1	Approve Minutes of Previous AGM	For	For		Mgmt
	2	Accept 2008 Operating Results and Recommendation for the Business Plan	For	For		Mgmt
	3	Accept Financial Statements and Statutory Reports	For	For		Mgmt
	4	Approve Allocation of Income and Payment of Dividend of THB 4.00 Per Share	For	For		Mgmt
	5	Approve Remuneration of Directors	For	For		Mgmt
	6	Elect Directors	For	For		Mgmt
	7	Approve KPMG Phoomchai Tax & Legal Ltd as Auditors and Authorize Board to Fix Their Remuneration	For	For		Mgmt
	8	Approve Fund Raising Activity Reserved for the Future Growth of the Company for a Total Amount of Not Exceeding THB 30 Billion	For	Against		Mgmt
Due to the lack of disclosure, it is difficult to determine the merits of this proposal. As such, a vote against this item is warranted.
	9	Other Business	For	Against		Mgmt

Mgmt Rec - Company Management Recommended Vote

While such requests are usually routine, the potential for the discussion and subsequent approval of items that could be dangerous to minority shareholders is a possibility. Until more detailed information is made available concerning these items, the possible risks warrant a vote opposing such request.

04/10/09 - A	PTT Public Co Ltd		Y6883U113		03/09/09	213,238
	1	Approve Minutes of Previous AGM	For	For		Mgmt
	2	Accept 2008 Operating Results, Financial Statements, and Statutory Reports	For	For		Mgmt
	3	Approve 2008 Net Profit Allocation Plan and 2008 Dividend Policy	For	For		Mgmt
	4	Approve Office of the Auditor General as Auditors and Authorize Board to Fix Their Remuneration	For	For		Mgmt
	5	Approve Remuneration of Directors	For	For		Mgmt
	6a	Elect Norkun Sitthiphong as Director	For	For		Mgmt
	6b	Elect Prasert Bunsumpun as Director	For	For		Mgmt
	6c	Elect Watcharakiti Watcharothai as Director	For	For		Mgmt
	6d	Elect Suraphol Nitikraipot as Director	For	For		Mgmt
	6e	Elect Surachai Phuprasert as Director	For	For		Mgmt
	7	Amend Articles of Association Re: Repurchase Clause, Powers of Directors, and Connected Transactions	For	For		Mgmt
	8	Approve Five-Year External Fund Raising Plan of up to THB 65 Billion	For	Against		Mgmt
Due to the lack of disclosure, it is difficult to determine the merits of this proposal. As such, a vote against this item is warranted.
	9	Report Company's Related Supreme Administrative Court's Decisions Compliances	For	For		Mgmt
	10	Other Business	For	Against		Mgmt

While such requests are usually routine, the potential for the discussion and subsequent approval of items that could be dangerous to minority shareholders is a possibility. Until more detailed information is made available concerning these items, the possible risks warrant a vote opposing such request.

04/13/09 - S	SABESP, Companhia Saneamento Basico Sao Paulo		P8228H104		None	285,713
	1	Elect Director	For	Against		Mgmt
Given the lack of disclosure, this request does not merit support.

04/14/09 - S	Dongfeng Motor Group Company Ltd		Y21042109		03/13/09	4,126,000
	1	Approve Connected Transaction with a Related Party and Related Caps	For	For		Mgmt
	2	Authorize Board to Apply and Issue the Bonds	For	Against		Mgmt

Mgmt Rec - Company Management Recommended Vote

The level of discretion afforded to the company’s board to determine the terms of the Bonds proposed and to handle matters in relation to the issue of the Bonds, including the use of proceeds, which might open up the possibility for abuse, warrants a vote against this resolution.

04/17/09 - A	Krung Thai Bank PCL		Y49885208		03/26/09	9,186,600
	1	Approve Minutes of Previous AGM	For	For		Mgmt
	2	Accept Director's Report	None	None		Mgmt
	3	Accept Financial Statements	For	For		Mgmt
	4	Approve Allocation of Income and Dividend of THB 0.59 Per Preferred Share and THB 0.44 Per Ordinary Share	For	For		Mgmt
	5	Approve Adjustment of Dividend Payment Policy	For	For		Mgmt
	6	Approve Remuneration of Directors	For	For		Mgmt
	7	Elect Directors	For	For		Mgmt
	8	Approve Office of the Auditor General of Thailand as Auditors and Authorize Board to Fix Their Remuneration	For	For		Mgmt
	9	Amend Articles of Association	For	For		Mgmt
	10	Approve Acquisition of Shares in Krungthai Card PCL	For	For		Mgmt
	11	Other Business	For	Against		Mgmt

While such requests are usually routine, the potential for the discussion and subsequent approval of items that could be dangerous to minority shareholders is a possibility. Until more detailed information is made available concerning these items, the possible risks warrant a vote opposing such requests.

04/20/09 - S	America Movil, S.A.B. de C.V.		P0280A101		None	102,576
L Shares ONLY Have Voting Rights at this Meeting
	1	Elect Directors for Class L Shares (Bundled)	For	Against		Mgmt
The proposal warrants a vote against, as lack of disclosure on director elections is no longer an acceptable practice for a public company on IPCE.
	2	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting	For	For		Mgmt

04/20/09 - A	British American Tobacco Bhd. (formerly Rothmans of Pall Mal		Y0971P110		None	28,612
	1	Accept Financial Statements and Statutory Reports for the Financial Year Ended Dec. 31, 2008	For	For		Mgmt
	2	Approve Final Dividend of MYR 0.76 Per Share	For	For		Mgmt
	3	Elect Oh Chong Peng as Director	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

As the presence of Jack Marie Henry David Bowles, an executive director, may compromise the independent objective of the Remuneration Committee, his reelection does not warrant approval.
	4	Elect Jack Marie Henry David Bowles as Director	For	Against		Mgmt
	5	Elect Ahmad Johari Bin Tun Abdul Razak as Director	For	For		Mgmt
	6	Elect William Toh Ah Wah as Director	For	For		Mgmt
	7	Approve PricewaterhouseCoopers as Auditors and Authorize Board to Fix Their Remuneration	For	For		Mgmt
	8	Approve Implementation of Shareholders' Mandate for Recurrent Related Party Transactions	For	For		Mgmt
	9	Elect Abu Talib Bin Othman as Director	For	For		Mgmt

04/21/09 - A	Absa Group Ltd		S0269J708		None	161,669
	1	Accept Financial Statements and Statutory Reports for Year Ended 31 December 2008	For	For		Mgmt
	2	Sanction the Proposed Remuneration Payable to Non-Executive Directors from 1 May 2009	For	For		Mgmt
	3	Reappoint PricewaterhouseCoopers Inc and Ernst & Young Inc as Auditors	For	For		Mgmt
	4	Elect Directors	For	For		Mgmt
	5	Elect Directors	For	For		Mgmt
	6	Place Authorized But Unissued Shares under Control of Directors	For	For		Mgmt
	7	Authorize Repurchase of 36,503,000 Redeemable Preference Shares	For	For		Mgmt
	8	Approve the Provision of Financial Assistant by the Company to Batho Bonke Capital (Proprietary) Limited	For	For		Mgmt
	9	Authorize Repurchase of Absa Subscription Shares on Redemption of Newco "C" Preference Shares	For	For		Mgmt
	10	Authorize Repurchase of Up to 10 Percent of Issued Share Capital	For	For		Mgmt

04/22/09 - S	Partner Communications Company Ltd.		M78465107		03/23/09	247,364
	1	Elect Michael Anghel as External Director	For	For		Mgmt
	1a	Indicate If You Are a Controlling Shareholder in Item 1	None	Against		Mgmt

This item is to indicate whether or not a shareholder is a significant shareholder for purposes of vote counting with regard to Item 1. A "yes" vote indicates a controlling stake in the company, while a "no" vote indicates a non-controlling stake.

	2	Amend 2004 Share Option Plan	For	Against		Mgmt

Mgmt Rec - Company Management Recommended Vote

Due to the potential reduction of exercise price and the potential for options to be granted at a discount to fair market value, this item does not warrant support.

04/22/09 - A	People's Food Holdings Ltd		G7000R108		None	190,000
	1	Adopt Financial Statements and Directors' and Auditors' Reports	For	For		Mgmt
	2	Declare Final Dividend of RMB 0.105 Per Share	For	For		Mgmt
	3	Reelect Ow Chin Hock as Director	For	For		Mgmt
	4	Reelect Chan Kin Sang as Director	For	For		Mgmt
	5	Approve Directors' Fees of SGD 150,000 for the Year Ended Dec. 31, 2008 (2007: RMB 728,300)	For	For		Mgmt
	6	Reappoint Grant Thorton, Certified Public Accountants, Hong Kong as Auditors and Authorize Board to Fix Their Remuneration	For	For		Mgmt
	7	Approve Issuance of Shares without Preemptive Rights	For	For		Mgmt
	8	Authorize Share Repurchase Program	For	For		Mgmt

04/23/09 - A	Consorcio Ara, S.A.B. de C.V.		P3084R106		None	2,562,666
	1	Accept Financial Statements and Statutory Reports for the Fiscal Year Ended Dec. 31, 2008	For	For		Mgmt
	2	Accept Tax Report on Adherance to Fiscal Obligations	For	For		Mgmt
	3	Approve Allocation of Income	For	For		Mgmt
	4	Elect Directors, Board Secretary and Deputy Board Secretary; Approve Their Discharge and Remuneration	For	For		Mgmt
	5	Elect or Ratify Chairman of Audit Committee	For	For		Mgmt
	6	Elect or Ratify Chairman of Corporate Practices Committee	For	For		Mgmt
	7	Set Maximum Aggregate Nominal Amount of Share Repurchase Reserve	For	For		Mgmt
	8	Present Report on the Policies of Share Repurchases	For	For		Mgmt
	9	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting	For	For		Mgmt

04/23/09 - A	CP ALL Public Company Limited		Y1772K169		03/16/09	2,732,600
	1	Approve Minutes of Previous AGM	For	For		Mgmt
	2	Accept Directors' Report	For	For		Mgmt
	3	Accept Financial Statements and Statutory Reports	For	For		Mgmt
	4	Approve Allocation of Income and Payment of Dividend of THB 0.60 Per Share	For	For		Mgmt
	5	Elect Directors	For	For		Mgmt
	6	Approve Remuneration of Directors	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	7	Approve KPMG Phoomchai Audit Ltd as Auditors and Authorize Board to Fix Their Remuneration	For	For		Mgmt
	8	Acknowledge Progress on the Connected Transaction Concerning the Acquisition and Disposition of Assets of the Supercenter Business of the Company and Its Subsidiaries Abroad	For	For		Mgmt
	9	Other Business	For	Against		Mgmt

While such requests are usually routine, the potential for the discussion and subsequent approval of items that could be dangerous to minority shareholders is a possibility. Until more detailed information is made available concerning these items, the possible risks warrant a vote opposing such requests.

04/23/09 - A	Telekomunikacja Polska S.A.		X6669J101		04/16/09	396,009
	1	Open Meeting	None			Mgmt
	2	Elect Meeting Chairman	For			Mgmt
	3	Acknowledge Proper Convening of Meeting	None			Mgmt
	4	Approve Agenda of Meeting	For			Mgmt
	5	Elect Members of Vote Counting Commission	For			Mgmt
	6.1	Receive Financial Statements and Management Board Report on Company Operations in Fiscal 2008	None			Mgmt
	6.2	Receive Management Board Proposal Regarding Allocation of Company's 2008 Income, Including Dividend Payout	None			Mgmt
	6.3	Receive Supervisory Board Report on Management Board Report on Company's Operations in Fiscal 2008, Financial Statements, and Management Board Proposal Regarding Allocation of Company's 2008 Income	None			Mgmt
	6.4	Receive Consolidated Financial Statements and Management Board Report on Group's Operations in Fiscal 2008	None			Mgmt
	6.5	Receive Supervisory Board Report on Management Board Report on Group's Operations in Fiscal 2008 and Consolidated Financial Statements	None			Mgmt
	6.6	Receive Supervisory Board's Evaluation of Company's Standing in Fiscal 2008 and Report on Supervisory Board's Activities in Fiscal 2008	None			Mgmt
	7.1	Approve Management Board Report on Company's Operations in Fiscal 2008	For			Mgmt
	7.2	Approve Financial Statements	For			Mgmt
	7.3	Approve Allocation of Income and Dividends	For			Mgmt

Mgmt Rec - Company Management Recommended Vote

	7.4	Approve Management Board Report on Group's Operations in Fiscal 2008	For			Mgmt
	7.5	Approve Consolidated Financial Statements	For			Mgmt
	7.6	Approve Discharge of Management and Supervisory Boards	For			Mgmt
	8.1	Amend Statute Re: Corporate Purpose and Editorial Changes	For			Mgmt
	8.2	Approve Uniform Text of Statute	For			Mgmt
	9	Approve Changes in Composition of Supervisory Board	For			Mgmt
	10	Close Meeting	None			Mgmt
Not voted due to shareblocking restriction. The potential impact on trading/loan share activities would outweigh the economic value of the vote.

04/28/09 - S	Telefonos de Mexico, S.A.B. de C.V.		P90413132		None	553,790
Only Series L Shareholders are Entitled to Vote at This Meeting
	1	Elect Directors for Class L Shares	For	Against		Mgmt
As a result of the lack of disclosure on the nominees for directors representing class L shares, this proposal does not merit support.
	2	Approve Minutes of Meeting; Designate Inspector or Shareholder Representative(s) of Minutes of Meeting	For	For		Mgmt

04/29/09 - A/S	BRADESPAR SA		P1808W104		None	170,305
Special Meeting Agenda
	1	Amend Articles	For	For		Mgmt
	2	Transfer Funds from One Reserve Account to Another	For	For		Mgmt
Annual Meeting Agenda
	3	Accept Financial Statements and Statutory Reports for Fiscal Year Ended Dec. 31, 2008	For	For		Mgmt
	4	Approve Allocation of Income and Dividends	For	For		Mgmt
	5	Elect Directors	For	Against		Mgmt

The company has failed to disclose its board nominees in a timely manner. This lack of transparency is egregious given the importance of director elections, and the large number of shareholders who vote by proxy. Since the lack of disclosure prevents proxy-voting shareholders from making an informed voting decision, this request does not merit support.

	6	Elect Fiscal Council Members and Approve their Remuneration	For	Against		Mgmt

Mgmt Rec - Company Management Recommended Vote

The company has failed to disclose its fiscal council nominees in a timely manner. This lack of transparency is egregious given the importance of the fiscal council as an oversight body, and the large number of shareholders who vote by proxy. Because of the company's poor disclosure practices, this proposal does not merit shareholder approval.

	7	Approve Remuneration of Executive Officers and Non-Executive Directors	For	For		Mgmt

04/29/09 - A	Embraer, Empresa Brasileira de Aeronautica		P3700H201		None	305,938
	1	Accept Financial Statements and Statutory Reports for Fiscal Year Ended Dec. 31, 2008	For	For		Mgmt
	2	Approve Allocation of Income and Dividends	For	For		Mgmt
	3	Elect Directors	For	For		Mgmt
	4	Elect Fiscal Council Members and Approve their Remuneration	For	For		Mgmt
	5	Approve Remuneration of Executive Officers, Non-Executive Directors, and Fiscal Council Members	For	For		Mgmt
	6	Elect Fiscal Council Members and Approve their Remuneration	For	For		Mgmt

04/29/09 - A	Komercni Banka A.S.		X45471111		04/22/09	12,639
	1	Open Meeting	None			Mgmt
	2.1	Approve Meeting Procedures	For			Mgmt
	2.2	Elect Meeting Chairman and Other Meeting Officials	For			Mgmt
	3	Approve Management Board Report on Company's Operations and State of Assets in Fiscal 2008	For			Mgmt
	4	Receive Financial Statements, Allocation of Income Proposal, and Consolidated Financial Statements	None			Mgmt
	5	Receive Supervisory Board Report on Financial Statements, Allocation of Income Proposal, Consolidated Financial Statements, and Results of Board's Activities	None			Mgmt
	6	Approve Financial Statements	For			Mgmt
	7.1	Approve Allocation of Income and Dividends of CZK 180 per Share	For			Mgmt
	7.2	Approve Transfer of Dividends Not Paid Out for More Than Ten Years from Payment Date to Retained Earnings	For			Mgmt
	8	Accept Consolidated Financial Statements	For			Mgmt
	9	Elect Supervisory Board Member	For			Mgmt
	10	Approve Performance Contracts with Supervisory Board Members	For			Mgmt
	11	Approve Remuneration of Members of Management Board	For			Mgmt
	12	Approve Share Repurchase Program	For			Mgmt

Mgmt Rec - Company Management Recommended Vote

	13	Amend Articles of Association Re: Establishment of Audit Committee; Internal Audit; Other Changes	For			Mgmt
	14	Ratify Deloitte Ltd. as Auditor	For			Mgmt
	15	Elect Members of Audit Committee	For			Mgmt
	16	Approve Performance Contracts with Members of Audit Committee	For			Mgmt
	17	Approve Remuneration of Members of Audit Committee	For			Mgmt
	18	Close Meeting	None			Mgmt
Not voted due to shareblocking restriction. The potential impact on trading/loan share activities would outweigh the economic value of the vote.

04/29/09 - A/S	SABESP, Companhia Saneamento Basico Sao Paulo		P8228H104		None	571,426
Annual Meeting Agenda
	1	Accept Financial Statements and Statutory Reports for Fiscal Year Ended Dec. 31, 2008	For	Against		Mgmt
Since the company does not appear to have been as transparent as it should in regards to its financial position, this request does not merit support.
	2	Approve Allocation of Income and Dividends	For	For		Mgmt
	3	Elect Fiscal Council Members	For	Against		Mgmt

The company has failed to disclose its fiscal council nominees in a timely manner. This lack of transparency is egregious given the importance of the fiscal council as an oversight body, and the large number of shareholders who vote by proxy. Because of the company's poor disclosure practices, this proposal does not merit approval.

Special Meeting Agenda
	4	Approve Paid Leave for Executive Officers, in Accordance with Sao Paulo State Regulations	For	For		Mgmt

04/29/09 - A	Thanachart Capital PCL		Y8738D155		04/07/09	267,126
	1	Approve Minutes of Previous EGM	For	For		Mgmt
	2	Acknowledge 2008 Operational Results Report	None	None		Mgmt
	3	Accept Financial Statements and Statutory Reports	For	For		Mgmt
	4	Approve Allocation of Income and Payment of Dividend of THB 0.90 per Share	For	For		Mgmt
	5	Approve Remuneration of Directors	For	For		Mgmt
	6	Elect Directors	For	For		Mgmt
	7	Approve Ernst & Young as Auditors and Authorize Board to Fix Their Remuneration	For	For		Mgmt
	8	Other Business	For	Against		Mgmt

Mgmt Rec - Company Management Recommended Vote

While such requests are usually routine, the potential for the discussion and subsequent approval of items that could be dangerous to minority shareholders is a possibility. Until more detailed information is made available concerning these items, the possible risks warrant a vote opposing such request.

04/30/09 - A	Grupo Mexico S.A.B. de C.V.		P49538112		None	1,210,637
	1	Accept Financial Statements and Statutory Reports; Accept CEO, Board and Board Committee Reports for Fiscal Year Ended Dec. 31, 2009	For	For		Mgmt
	2	Approve Report on Tax Obligations in Accordance with Article 86 of Tax Law	For	For		Mgmt
	3	Approve Allocation of Income	For	For		Mgmt
	4	Approve Policy Related to Acquisition of Own Shares; Set Aggregate Nominal Amount of Share Repurchase Reserve for 2009	For	For		Mgmt
	5	Elect/Ratify Directors (Bundled); Verify Independence of Board Members; Elect/Ratify Chairmen and Members of the Board Committees	For	Against		Mgmt
Given the disclosure shortcomings, this proposal warrants a vote against.
	6	Approve Remuneration of Directors and Members of Board Committees	For	For		Mgmt
	7	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting	For	For		Mgmt

05/05/09 - S	MTN Group Ltd		S8039R108		None	27,337
Ordinary Resolution
	1	Approve Implementation of Transaction Agreements and Various Transactions	For	For		Mgmt
Special Resolutions
1

Auth. Directors to Purchase in Part From Share Cap. and Premium up to ZAR 3,381,966,783 and in Part from Profits Available for Distribution, the 243,500,011 MTN Shares Held by Newshelf Pursuant to the Terms and Conditions of the Repurchase Agreement

			For	For		Mgmt
	2	Sanction Any Financial Assistance Given or Construed to be Given by the Company to Newshelf in Respect to the Transactions Set Out in the Transaction Agreements	For	For		Mgmt
Continuation of the Ordinary Resolutions

Mgmt Rec - Company Management Recommended Vote

2

Place 213,866,898 MTN Shares Under the Control of the Directors to Allot and Issue for Cash to PIC Pursuant to, and on the Terms and Conditions of, the B Prefs Acquisition Agreement and the Newshelf Acquisition Agreement

			For	For		Mgmt
	3	Authorize Board to Ratify and Execute Approved Resolutions	For	For		Mgmt

05/12/09 - A	ArcelorMittal South Africa Ltd		S05944103		None	193,355
	1	Accept Financial Statements and Statutory Reports for Year Ended 31 December 2008	For	For		Mgmt
	2(a)	Reelect KDK Mokhele as Director	For	For		Mgmt
	2(b)	Elect CPD Cornier as Director	For	For		Mgmt
	2(c)	Reelect S Maheshwari as Director	For	Against		Mgmt

Analysis & Vote Recommendation        Despite the governance shortcomings identified here, we are unaware of any serious corporate governance failures within the Company. Nonetheless, RiskMetrics Group (RMG) strongly believes that directors who do not regularly attend Board meetings cannot possibly protect the interests of shareholders in an effective manner and thus fail in their fiduciary duty to shareholders. Since Sudhir Maheshwari, who is presented as a Board nominee under item 2(c) of the agenda, has attended fewer than 75 percent of Board meetings held during the year, without a valid excuse, shareholders are recommended to vote AGAINST this item.

	2(d)	Reelect AMHO Poupart-Lafarge as Director	For	For		Mgmt
	2(e)	Reelect HJ Verster as Director	For	For		Mgmt
	3	Approve the Non-Executive Directors' Fees for the Year Ended 31 December 2008	For	For		Mgmt
	4	Approve the Annual Fees as the Maximum Non-executive Directors' Fees Payable for the Period 1 May 2009 Until the Next Annual General Meeting	For	For		Mgmt
	5	Ratify Deloitte & Touche as Auditors and Appoint Ryan Duffy as the Audit Partner	For	For		Mgmt
	6	Place 5 Percent of the Authorised But Unissued Share Capital of the Company Under the Control of the Directors of the Company	For	For		Mgmt
	7	Authorize Repurchase of Up to 10 Percent of Issued Share Capital	For	For		Mgmt

05/12/09 - A	Petrochina Company Limited		Y6883Q104		04/30/09	5,444,301
	1	Accept Report of the Board of Directors	For	For		Mgmt
	2	Accept Report of the Supervisory Committee	For	For		Mgmt
	3	Accept Financial Statements and Statutory Reports	For	For		Mgmt
	4	Approve Final Dividends	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	5	Approve Distribution of Interim Dividends for the Year 2009	For	For		Mgmt
6

Reappoint PricewaterhouseCoopers, Certified Public Accountants, andPricewaterhouseCoopers Zhong Tian CPAs Co. Ltd., Certified Public Accountants, as International and Domestic Auditors, Respectively, and Authorize Board to Fix Their Remuneration

			For	For		Mgmt
	7	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights	For	Against		Mgmt
However, the issuance request is 20 percent, which exceeds the 10-percent guideline and justifies a vote against this resolution.
	8	Approve Issuance of Debt Financing Instruments in the Aggregate Principal Amount of Up to RMB 100 Billion	For	For		Mgmt
Shareholder Proposal
	9	Elect Wang Daocheng as Independent Supervisor	None	For		ShrHoldr

05/12/09 - A	Petron Corp.		Y6885F106		03/16/09	4,906,064
	1	Call to Order	None	None		Mgmt
	2	Report on Attendance and Quorum	None	None		Mgmt
	3	Approve Minutes of Previous Shareholder Meeting for the Year 2008	For	For		Mgmt
	4	Approve Management Report and Submission of Financial Statement to Stockholders for the Year 2008	For	For		Mgmt
	5	Ratify all acts of the Board of Directors and Management for the Year 2008	For	For		Mgmt
	6.1	Approve Amendment of the Articles of Incorporation to Increase Authorized Capital Stock from PhP10 Billion to PhP25 Billion	For	For		Mgmt
	6.2	Approve Amendment of the Articles of Incorporation to Increase Electric Power Generation and Sale in the Primary Purpose	For	For		Mgmt
	7	Approve Issuance of New Shares without Preemptive Rights	For	Against		Mgmt

The removal of preemptive rights extinguishes the basic right of shareholders to protect their shareholdings against issuances that may lead to excessive dilution and therefore create immediate loss of shareholder value. In light of this issue a vote against this item is warranted.

	8	Approve External Auditors	For	For		Mgmt
Elect 10 Directors by Cumulative Voting
	9.1	Elect Ramon S. Ang as a Director	For	For		Mgmt
	9.2	Elect Eric O. Recto as a Director	For	For		Mgmt
	9.3	Elect Bernardino R. Abes as a Director	For	For		Mgmt
	9.4	Elect Eduardo M. Cojuangco, Jr. as a Director	For	For		Mgmt
	9.5	Elect Seumas J. Dawes as a Director	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	9.6	Elect Ron W. Haddock as a Director	For	For		Mgmt
	9.7	Elect Estelito P. Mendoza as a Director	For	For		Mgmt
	9.8	Elect Roberto V. Ongpin as a Director	For	For		Mgmt
	9.9	Elect Reynaldo G. David as a Director	For	For		Mgmt
	9.10	Elect Angelico T. Salud as a Director	For	For		Mgmt
	10	Transaction of Such Other Business as May Properly Come Before the Meeting	For	Against		Mgmt

While such requests are usually routine, the potential for the discussion and subsequent approval of items that could be dangerous to minority shareholders is a possibility. Until more detailed information is made available concerning these items, a vote opposing such requests is warranted.

05/13/09 - A	TENCENT HOLDINGS LIMITED		G87572122		05/07/09	33,400
	1	Accept Financial Statements and Statutory Reports	For	For		Mgmt
	2a	Approve Final Dividend	For	For		Mgmt
	2b	Approve Special Dividend	For	For		Mgmt
	3a1	Reelect Iain Ferguson Bruce as Director	For	For		Mgmt
	3a2	Reelect Ian Charles Stone as Director	For	For		Mgmt
	3b	Authorize Board to Fix the Remuneration of Directors	For	For		Mgmt
	4	Reappoint Auditors and Authorize Board to Fix Their Remuneration	For	For		Mgmt
	5	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights	For	Against		Mgmt

In this case, given that the aggregate issuance request is 30 percent (20 percent under the General Issuance Mandate, and 10 percent under the Share Reissuance Mandate discussed under Item 7), which exceeds the 10-percent guideline, and given that the company has not specified discount limits for the issuance of shares without preemptive rights, a vote against this resolution is warranted.

	6	Authorize Repurchase of Up to 10 Percent of Issued Share Capital	For	For		Mgmt
	7	Authorize Reissuance of Repurchased Shares	For	Against		Mgmt

In this case, given that the aggregate issuance request is 30 percent (20 percent under the General Issuance Mandate, and 10 percent under the Share Reissuance Mandate), which exceeds the 10-percent guideline, and given that the company has not specified discount limits for the issuance of shares without preemptive rights, a vote against this resolution is warranted.

Mgmt Rec - Company Management Recommended Vote

05/13/09 - S	TENCENT HOLDINGS LIMITED		G87572122		05/07/09	33,400
	1	Adopt 2009 Share Option Scheme	For	For		Mgmt
	2	Amend the Existing Share Award Scheme Adopted on Dec. 13, 2007	For	For		Mgmt

05/14/09 - A	CNPC Hong Kong Ltd.		G2237F100		04/30/09	2,540,000
	1	Accept Financial Statements and Statutory Reports	For	For		Mgmt
	2	Approve Dividends of HK$0.15 Per Share	For	For		Mgmt
	3a	Reelect Li Hualin as Director	For	For		Mgmt
	3b	Authorize Directors to Fix the Remuneration of Directors	For	For		Mgmt
	4	Appoint PricewaterhouseCoopers as Auditors and Authorize Board to Fix Their Remuneration	For	For		Mgmt
	5	Authorize Repurchase of Up to 10 Percent of Issued Share Capital	For	For		Mgmt
	6	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights	For	Against		Mgmt

In this case, given that the aggregate issuance request is 30 percent (20 percent under the General Issuance Mandate, and 10 percent under the Share Reissuance Mandate as dicussed in Item 7), which exceeds the 10-percent guideline, and given that the company has not specified discount limits for the issuance of shares without preemptive rights, a vote against this resolution is warranted.

	7	Authorize Reissuance of Repurchased Shares	For	Against		Mgmt

In this case, given that the aggregate issuance request is 30 percent (20 percent under the General Issuance Mandate, and 10 percent under the Share Reissuance Mandate), which exceeds the 10-percent guideline, and given that the company has not specified discount limits for the issuance of shares without preemptive rights, a vote against this resolution is warranted.

05/15/09 - A	Liberty Holdings Ltd		S44440121		None	202,017
	1	Accept Financial Statements and Statutory Reports for Year Ended 31 Dec. 2008	For	For		Mgmt
	2	Approve Remuneration of the Chairman of the Board	For	For		Mgmt
	3	Approve Remuneration of the Non-Executive Directors	For	For		Mgmt
	4	Approve Remuneration of the International Non-Executive Directors	For	For		Mgmt
	5	Approve Remuneration of the Chairman of the Audit and Actuarial Committee	For	For		Mgmt
	6	Approve Remuneration of the Members of the Audit and Actuarial Committee	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	7	Approve Remuneration of the Chairman of the Risk Committee	For	For		Mgmt
	8	Approve Remuneration of the Members of the Risk Committee	For	For		Mgmt
	9	Approve Remuneration of the Chairman of the Remuneration Committee	For	For		Mgmt
	10	Approve Remuneration of the Members of the Remuneration Committee	For	For		Mgmt
	11	Approve Remuneration of the Chairman of the Transformation Committee	For	For		Mgmt
	12	Approve Remuneration of the Members of the Transformation Committee	For	For		Mgmt
	13	Approve Remuneration of the Members of the Directors' Affairs Committee	For	For		Mgmt
	14	Reelect SJ Macozoma as Director	For	For		Mgmt
	15	Reelect JH Maree as Director	For	For		Mgmt
	16	Reelect A Romanis as Director	For	For		Mgmt
	17	Reelect HI Appelbaum as Director	For	For		Mgmt
	18	Elect AP Cunningham as Director	For	For		Mgmt
	19	Elect MP Moyo as Director	For	For		Mgmt
	20	Place Authorized But Unissued Ordinary Shares under Control of Directors	For	For		Mgmt
	21	Place Authorized But Unissued Preference Shares under Control of Directors	For	For		Mgmt
	22	Authorize Issuance of Shares for Cash up to a Maximum of 2.5 Percent of Issued Share Capital	For	For		Mgmt
	23	Approve Cash Distribution to Shareholders by Way of Reduction of Share Premium Account	For	For		Mgmt
	24	Approve Termination of the Liberty Holdings Limited Senior Executive Share Option Scheme	For	For		Mgmt
	25	Amend Clause of the Liberty Equity Growth Scheme	For	Against		Mgmt

Analysis & Vote Recommendation        We consider that it is not appropriate for participants of the Liberty Equity Growth Scheme to continue to be eligible for their rights under the scheme if they are no longer employees of the Company and no longer provide material services.         Shareholders are advised to vote AGAINST this item.

	26	Authorize Repurchase of up to 10 Percent of Issued Share Capital	For	For		Mgmt

05/15/09 - A	PPB Group Bhd (frmrly PERLIS PLANTATIONS BERHAD)		Y70879104		None	595,537
	1	Accept Financial Statements and Statutory Reports for the Financial Year Ended Dec. 31, 2008	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	2	Approve Final Dividend of MYR 0.18 Per Share for the Financial Year Ended Dec. 31, 2008	For	For		Mgmt
	3	Approve Remuneration of Directors in the Amount of MYR 306,626 for the Financial Year Ended Dec. 31, 2008	For	For		Mgmt
	4	Elect Cheang Kwan Chow as Director	For	For		Mgmt
As the presence of Oh Siew Nam, an executive director, may compromise the independent objective of the Remuneration Committee, his reelection (Item 6) does not merit approval.
	5	Elect Lim Soon Huat as Director	For	For		Mgmt
	6	Elect Oh Siew Nam as Director	For	Against		Mgmt
	7	Elect Liang Kim Bang as Director	For	For		Mgmt
	8	Elect Abdul Aziz Bin Raja Salim as Director	For	For		Mgmt
	9	Approve Mazars as Auditors and Authorize Board to Fix Their Remuneration	For	For		Mgmt
	10	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights in Any Amount Up to 10 Percent of Issued Share Capital	For	For		Mgmt
	11	Approve Implementation of Shareholders' Mandate for Recurrent Related Party Transactions	For	For		Mgmt

05/19/09 - A	China Mobile (Hong Kong) Limited		Y14965100		05/14/09	627,371
	1	Accept Financial Statements and Statutory Reports	For	For		Mgmt
	2	Approve Final Dividend	For	For		Mgmt
	3a	Reelect Wang Jianzhou as Director	For	For		Mgmt
	3b	Reelect Zhang Chunjiang as Director	For	Against		Mgmt

The fact that the board is comprised of less than one-third independent directors warrants a vote against Zhang, who attended only three of the four board meetings in 2008 and who was the most recent nominee to join the board (Zhang was appointed as an executive director of the company in June 2008). This decision has been made due to the composition of CML's board and not because of any view as to Zhang's abilities as a director.

	3c	Reelect Sha Yuejia as Director	For	For		Mgmt
	3d	Reelect Liu Aili as Director	For	For		Mgmt
	3e	Reelect Xu Long as Director	For	For		Mgmt
	3f	Reelect Moses Cheng Mo Chi as Director	For	For		Mgmt
	3g	Reelect Nicholas Jonathan Read as Director	For	For		Mgmt
	4	Reappoint KPMG as Auditors and Authorize Board to Fix Their Remuneration	For	For		Mgmt
	5	Authorize Repurchase of Up to 10 Percent of Issued Share Capital	For	For		Mgmt
	6	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights	For	Against		Mgmt

Mgmt Rec - Company Management Recommended Vote

In this case, given that the aggregate issuance request of 30 percent (20 percent under the General Issuance Mandate, and 10 percent under the Share Reissuance Mandate discussed in Item 7) exceeds the 10-percent guideline, and given that the company has not specified discount limits for the issuance of shares without preemptive rights, a vote against this resolution is warranted.

	7	Authorize Reissuance of Repurchased Shares	For	Against		Mgmt

In this case, given that the aggregate issuance request of 30 percent (20 percent under the General Issuance Mandate, and 10 percent under the Share Reissuance Mandate) exceeds the 10-percent guideline, and given that the company has not specified discount limits for the issuance of shares without preemptive rights, a vote against this resolution is warranted.

05/19/09 - A	Chunghwa Picture Tubes Ltd.		Y1612U104		03/20/09	1,186,000
	1	Approve 2008 Business Operations Report and Financial Statements	For	For		Mgmt
	2	Approve 2008 Compensation of the Accumulated Losses of the Company	For	For		Mgmt
	3	Approve Amendments on the Procedures for Loans to Other Parties	For	For		Mgmt
	4	Approve Amendments on the Procedures for Endorsement and Guarantees	For	For		Mgmt
	5	Amend Articles of Association	For	Against		Mgmt

While the changes in the business license number and stock option grant policies are non-contentious in nature, this is bundled with the amendment on the company's registered capital and shares. Considering that a vote against the underlying reasons as discussed in Items 7, 8 and 9 is warranted, a vote against this related resolution is warranted as well.

	6	Approve Revisions on the 2008 Issuance of Overseas Convertible Corporate Bond	For	For		Mgmt
	7	Approve Stock Option Plan Grants to Employees	For	Against		Mgmt

The total dilution as a result of the option grants would be 0.46 percent of the company's outstanding share capital. This makes the planned stock option grant within the acceptable dilution limit of 5 percent of outstanding capital used as a guideline for evaluating such proposals.         However, the exercise price attached to the option grants is discounted from the company's shares closing and recent average market prices. Without the stipulation of performance targets to mitigate this discount, a vote against this item is warranted.

Mgmt Rec - Company Management Recommended Vote

	8	Approve Increase of Registered Capital and Issuance of Ordinary Shares to Participate in the Issuance of Global Depository Receipt	For	Against		Mgmt

Assuming the worst-case scenario that all new shares are offered to the public, the maximum dilution to existing shareholders would be 26.6 percent of the company's outstanding share capital. This is in excess of the 20-percent limit used as a guideline for evaluating share issuance proposals without preemptive rights. Considering the dilution associated with the proposal and the lack of a specific rationale for such, a vote against this item is warranted.

	9	Approve Issuance of Marketable Securities	For	Against		Mgmt

While the issuance of the convertible bonds will help the company finance its various projects, this is bundled with the proposed issuance of common or preferred shares. The total dilution for the said issuance of common and preferred shares, assuming the maximum amount is dealt, would be 63.56 percent of the company's outstanding share capital. This is far in excess of the 20-percent limit used as a guideline for evaluating share issuance proposals without preemptive rights. Considering the excessive dilution associated with the proposal and the lack of a specific rationale for such, a vote against this bundled item is warranted.

	10	Approve Release of Restrictions of Competitive Activities of Directors	For	For		Mgmt
	11	Transact Other Business	None	None		Mgmt

05/22/09 - A	China Petroleum & Chemical Corp.		Y15010104		04/22/09	6,584,000
	1	Accept Report of the Board of Directors	For	For		Mgmt
	2	Accept Report of the Supervisory Committee	For	For		Mgmt
	3	Accept Consolidated Financial Statements	For	For		Mgmt
	4	Approve Plan for Allocating Any Surplus Common Reserve Funds of RMB 20 Billion From the After-Tax Profit	For	For		Mgmt
	5	Approve Profit Distribution Plan for the Year Ended Dec. 31, 2008	For	For		Mgmt
	6	Reappoint KPMG Huazhen and KPMG as Domestic and Overseas Auditors, Respectively, and Authorize Board to Fix Their Remuneration	For	For		Mgmt
	7	Authorize Board to Determine the Interim Profit Distribution Plan for 2009	For	For		Mgmt
Elect Ten Directors by Cumulative Voting
	8a	Elect Su Shulin as Director	For	For		Mgmt
	8b	Elect Wang Tianpu as Director	For	For		Mgmt
	8c	Elect Zhang Yaocang as Director	For	For		Mgmt
	8d	Elect Zhang Jianhua as Director	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

8e	Elect Wang Zhigang as Director	For	For	Mgmt
8f	Elect Cai Xiyou as Director	For	For	Mgmt
8g	Elect Cao Yaofeng as Director	For	For	Mgmt
8h	Elect Li Chunguang as Director	For	For	Mgmt
8i	Elect Dai Houliang as Director	For	For	Mgmt
8j	Elect Liu Yun as Director	For	For	Mgmt
Elect Five Independent Non-Executive Directors by Cumulative Voting
8k	Elect Liu Zhongli as Independent Non-Executive Director	For	For	Mgmt
8l	Elect Ye Qing as Independent Non-Executive Director	For	For	Mgmt
8m	Elect Li Deshui as Independent Non-Executive Director	For	For	Mgmt
8n	Elect Xie Zhongyu as Independent Non-Executive Director	For	For	Mgmt
8o	Elect Chen Xiaojin as Independent Non-Executive Director	For	For	Mgmt
9	Elect Wang Zuoran as Supervisor	For	For	Mgmt
9a	Elect Zhang Youcai as Supervisor	For	For	Mgmt
9b	Elect Geng Limin as Supervisor	For	For	Mgmt
9c	Elect Zou Huiping as Supervisor	For	For	Mgmt
9d	Elect Li Yonggui as Supervisor	For	For	Mgmt
10	Approve Service Contract Among the Company, Directors and Supervisors	For	For	Mgmt
11	Authorize Secretary of the Board to Deal with All Matters Relating to the Election of the Directors and Supervisors	For	For	Mgmt
12	Amend Articles of Association	For	For	Mgmt
13	Authorize Secretary of the Board to Deal with All Matters Relating to the Proposed Amendments to the Articles of Association	For	For	Mgmt
14	Authorize Board to Determine the Proposed Plan for Issuance of Debt Financing Instruments	For	Against	Mgmt

We note that the company failed to provide information regarding this proposal. As such, it is impossible to ascertain whether approval of this item would have any negative impact to the company and its shareholders. Given that the company failed to provide details regarding this proposal, a vote against this resolution is warranted.

15	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights	For	Against	Mgmt

This request is materially lower than the 30 percent aggregate request that is common in Hong Kong (under the General Issuance Mandate and the Share Reissuance Mandate). In this instance, the company has not requested a Share Reissuance Mandate. However, the issuance request of 20 percent exceeds the 10-percent guideline; therefore, a vote against this resolution is warranted.

Mgmt Rec - Company Management Recommended Vote

05/25/09 - A	China Shipping Development Co. (Frmrl. Shanghai Hai Xing)	Y1503Y108			04/23/09	5,010
	1	Accept Financial Statements	For	For		Mgmt
	2	Accept Report of the Board of Directors	For	For		Mgmt
	3	Accept Report of the Supervisory Committee	For	For		Mgmt
	4	Approve Final Dividend of RMB 0.30 Per Share	For	For		Mgmt
	5	Authorize the Board to Fix Remuneration of Directors	For	For		Mgmt
6

Reappoint Vocation International Certified Public Accountant Co., Ltd. and UHY Vocation HK CPA Ltd. as the Domestic and International Auditors of the Company, Respectively, and Authorize the Board to Fix Their Remuneration

			For	For		Mgmt
	7a	Reelect Li Shaode as Executive Director	For	For		Mgmt
	7b	Reelect Ma Zehua as Executive Director	For	For		Mgmt
	7c	Reelect Lin Jianqing as Executive Director	For	For		Mgmt
	7d	Reelect Wang Daxiong as Executive Director	For	For		Mgmt
	7e	Reelect Zhang Guofa as Executive Director	For	For		Mgmt
	7f	Reelect Mao Shijia as Executive Director	For	For		Mgmt
	7g	Elect Qiu Guoxuan as Executive Director	For	For		Mgmt
	7h	Reelect Zhu Yongguang as Independent Non-Executive Director	For	For		Mgmt
	7i	Elect Gu Gongyun as Independent Non-Executive Director	For	For		Mgmt
	7j	Elect Zhang Jun as Independent Non-Executive Director	For	For		Mgmt
	7k	Elect Lu Wenbin as Independent Non-Executive Director	For	For		Mgmt
	8a	Reelect Kou Laiqi as Supervisor	For	For		Mgmt
	8b	Reelect Xu Hui as Supervisor	For	For		Mgmt
	8c	Reelect Yan Zhichong as Supervisor	For	For		Mgmt
	8d	Reelect Yu Shicheng as Supervisor	For	For		Mgmt
	9a	Amend Articles Re: Dividend Distribution Policies	For	For		Mgmt
	9b	Amend Business Scope	For	For		Mgmt
	9c	Authorize Board to Ratify and Execute Approved Resolutions	For	For		Mgmt

05/25/09 - A	First Philippine Holdings Corporation	Y2558N120			03/25/09	1,490,274
	1	Call to Order	None	None		Mgmt
	2	Proof of Required Notice	None	None		Mgmt
	3	Determination of Quorum	None	None		Mgmt

Mgmt Rec - Company Management Recommended Vote

	4	Approval of the Minutes of May 19, 2008 and Jan. 15, 2009 Stockholders Meetings	For	For		Mgmt
	5	Reports of the Chairman and the President	For	For		Mgmt
	6	Approval/Ratification of the Dec. 31, 2008 Reports and the Audited Financial Statements	For	For		Mgmt
	7	Amend Article I, Section 7 and the Article II, Section 3 of the By-laws of the Company	For	For		Mgmt
	8	Approve the Delegation by Shareholders of the Power/Authority to Amend the By-laws to the Board of Directors	For	Against		Mgmt

This proposal could potentially jeopardize the rights of the company's shareholders. If the company's charter is concerned, it is only prudent to put any future amendments to shareholder approval. Therefore, a vote against this item is warranted.

	9	Ratification of the Acts of the Board of the Executive Committee and of the Management	For	For		Mgmt
Elect 15 Directors by Cumulative Voting
	10.1	Elect Augusto Almeda-Lopez as a Director	For	For		Mgmt
	10.2	Elect Thelmo Y. Cunanan as a Director	For	For		Mgmt
	10.3	Elect Jose P. De Jesus as a Director	For	For		Mgmt
	10.4	Elect Peter D. Garrucho, Jr. as a Director	For	For		Mgmt
	10.5	Elect Elpidio L. Iba ez as a Director	For	For		Mgmt
	10.6	Elect Eugenio L. Lopez III as a Director	For	For		Mgmt
	10.7	Elect Federico R. Lopez as a Director	For	For		Mgmt
	10.8	Elect Manuel M. Lopez as a Director	For	For		Mgmt
	10.9	Elect Oscar M. Lopez as a Director	For	For		Mgmt
	10.10	Elect Ernesto B. Rufino, Jr. as a Director	For	For		Mgmt
	10.11	Elect Cesar B. Bautista as a Director	For	For		Mgmt
	10.12	Elect Oscar J. Hilado as a Director	For	For		Mgmt
	10.13	Elect Artemio V. Panganiban as a Director	For	For		Mgmt
	10.14	Elect Vicente T. Paterno as a Director	For	For		Mgmt
	10.15	Elect Washington Z. Sycip as a Director	For	For		Mgmt
	11	Appointment of External Auditors	For	For		Mgmt
	12	Other Matters	For	Against		Mgmt

While such requests are usually routine, the potential for the discussion and subsequent approval of items that could be dangerous to minority shareholders is a possibility. Until more detailed information is made available concerning these items, a vote opposing such requests is warranted.

05/25/09 - A	GZI REAL ESTATE INVESTMENT TRUST		Y2971R104		05/08/09	661,000
	1	Accept Financial Statements and Auditors' Reports	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	2	Appoint Auditors and Authorize Board to Fix Their Remuneration	For	For		Mgmt

Management seeks to reappoint PricewaterhouseCoopers (PwC) as auditors for the year.        It is preferable that companies do not engage their auditor for work unrelated to the audit function. This safeguards shareholders’ interest by avoiding potential conflicts that interfere with the auditors’ independent judgment. In cases where non-audit fees paid by the company to the auditors have routinely and materially exceeded audit fees paid in three out of the past five years, a vote against the auditors’ reappointment would be recommended.        In this case, the company did not disclose information on the specific amount of audit fees and non-audit fees paid to PwC, if any. The annual report for the financial year ended Dec. 31, 2008 reports that total auditors’ remuneration amounted to HK$1.8 million ($234,937), up from HK$1.5 million ($193,523) the previous year. The non-disclosure of the amount of non-audit fees paid to the auditors however, does not warrant a vote against this resolution at this point given the absence of any known issues with respect to the auditors, the accounts presented, or the audit procedures used. We will continue to monitor this non-disclosure going forward. Shareholders may wish to engage with the company to further understand the reason for the non-disclosure of non-audit fees paid (if any) before supporting this resolution.

05/25/09 - A	Industrial and Commercial Bank of China Limited		ADPV10686		04/24/09	33,000
	1	Approve 2008 Work Report of the Board of Directors	For	For		Mgmt
	2	Approve 2008 Work Report of the Board of Supervisors	For	For		Mgmt
	3	Approve 2008 Audited Accounts	For	For		Mgmt
	4	Approve 2008 Profit Distribution Plan	For	For		Mgmt
	5	Approve 2009 Fixed Assets Investment Budget	For	For		Mgmt
	6	Reappoint Ernst & Young and Ernst & Young Hua Ming as International and Domestic Auditors, Respectively, and Fix the Total Audit Fees for 2009 at RMB 153 million	For	For		Mgmt
	7	Approve the Remuneration Calculations for Directors and Supervisors for 2008	For	For		Mgmt
Special Business
	8	Amend Articles of Association	For	For		Mgmt
Ordinary Business
	9	Amend Rules of Procedures for Shareholders' General Meeting	For	For		Mgmt
	10	Amend Rules of Procedures for the Board of Directors	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	11	Amend Rules of Procedures for the Board of Supervisors	For	For		Mgmt
Shareholder Proposals
	12	Elect Dong Juan as External Supervisor	None	For		ShrHoldr
In the absence of issues concerning the election of Dong and Meng, a vote in favor of Items 12 and 13 is warranted.
	13	Elect Meng Yan as External Supervisor	None	For		ShrHoldr

05/26/09 - A	Asseco Poland S.A.		X02540130		05/18/09	61,201
	1	Open Meeting; Elect Meeting Chairman	For			Mgmt
	2	Acknowledge Proper Convening of Meeting	None			Mgmt
	3	Approve Agenda of Meeting	For			Mgmt
	4-7	Receive Financial Statements and Statutory Reports (Asseco Poland)	None			Mgmt
	8.1	Approve Management Board Report on Company's Operations in Fiscal 2008 (Asseco Poland)	For			Mgmt
	8.2	Approve Financial Statements (Asseco Poland)	For			Mgmt
	9-12	Receive Consolidated Financial Statements and Statutory Reports (Asseco Poland)	None			Mgmt
	13	Approve Consolidated Financial Statements (Asseco Poland)	For			Mgmt
	14.1	Approve Discharge of Adam Goral (Management Board - Asseco Poland)	For			Mgmt
	14.2	Approve Discharge of Zbigniew Pomianek (Management Board - Asseco Poland)	For			Mgmt
	14.3	Approve Discharge of Przemyslaw Borzestowski (Management Board - Asseco Poland)	For			Mgmt
	14.4	Approve Discharge of Piotr Jelenski (Management Board - Asseco Poland)	For			Mgmt
	14.5	Approve Discharge of Marek Panek (Management Board - Asseco Poland)	For			Mgmt
	14.6	Approve Discharge of Adam Rusianek (Management Board - Asseco Poland)	For			Mgmt
	14.7	Approve Discharge of Przemyslaw Seczkowski (Management Board - Asseco Poland)	For			Mgmt
	14.8	Approve Discharge of Robert Smulkowski (Management Board - Asseco Poland)	For			Mgmt
	14.9	Approve Discharge of Wlodzimierz Serwinski (Management Board - Asseco Poland)	For			Mgmt
	14.10	Approve Discharge of Krzysztof Kardas (Management Board - Asseco Poland)	For			Mgmt
	14.11	Approve Discharge of Tadeusz Dyrga (Management Board - Asseco Poland)	For			Mgmt

Mgmt Rec - Company Management Recommended Vote

15.1	Approve Discharge of Jacek Duch (Supervisory Board - Asseco Poland)	For	Mgmt
15.2	Approve Discharge of Adam Noga (Supervisory Board - Asseco Poland)	For	Mgmt
15.3	Approve Discharge of Grzegorz Maciag (Supervisory Board - Asseco Poland)	For	Mgmt
15.4	Approve Discharge of Stanislaw Janiszewski (Supervisory Board - Asseco Poland)	For	Mgmt
15.5	Approve Discharge of Dariusz Gorka (Supervisory Board - Asseco Poland)	For	Mgmt
15.6	Approve Discharge of Jaroslaw Adamski (Supervisory Board - Asseco Poland)	For	Mgmt
15.7	Approve Discharge of Andrzej Szukalski (Supervisory Board - Asseco Poland)	For	Mgmt
15.8	Approve Discharge of Bo Denysyk (Supervisory Board - Asseco Poland)	For	Mgmt
16	Approve Allocation of Income and Dividends of PLN 1.03 (Asseco Poland)	For	Mgmt
17-19	Receive Financial Statements and Statutory Reports (Prokom Software)	None	Mgmt
20.1	Approve Management Board Report on Company's Operations in Fiscal 2008 (Prokom Software)	For	Mgmt
20.2	Approve Financial Statements (Prokom Software)	For	Mgmt
21.1	Approve Discharge of Adam Goral (Management Board - Prokom Software)	For	Mgmt
21.2	Approve Discharge of Przemyslaw Seczkowski (Management Board - Prokom Software)	For	Mgmt
21.3	Approve Discharge of Tadeusz Dyrga (Management Board - Prokom Software)	For	Mgmt
21.4	Approve Discharge of Dariusz Gorka (Management Board - Prokom Software)	For	Mgmt
21.5	Approve Discharge of Piotr Jelenski (Management Board - Prokom Software)	For	Mgmt
21.6	Approve Discharge of Krzysztof Kardas (Management Board - Prokom Software)	For	Mgmt
21.7	Approve Discharge of Grzegorz Maciag (Management Board - Prokom Software)	For	Mgmt
21.8	Approve Discharge of Wlodzimierz Serwinski (Management Board - Prokom Software)	For	Mgmt
22.1	Approve Discharge of Jacek Duch (Supervisory Board - Prokom Software)	For	Mgmt

Mgmt Rec - Company Management Recommended Vote

22.2	Approve Discharge of Adam Noga (Supervisory Board - Prokom Software)	For	Mgmt
22.3	Approve Discharge of Maciej Grelowski (Supervisory Board - Prokom Software)	For	Mgmt
22.4	Approve Discharge of Marek Modecki (Supervisory Board - Prokom Software)	For	Mgmt
22.5	Approve Discharge of Bo Denysk (Supervisory Board - Prokom Software)	For	Mgmt
23-25	Receive Receive Financial Statements and Statutory Reports (ABG)	None	Mgmt
26.1	Approve Management Board Report on Company's Operations in Fiscal 2008 (ABG)	For	Mgmt
26.2	Approve Financial Statements (ABG)	For	Mgmt
27.1	Approve Discharge of Dariusz Brzeski (Management Board - ABG)	For	Mgmt
27.2	Approve Discharge of Maciej Gawlikowski (Management Board - ABG)	For	Mgmt
27.3	Approve Discharge of Karol Cieslak (Management Board - ABG)	For	Mgmt
27.4	Approve Discharge of Tomasz Lewandowski (Management Board - ABG)	For	Mgmt
27.5	Approve Discharge of Arkadiusz Maliszewski (Management Board - ABG)	For	Mgmt
27.6	Approve Discharge of Jadwiga Nowotnik (Management Board - ABG)	For	Mgmt
27.7	Approve Discharge of Pawel Piwowar (Management Board - ABG)	For	Mgmt
28.1	Approve Discharge of Adam Goral (Supervisory Board - ABG)	For	Mgmt
28.2	Approve Discharge of Jan Myszk (Supervisory Board - ABG)	For	Mgmt
28.3	Approve Discharge of Andrzej Musiol (Supervisory Board - ABG)	For	Mgmt
28.4	Approve Discharge of Jerzy Zdrzalka (Supervisory Board - ABG)	For	Mgmt
28.5	Approve Discharge of Bartosz Jalowiecki (Supervisory Board - ABG)	For	Mgmt
28.6	Approve Discharge of Waldemar Tevnell (Supervisory Board - ABG)	For	Mgmt
28.7	Approve Discharge of Przemyslaw Seczkowski (Supervisory Board - ABG)	For	Mgmt
29-32	Receive Financial Statements and Statutory Reports (Systemy Informacyjne KAPITAL)	None	Mgmt
33.1	Approve Management Board Report on Company's Operations in Fiscal 2008(Systemy Informacyjne KAPITAL)	For	Mgmt
33.2	Approve Financial Statements (Systemy Informacyjne KAPITAL)	For	Mgmt
34	Approve Discharge of Piotr Krzysztofiak (Management Board - Systemy Informacyjne KAPITAL)	For	Mgmt

Mgmt Rec - Company Management Recommended Vote

	35.1	Approve Discharge of Andrzej Zwara (Supervisory Board - Systemy Informacyjne KAPITAL)	For			Mgmt
	35.2	Approve Discharge of Margi Rene (Supervisory Board - Systemy Informacyjne KAPITAL)	For			Mgmt
	35.3	Approve Discharge of Cezary Lewandowski (Supervisory Board - Systemy Informacyjne KAPITAL)	For			Mgmt
	36	Approve Sale of Real Estate Property	For			Mgmt
	37	Close Meeting	None			Mgmt
Not voted due to shareblocking restriction. The potential impact on trading/loan share activities would outweigh the economic value of the vote.

05/26/09 - A	China Telecom Corporation Ltd		Y1505D102		04/24/09	2,800,000
	1	Accept Financial Statements and Statutory Reports	For	For		Mgmt
	2	Approve Allocation of Profit and Distirbution of Dividend for the Year Ended Dec. 31, 2008	For	For		Mgmt
	3	Reappoint KPMG and KPMG Huazhen as International and Domestic Auditors, Respectively, and Authorize Board to Fix Their Remuneration	For	For		Mgmt
	4a	Approve Issuance of Debentures	For	For		Mgmt
	4b	Authorize Board to Determine Specific Terms, Conditions and Other Matters of the Debentures	For	For		Mgmt
	5a	Approve Issuance of Bonds in One or More Tranches Not Exceeding RMB 30 Billion	For	For		Mgmt
	5b	Authorize Board to Determine Specific Terms, Conditions and Other Matters of the Company Bonds	For	For		Mgmt
	6	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights	For	Against		Mgmt

This request is materially lower than the 30 percent aggregate request that is common in Hong Kong (under the General Issuance Mandate and the Share Reissuance Mandate). In this instance, the company has not requested a Share Reissuance Mandate. However, the issuance request is 20 percent, which exceeds the 10-percent guideline and justifies a vote against this resolution.

	7	Authorize Board to Increase the Registered Capital of the Company and Amend the Articles of Association to Reflect Such Increase	For	Against		Mgmt

Considering that approval of this resolution facilitates the issuance of shares under the General Issuance Mandate, which is opposed for reasons discussed in Item 6, a vote against this item is warranted.

Mgmt Rec - Company Management Recommended Vote

05/26/09 - A	Metropolitan Holdings Ltd		S5064H104		None	982,395
	1	Accept Financial Statements and Statutory Reports for Year Ended December 31, 2008	For	For		Mgmt
	2.1	Approve Remuneration of Chairman of Company	For	For		Mgmt
	2.2	Approve Remuneration of Non-Executive Directors	For	For		Mgmt
	2.3	Approve Remuneration of Chairperson Audit Committee	For	For		Mgmt
	2.4	Approve Remuneration of Members of Audit Committee	For	For		Mgmt
	2.5	Approve Remuneration of Chairperson Actuarial Committee	For	For		Mgmt
	2.6	Approve Remuneration of Members of Actuarial Committee	For	For		Mgmt
	2.7	Approve Remuneration of Chairpersons Other Committee	For	For		Mgmt
	2.8	Approve Remuneration of Members of Other Committee	For	For		Mgmt
	3	Reelect M L Smith as Director	For	For		Mgmt
	4	Reelect A H Sanggu as Director	For	For		Mgmt
	5	Reelect M J Njeke as Director	For	For		Mgmt
	6	Elect B Paledi as Director	For	For		Mgmt
	7	Authorize Board to Ratify and Execute Approved Resolutions	For	For		Mgmt

05/27/09 - A	CNOOC LTD		Y1662W117		05/19/09	4,959,452
	1	Accept Financial Statements and Statutory Reports	For	For		Mgmt
	2	Approve Final Dividend	For	For		Mgmt
	3a	Reelect Wu Guangqi as Executive Director	For	For		Mgmt
	3b	Reelect Cao Xinghe as Non-Executive Director	For	For		Mgmt
	3c	Reelect Wu Zhenfang as Non-Executive Director	For	For		Mgmt
	3d	Reelect Edgar W. K. Cheng as Independent Non-Executive Director	For	For		Mgmt
	3e	Authorize the Board to Fix Remuneration of Directors	For	For		Mgmt
	4	Reappoint Auditors and Authorize the Board to Fix Their Remuneration	For	For		Mgmt
	5	Authorize Repurchase of Up to 10 Percent of Issued Share Capital	For	For		Mgmt
	6	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights	For	Against		Mgmt

In this case, given that the aggregate issuance request is 30 percent (20 percent under the General Issuance Mandate, and 10 percent under the Share Reissuance Mandate as discussed in item 7), and given that the company has not specified discount limits for the issuance of shares without preemptive rights, approval of this proposal is not warranted.

Mgmt Rec - Company Management Recommended Vote

	7	Authorize Reissuance of Repurchased Shares	For	Against		Mgmt

In this case, given that the aggregate issuance request is 30 percent (20 percent under the General Issuance Mandate, and 10 percent under the Share Reissuance Mandate), and given that the company has not specified discount limits for the issuance of shares without preemptive rights, approval of this proposal is not warranted.

	8	Amend Articles of Association	For	For		Mgmt

05/27/09 - A	Santam Ltd		S73323115		None	28,915
Annual Meeting Agenda
	1	Accept Financial Statements and Statutory Reports for Year Ended December 31, 2008	For	For		Mgmt
	2	Reappoint PWC as Auditors	For	For		Mgmt
	3	Reelect JG le Roux as Director	For	For		Mgmt
	4	Reelect JP Rowse as Director	For	For		Mgmt
	5	Reelect GE Rudman as Director	For	For		Mgmt
	6	Reelect DK Smith as Director	For	For		Mgmt
	7	Reelect DCM Gihwala as Director	For	For		Mgmt
	8	Approve Remuneration of Directors for 2009	For	For		Mgmt
	9	Place 5 Million Authorized But Unissued Shares under Control of Directors	For	For		Mgmt
	10	Authorize Repurchase of Up to 20 Percent of Issued Share Capital	For	For		Mgmt

05/28/09 - A	STANDARD BANK GROUP LTD (formerly Standard Bank Investment C		S80605140		None	297,417
	1	Accept Financial Statements and Statutory Reports for Year Ended 31 December 2008	For	For		Mgmt
	2.1	Approve Remuneration of Standard Bank Group Chairman	For	For		Mgmt
	2.2	Approve Remuneration of Standard Bank Group Director	For	For		Mgmt
	2.3	Approve Remuneration of Standard Bank Group International Director	For	For		Mgmt
	2.4	Approve Remuneration of Group Credit Committee	For	For		Mgmt
	2.5	Approve Remuneration of Directors' Affairs Committee	For	For		Mgmt
	2.6	Approve Remuneration of Group Risk and Capital Management Committee	For	For		Mgmt
	2.7	Approve Remuneration of Group Remuneration Committee	For	For		Mgmt
	2.8	Approve Remuneration of Group Transformation Committee	For	For		Mgmt
	2.9	Approve Remuneration of Group Audit Committee	For	For		Mgmt
	2.10	Approve Ad Hoc Meeting Attendance Fee	For	For		Mgmt
	3	Elect Directors	For	Split		Mgmt

Mgmt Rec - Company Management Recommended Vote

	3.1	Reelect Doug Band as Director --- For
	3.2	Reelect Derek Cooper as Director --- For
	3.3	Reelect Sam Jonah KBE as Director --- For
	3.4	Reelect Sir Paul Judge as Director --- For
	3.5	Reelect Kgomotso Moroka as Director --- Against

Vote Recommendation        Since Kgomotso Moroka attended fewer than 75 percent of board meetings held during the fiscal year under review and thus was unable to represent the interests of shareholders in an effective manner, shareholders are advised to vote AGAINST her re-election.

	3.6	Reelect Chris Nissen as Director --- For
	4.1	Place Shares for the Standard Bank Equity Growth Scheme Under the Control of the Directors	For	Against		Mgmt

Vote Recommendation        Given the high level of potential dilution associated with these plans, and the insufficient vesting conditions, shareholder support for placing shares under the control of directors for the purpose of satisfying these plans is not warranted.

	4.2	Place Shares for the Standard Bank Group Share Incentive Scheme Under the Control of the Directors	For	Against		Mgmt
	4.3	Place 5 Percent of Unissued Ordinary Shares in the Authorised Share Capital of the Company Under the Control of the Directors	For	For		Mgmt
	4.4	Place Unissued Non-Redeemable, Non-Cumulative, Non-Participating Preference Shares in the Authorised Share Capital of the Company Under the Control of the Directors	For	For		Mgmt
	4.5	Approve Cash Distribution to Shareholders by Way of Reduction of Share Premium Account	For	For		Mgmt
	5	Authorise Repurchase of Up to 10 Percent of Issued Share Capital	For	For		Mgmt

05/29/09 - A	China Pharmaceutical Group Ltd		Y15018131		05/22/09	1,606,000
	1	Accept Financial Statements and Statutory Reports	For	For		Mgmt
	2	Approve Final Dividend	For	For		Mgmt
	3a	Reelect Zhao John Huan as Director	For	For		Mgmt
	3b	Reelect Wang Shunlong as Director	For	For		Mgmt
	3c	Reelect Cai Dongchen as Director	For	For		Mgmt
	3d	Reelect Pan Weidong as Director	For	For		Mgmt
	3e	Reelect Lee Ka Sze, Carmelo as Director	For	For		Mgmt
	3f	Reelect Chan Siu Keung, Leonard as Director	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	3g	Authorize Board to Fix Remuneration of Directors	For	For		Mgmt
	4	Reappoint Auditors and Authorize Board to Fix Their Remuneration	For	For		Mgmt
	5	Authorize Repurchase of Up to 10 Percent of Issued Share Capital	For	For		Mgmt
	6	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights	For	Against		Mgmt

In this case, given that the aggregate issuance request is 30 percent (20 percent under the General Issuance Mandate, and 10 percent under the Share Reissuance Mandate as discussed in item 7), and given that the company has not specified discount limits for the issuance of shares without preemptive rights, this proposal merits a vote against.

	7	Authorize Reissuance of Repurchased Shares	For	Against		Mgmt

In this case, given that the aggregate issuance request is 30 percent (20 percent under the General Issuance Mandate, and 10 percent under the Share Reissuance Mandate), and given that the company has not specified discount limits for the issuance of shares without preemptive rights, this proposal warrants a vote against.

	8	Amend Articles Re: Shareholders' Meetings	For	For		Mgmt

05/29/09 - A	SHENZHOU INTERNATIONAL GROUP HOLDINGS LTD		G8087W101		05/25/09	429,000
	1	Accept Financial Statements and Statutory Reports	For	For		Mgmt
	2	Approve Final Dividend	For	For		Mgmt
The board recommends the payment of a final dividend of HK$0.20 ($0.03) per share.
	3	Reelect Su Shounan as Director	For	For		Mgmt
This nominee is an independent non-executive director.
	4	Reelect Huang Guanlin as Director	For	For		Mgmt
This nominee is an executive director.
	5	Reelect Zong Pingsheng as Director	For	For		Mgmt
This nominee is an independent non-executive director.
	6	Reelect Zheng Miaohui as Director	For	For		Mgmt
This nominee is an executive director.
	7	Authorize Board to Fix the Remuneration of Directors	For	For		Mgmt
	8	Appoint Ernst and Young as Auditors and Authorize the Board to Fix Their Remuneration	For	For		Mgmt
	9	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights	For	Against		Mgmt

Mgmt Rec - Company Management Recommended Vote

This resolution is a standard request in Hong Kong for board authority to issue new shares representing up to 20 percent of current outstanding share capital, other than as a rights issue (General Issuance Mandate). The directors would have total discretion on the issuance of these shares. The authority would lapse after one year or at the next meeting of shareholders.        Initial requests for the General Issuance Mandate are supported for companies that:        a) limit the aggregate issuance request – that is, for the General Issuance Mandate and the Share Reissuance Mandate combined – to 10 percent or less of the existing issued share capital (rather than the maximum 20 percent + 10 percent that the Listing Rules permit companies to request);        b) limit the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules); and        c) have no history of renewing the General Issuance Mandate several times within a period of one year.        In this case, the aggregate issuance request is 30 percent (20 percent under the General Issuance Mandate, and 10 percent under the Share Reissuance Mandate discussed in item 11), and the company has not specified discount limits on the issue price of shares under this mandate. In view of this, it is recommended that shareholders vote against this resolution.

10	Authorize Repurchase of Up to 10 Percent of Issued Share Capital	For	For	Mgmt

The board is seeking the authority to repurchase up to 10 percent of issued capital. Based on the issued and paid up capital as of April 22, 2009, this would result in the purchase of up to 124.5 million shares. This authority is good for one year and may be used at the board's discretion.        Section 49BA of the Hong Kong Companies Ordinance permits a company to buy back ordinary shares of the company. Share repurchases are undertaken pursuant to strict regulatory guidelines of the SEHK. This is a routine buyback request. When timed correctly, buy-backs are a legitimate use of corporate funds and can add to long-term shareholder returns. Nonetheless, this resolution is dictated by investment-related, rather than governance, considerations. As such shareholders should take into account their own individual circumstances before deciding whether to vote in line with the recommendation in this report.        The factors shareholders should consider include: the rationale provided by the company for wanting to repurchase shares; the price to be paid for each share repurchased; the impact on the company's liquidity of repurchasing the shares; and the expected impact on the company’s strategy if this resolution were to be defeated.

11	Authorize Reissuance of Repurchased Shares	For	Against	Mgmt

Mgmt Rec - Company Management Recommended Vote

Management seeks authorization for the board to reissue any shares repurchased under the mandate to repurchase shares sought in item 10 (Share Reissuance Mandate). This authority would also be limited to the maximum 10 percent allowed to be repurchased. This request is being made to renew the authority, as the authority to reissue repurchased shares expired with the convening of this meeting.        A vote supporting the Share Reissuance Mandate is recommended for companies that:        a) limit the aggregate issuance request – that is, for the General Issuance Mandate and the Share Reissuance Mandate combined – to 10 percent or less of the existing issued share capital (rather than the maximum 20 percent + 10 percent that the Listing Rules permit companies to request);        b) limit the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules); and        c) have no history of renewing the General Issuance Mandate several times within a period of one year.        In this case, given that the aggregate request is 30 percent (20 percent under the General Issuance Mandate, and 10 percent under the Share Reissuance Mandate), and given that the company has not specified discount limits for the issuance of shares without preemptive rights, it is recommended that shareholders vote against this resolution.

06/01/09 - S	ArcelorMittal South Africa Ltd		S05944103		None	193,355
		Special Resolution
	1

Authorize Vicva Investments and Trading Nine (Proprietary) Limited to Acquire by Way of Scheme of Arrangement Between the Company and its Shareholders of Approximately 10% of the Number of Issued Ordinary Shares in the Company

			For	For		Mgmt
		Ordinary Resolution
	2	Authorize Board to Ratify and Execute Approved Resolutions	For	For		Mgmt

06/01/09 - C	ArcelorMittal South Africa Ltd		S05944103		None	386,710
		Court Meeting
	1	Approve Scheme of Arrangement Proposed to Be Made By Vicva Investments and Trading Nine (Proprietary) Limited Between the Applicant and Shareholders	For	For		Mgmt

06/02/09 - A	Shenzhen International Holdings (formerly Innovisions Holdin		G8086V104		None	17,117,046

Mgmt Rec - Company Management Recommended Vote

	1	Accept Financial Statements and Statutory Reports	For	For		Mgmt
	2	Approve Final Dividend	For	For		Mgmt
	3a	Reelect Liu Jun as Director	For	For		Mgmt
	3b	Reelect Wang Dao Hai as Director	For	For		Mgmt
	3c	Reelect Ding Xun as Director	For	For		Mgmt
	3d	Reelect Nip Yun Wing as Director	For	For		Mgmt
	3e	Authorize Board to Fix the Remuneration of Directors	For	For		Mgmt
	4	Reappoint Auditors and Authorize Board to Fix Their Remuneration	For	For		Mgmt
	5	Authorize Repurchase of Up to 10 Percent of Issued Share Capital	For	For		Mgmt
	6	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights	For	Against		Mgmt

In this case, the aggregate issuance request of 30 percent (20 percent under the General Issuance Mandate, and 10 percent under the Share Reissuance Mandate) exceeds the 10-percent guideline, and the company has not specified discount limits for the issuance of shares without preemptive rights. Therefore a vote against this resolution is warranted.

	7	Authorize Reissuance of Repurchased Shares	For	Against		Mgmt

In this case, the aggregate issuance request of 30 percent (20 percent under the General Issuance Mandate, and 10 percent under the Share Reissuance Mandate) exceeds the 10-percent guideline, and the company has not specified discount limits for the issuance of shares without preemptive rights. Therefore a vote against this resolution is warranted.

	8	Allow Electronic Distribution of Company Communications	For	For		Mgmt

06/02/09 - A	SINOLINK WORLDWIDE HOLDINGS LTD		G8165B102		05/26/09	1,992,000
	1	Accept Consolidated Financial Statements and Statutory Reports	For	For		Mgmt
	2a	Reelect Ou Yaping as Director	For	For		Mgmt
The nominee is an executive director.
	2b	Reelect Tang Yui Man Francis as Director	For	For		Mgmt
The nominee is an executive director.
	2c	Reelect Xiang Bing as Director	For	For		Mgmt
The nominee is an independent non-executive director.
	2d	Reelect Xin Luo Lin as Director	For	Against		Mgmt

Mgmt Rec - Company Management Recommended Vote

This item seeks to reelect Xin Luo Lin (Xin) as an independent non-executive director of the company.         Xin attended 5 board meetings out of 16 in the most recent financial year, and 5 out of 30 in the prior year. The annual report does not provide any explanation for Xin's poor attendance record.         The board comprises at least one-third independent directors. However, as Xin attended less than 75 percent of board meetings over the most recent two years, without a satisfactory explanation, shareholders are advised to vote against this resolution.

2e	Authorize the Board to Fix Remuneration of Directors	For	For	Mgmt
3	Reappoint Deloitte Touche Tohmatsu as Auditors and Authorize the Board to Fix Their Remuneration	For	For	Mgmt
4	Approve Final Dividend	For	For	Mgmt
The board proposes a final dividend of HK$0.020 ($0.003) per share.
5a	Authorize Repurchase of Up to 10 Percent of Issued Share Capital	For	For	Mgmt

The board is seeking the authority to repurchase up to 10 percent of issued capital. Based on the issued andpaid up capital as of April 23, 2009, this would result in the purchase of up to 328.6 million shares. This authority is good for one year and may be used at the board's discretion.        Section 49BA of the Hong Kong Companies Ordinance permits a company to buy back ordinary shares of the company. Share repurchases are undertaken pursuant to strict regulatory guidelines of the SEHK. This is aroutine buyback request, when timed correctly, buy-backs are a legitimate use of corporate funds and can add to long-term shareholder returns. Nonetheless, this resolution is dictated by investment-related, rather than governance, considerations. As such shareholders should take into account their own individual circumstances before deciding whether to vote in line with the recommendation in this report.        The factors shareholders should consider include: the rationale provided by the company for wanting to repurchase shares; the price to be paid for each share repurchased; the impact on the company's liquidity of repurchasing the shares; and the expected impact on the company’s strategy if this resolution were to be defeated.

5b	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights	For	Against	Mgmt

Mgmt Rec - Company Management Recommended Vote

This resolution is a standard request in Hong Kong for board authority to issue new shares representing up to 20 percent of current outstanding share capital, other than as a rights issue (General Issuance Mandate). The directors would have total discretion on the issuance of these shares. The authority would lapse after one year or at the next meeting of shareholders.         Requests for the General Issuance Mandate are supported for companies that:        a) limit the aggregate issuance request – that is, for the General Issuance Mandate and the Share Reissuance Mandate combined – to 10 percent or less of the existing issued share capital (rather than the maximum 20 percent + 10 percent that the Listing Rules permit companies to request);        b) limit the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules); and        c) have no history of renewing the General Issuance Mandate several times within a period of one year.        In this case, the aggregate issuance request is 30 percent (20 percent under the General Issuance Mandate,and 10 percent under the Share Reissuance Mandate discussed in item 5c), and the company has not specified discount limits on the issue price of shares under this mandate. In view of this, it is recommended that shareholders vote against this resolution.

	5c	Authorize Reissuance of Repurchased Shares	For	Against		Mgmt

Management seeks authorization for the board to reissue any shares repurchased under the mandate to repurchase shares sought in item 5a (Share Reissuance Mandate). This authority would also be limited to the maximum 10 percent allowed to be repurchased. This request is being made to renew the authority, as the authority to reissue repurchased shares expired with the convening of this meeting.         A vote supporting the Share Reissuance Mandate is recommended for companies that:        a) limit the aggregate issuance request – that is, for the General Issuance Mandate and the Share Reissuance Mandate combined – to 10 percent or less of the existing issued share capital (rather than the maximum 20 percent + 10 percent that the Listing Rules permit companies to request);        b) limit the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules); and        c) have no history of renewing the General Issuance Mandate several times within a period of one year.        In this case, given that the aggregate request is 30 percent (20 percent under the General Issuance Mandate, and 10 percent under the Share Reissuance Mandate), and given that the company has not specified discount limits for the issuance of shares without preemptive rights, we recommend shareholders vote against this resolution.

06/02/09 - A	U-Ming Marine Transport Corp.		Y9046H102		04/03/09	410,485
	1	Approve 2008 Financial Statements and Statutory Reports	For	For		Mgmt
	2	Approve 2008 Allocation of Income and Dividends	For	For		Mgmt
	3	Approve Amendment on the Procedures for Loans to Other Parties	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	4	Approve Amendment on the Procedures for Endorsement and Guarantee	For	For		Mgmt
	5	Transact Other Business (Non-Voting)	None	None		Mgmt

06/03/09 - A	Beijing Enterprises Holdings		Y07702122		05/27/09	8,500
	1	Accept Consolidated Financial Statements and Statutory Reports	For	For		Mgmt
	2	Approve Final Dividend and Special Dividend	For	For		Mgmt
	3a	Reelect Yi Xiqun as Director	For	For		Mgmt
	3b	Reelect Zhang Honghai as Director	For	For		Mgmt
	3c	Reelect Li Fucheng as Director	For	For		Mgmt
	3d	Reelect Liu Kai as Director	For	For		Mgmt
	3e	Reelect Guo Pujin as Director	For	Against		Mgmt

The fact that the board is comprised of less than one-third independent directors warrants a vote against Guo, being the least senior among the other executives nominated for reelection. We note that all executive nominees attended three out of a possible three board meetings in the most recent financial year. This decision has been made due to the composition of the BEHL's board and not because of any view as to Guo's abilities as a director.

	3f	Reelect Fu Tingmei as Director	For	For		Mgmt
	3g	Authorize Board to Fix Remuneration of Directors	For	For		Mgmt
	4	Reappoint Ernst and Young as Auditors and Authorize Board to Fix Their Remuneration	For	For		Mgmt
	5	Authorize Repurchase of Up to 10 Percent of Issued Share Capital	For	For		Mgmt
	6	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights	For	Against		Mgmt

In this case, given that the aggregate issuance request of 30 percent (20 percent under the General Issuance Mandate, and 10 percent under the Share Reissuance Mandate as discussed in Item 7) exceeds the 10-percent guideline, and given that the company has not specified discount limits for the issuance of shares without preemptive rights, a vote against this resolution is warranted.

	7	Authorize Reissuance of Repurchased Shares	For	Against		Mgmt

In this case, given that the aggregate issuance request of 30 percent (20 percent under the General Issuance Mandate, and 10 percent under the Share Reissuance Mandate) exceeds the 10-percent guideline, and given that the company has not specified discount limits for the issuance of shares without preemptive rights, a vote against this resolution is warranted.

Mgmt Rec - Company Management Recommended Vote

06/03/09 - A	Shenzhen Investment (frmrly. Shum Yip Invst.)		Y7743P120		05/27/09	380,594
	1	Accept Financial Statements and Statutory Reports	For	For		Mgmt
	2	Approve Final Dividend	For	For		Mgmt
	3a	Reelect Hu Aimin as Director	For	For		Mgmt
	3b	Reelect Liu Weijin as Director	For	For		Mgmt
	3c	Reelect Wong Po Yan as Director	For	For		Mgmt
	3d	Authorize Board to Fix the Remuneration of Directors	For	For		Mgmt
	4	Reappoint Auditors and Authorize Board to Fix Their Remuneration	For	For		Mgmt
	5	Authorize Repurchase of Up to 10 Percent of Issued Share Capital	For	For		Mgmt
	6	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights	For	Against		Mgmt

In this case, given that the aggregate issuance request of 30 percent (20 percent under the General Issuance Mandate, and 10 percent under the Share Reissuance Mandate discussed in Item 7) exceeds the 10-percent guideline, and given that the company has not specified discount limits for the issuance of shares without preemptive rights, a vote against this resolution is warranted.

	7	Authorize Reissuance of Repurchased Shares	For	Against		Mgmt

In this case, given that the aggregate issuance request of 30 percent (20 percent under the General Issuance Mandate, and 10 percent under the Share Reissuance Mandate) exceeds the 10-percent guideline, and given that the company has not specified discount limits for the issuance of shares without preemptive rights, a vote against this resolution is warranted.

06/04/09 - A	FORMOSA PETROCHEMICAL CORP		Y2608S103		04/03/09	65,000
	1	Approve 2008 Financial Statements	For	For		Mgmt
	2	Approve 2008 Allocation of Income and Dividends	For	For		Mgmt
	3	Approve Increase in Registered Capital	For	For		Mgmt
	4	Approve Change in Directors and Supervisors	For	For		Mgmt
	5	Amend Articles of Incorporation	For	For		Mgmt
	6	Approve Amendment on the Procedures for Loans to Other Parties	For	For		Mgmt
	7	Approve Amendment on the Procedures for Endorsement and Guarantee	For	For		Mgmt
	8	Elect Directors and Supervisors (Bundled)	For	For		Mgmt
	9	Transact Other Business (Non-Voting)	None	None		Mgmt

06/05/09 - A	Formosa Plastics Corp.		Y26095102		04/06/09	867,000
	1	Accept Financial Statements and Statutory Reports	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	2	Approve 2008 Allocation of Income and Dividends	For	For		Mgmt
	3	Approve Increase in Registered Capital	For	For		Mgmt
	4	Amend Articles of Association	For	For		Mgmt
	5	Approve Change in Directors and Supervisors	For	For		Mgmt
	6	Approve Amendment on the Procedures for Loans to Other Parties	For	For		Mgmt
	7	Approve Amendment on the Procedures for Endorsement and Guarantee	For	For		Mgmt
	8	Elect Directors and Supervisors (Bundled)	For	For		Mgmt
	9	Transact Other Business (Non-Voting)	None	None		Mgmt

06/10/09 - A	Delta Electronics Inc.	Y20263102			04/10/09	582
	1	Approve 2008 Financial Statements and Statutory Reports	For	For		Mgmt
	2	Approve 2008 Allocation of Income and Dividends	For	For		Mgmt
	3	Approve Amendment on the Procedures for Loans to Other Parties	For	For		Mgmt
	4	Approve Amendment on the Procedures for Endorsement and Guarantee	For	For		Mgmt
	5	Approve Capitalization of 2008 Dividends	For	For		Mgmt
	6	Amend Articles of Association	For	For		Mgmt
ELECT DIRECTORS AND SUPERVISORS VIA CUMULATIVE VOTING
	7	Elect Directors	For	For		Mgmt
	7	Elect Supervisory Board Member	For	For		Mgmt
	8	Approve Release of Restrictions on Competitive Activities of Directors	For	For		Mgmt

06/10/09 - A	MediaTek Inc.	Y5945U103			04/10/09	58,517
	1	Accept Financial Statements and Statutory Reports	For	For		Mgmt
	2	Approve 2008 Allocation of Income and Dividends	For	For		Mgmt
	3	Approve Capitalization of 2008 Dividends and Employee Profit Sharing,	For	For		Mgmt
	4	Approve Amendment on the Procedures for Loans to Other Parties and Procedures on Endorsement and Guarantee	For	For		Mgmt
	5	Amend Procedures Governing the Acquisition or Disposal of Assets	For	For		Mgmt
ELECT DIRECTORS VIA CUMULATIVE VOTING
	6	Elect Directors	For	For		Mgmt
ELECT SUPERVISORS VIA CUMULATIVE VOTING
	6	Elect Supervisory Board Member	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	7	Approve Release of Restrictions of Competitive Activities of Directors	For	For		Mgmt
	8	Transact Other Business (Non-Voting)	None	None		Mgmt

06/10/09 - A	President Chain Store Corp.		Y7082T105		04/10/09	30,631
	1	Approve 2008 Financial Statements and Statutory Reports	For	For		Mgmt
	2	Approve 2008 Allocation of Income and Dividends	For	For		Mgmt
	3	Approve Capitalization of 2008 Dividends	For	For		Mgmt
	4	Amend Articles of Association	For	For		Mgmt
	5	Approve Amendment on the Procedures for Loans to Other Parties	For	For		Mgmt
	6	Approve Amendment on the Procedures for Endorsement and Guarantee	For	For		Mgmt
	7	Elect Directors and Supervisors	For	Against		Mgmt

As of the date of this analysis, no information has been disclosed by the company with regard to the names and qualifications of the candidates. Given this, it cannot be accurately gauged whether they are fit to hold the position. Therefore, a vote against this proposal is warranted due to lack of information.

	8	Approve Release of Restrictions on Competitive Activities of Directors	For	For		Mgmt
	9	Transact Other Business (Non-Voting)	None	None		Mgmt

06/10/09 - A	Siliconware Precision Industries Co. Ltd.		Y7934R109		04/10/09	32,422
	1	Approve 2008 Business Operations Report and Financial Statements	For	For		Mgmt
	2	Approve 2008 Allocation of Income and Dividends	For	For		Mgmt
	3	Transact Other Business (Non-Voting)	None	None		Mgmt

06/10/09 - A	Taiwan Semiconductor Manufacturing Co.		Y84629107		04/10/09	2,831,000
	1	Approve 2008 Business Operations Report and Financial Statements	For	For		Mgmt
	2	Approve 2008 Allocation of Income and Dividends	For	For		Mgmt
	3	Approve Capitalization of 2008 Dividends and Employee Profit Sharing	For	For		Mgmt
	4	Approve to Amend the Company's Internal Policies	For	For		Mgmt
	4.1	Approve Amendment on the Procedures for Loans to Other Parties	For	For		Mgmt
	4.2	Approve Amendment on the Procedures for Endorsement and Guarantee	For	For		Mgmt
ELECT DIRECTORS AND INDEPENDENT DIRECTORS VIA CUMULATIVE VOTING

Mgmt Rec - Company Management Recommended Vote

	5	Elect Directors	For	For		Mgmt
	6	Transact Other Business (Non-Voting)	None	None		Mgmt

06/10/09 - A	United Microelectronics Corp	Y92370108			04/10/09	5,314,000
	1	Approve 2008 Business Operations Report and Financial Statements	For	For		Mgmt
	2	Approve 2008 Compensation of the Accumulated Losses of the Company	For	For		Mgmt
	3	Approve Amendment on the Procedures for Loans to Other Parties	For	For		Mgmt
	4	Approve Amendment on the Procedures for Endorsement and Guarantee	For	For		Mgmt
	5	Approve Amendments on the Procedures for Derivatives	For	For		Mgmt
	6	Amend Procedures Governing the Acquisition or Disposal of Assets	For	For		Mgmt
	7	Approve Acquisition of Total Shares of He Jian Technology (Suzhou) Co., Ltd. through Merging with the Holding Companies	For	For		Mgmt
	8	Approve New Share Issuance for Merging with the Holding Companies of He Jian Technology (Suzhou) Co., Ltd.	For	For		Mgmt
ELECT DIRECTORS AND INDEPENDENT DIRECTORS VIA CUMULATIVE VOTING
	9	Elect Directors	For	For		Mgmt

06/11/09 - A	China Construction Bank Corporation	Y1397N101			05/11/09	461,755
	1	Accept 2008 Report of the Board of Directors	For	For		Mgmt
	2	Accept 2008 Report of the Board of Supervisors	For	For		Mgmt
	3	Accept 2008 Final Financial Accounts	For	For		Mgmt
	4	Approve 2009 Fixed Assets Investment Budget	For	For		Mgmt
	5	Approve Profit Distribution Plan for the Second Half of 2008	For	For		Mgmt
	6	Approve 2008 Final Emoluments Distribution Plan for Directors and Supervisors	For	For		Mgmt
	7	Appoint Auditors	For	For		Mgmt
	8	Elect Chen Zuofu as Executive Director	For	For		Mgmt

06/11/09 - A	Nan Ya Plastics Corp	Y62061109			04/10/09	594,000
	1	Approve 2008 Financial Statements and Statutory Reports	For	For		Mgmt
	2	Approve 2008 Allocation of Income and Dividends	For	For		Mgmt
	3	Approve Increase in Registered Capital	For	For		Mgmt
	4	Amend Articles of Association	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	5	Approve Proposal to Elect an Independent Director	For	For		Mgmt
	6	Approve Amendment on the Procedures for Loans to Other Parties	For	For		Mgmt
	7	Approve Amendment on the Procedures for Endorsement and Guarantee	For	For		Mgmt
	8	Elect Indpendent Director	For	For		Mgmt
	9	Transact Other Business (Non-Voting)	None	None		Mgmt

06/11/09 - A	Renhe Commercial Holdings Company Ltd.		G75004104		None	5,000,000
	1	Accept Financial Statements and Statutory Reports (Voting)	For	For		Mgmt
	2	Approve Dividends	For	For		Mgmt

The board is proposing a final dividend of RMB7 0.62 cents (equivalent to approximately HK$8.65 cents) per share, amounting to approximately HK$1.5 million in aggregate for the year ended Dec. 31, 2008. The amount is to be paid around July 15, 2009. When determining the acceptability of dividend proposals, RMG focuses primarily on the payout ratio. Payouts of less than 30 percent or more than 100 percent are a trigger for further analysis. The proposed dividend represents a payout ratio of 70 percent, down from the 97 percent dividend payout last year. Since the payout ratio falls within RMG guidelines, support for this proposal is warranted.

	3a	Reelect Mr. Zhang Dabin as Director	For	For		Mgmt
The nominee is an executive director of the company.
	3b	Reelect Mr. Wang Hongfang as Director	For	For		Mgmt
The nominee is an executive director of the company.
	3c	Reelect Mr. Wang Chunrong as Director	For	For		Mgmt
The nominee is an executive director of the company.
	3d	Reelect Mr. Wang Luding as Director	For	For		Mgmt
The nominee is an executive director of the company.
	3e	Reelect Mrs. Hawken Xui Li as Director	For	For		Mgmt
Hawken Xiu Li is a non-independent non-executive director of the company. She is the sister of Dai Yongge, the company's CEO.
	3f	Reelect Mr. Chi Miao as Director	For	For		Mgmt
Chi Miao is an independent non-executive director of the company.
	4	Approve Remuneration of Directors	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

This proposal seeks shareholder approval to authorize the board to fix the remuneration of directors. Pursuant to board resolutions passed on Jan. 20, 2009, the annual remuneration amounts of Zhang Dabin, Wang Hongfang, Wang Chunrong, and Wang Luding have been revised to RMB 1.2 million each. The level of directors' fees is usually not problematic among Hong Kong companies, and unless there is evidence of problems in the past, we recommend a vote for such a proposal.

5	Reappoint KPMG as Auditors and Authorize Board to Fix Their Remuneration	For	For	Mgmt

The board recommends that KPMG be approved as the company’s independent accounting firm for the coming year. Note that the auditor's report contained in the annual report is unqualified, meaning that in the opinion of the auditor, the company's financial statements are fairly presented in accordance with generally accepted accounting principles.

6	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights	For	Against	Mgmt

This resolution is a standard request in Hong Kong for board authority to issue new shares representing up to 20 percent of current outstanding share capital, other than as a rights issue (General Issuance Mandate). The directors would have total discretion on the issuance of these shares. The authority would lapse after one year or at the next meeting of shareholders.        Initial requests for the General Issuance Mandate and Share Reissuance Mandate (Item 8) are supported for companies that:        a) limit the aggregate issuance request – that is, for the General Issuance Mandate and the Share Reissuance Mandate combined – to 10 percent or less of the existing issued share capital (rather than the maximum 20 percent + 10 percent that the Listing Rules permit companies to request);         b) limit the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules); and         c) have no history of renewing the General Issuance Mandate several times within a period of one year.        In this case, the aggregate issuance request is 30 percent (20 percent under the General issuance Mandate, and 10 percent under the Share Reissuance Mandate discussed in Item 8), and the company has not specified discount limits on the issue price of shares under this mandate. In view of this, it is recommended that shareholders vote against this resolution.

7	Authorize Share Repurchase Program	For	For	Mgmt

Mgmt Rec - Company Management Recommended Vote

Approval of this item would authorize the board to repurchase shares on the market up to 10 percent of the issued capital of the company. This authority will expire on the next AGM. Some shareholders object to share buybacks and prefer to see extra cash invested in new businesses or paid out as dividends. When used judiciously, repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. Shareholders are advised to support this proposal.

	8	Authorize Reissuance of Repurchased Shares	For	Against		Mgmt

This mandate effectively increases the number of shares that may be issued without preemptive rights to 30 percent of issued capital from the original limit of 20 percent under the general mandate to issue shares sought by most Hong Kong companies. Given that the general mandate to issue shares is subject to abuse by companies that issue shares at discounts to the market price, such extension of the general share issuance mandate may increase the scope of non-preemptive placements, putting minority shareholders at a disadvantage as repurchased shares may also be reissued at a discount to the market price.         In this case, the aggregate issuance request is 30 percent (20 percent under the General issuance Mandate, and 10 percent under the Share Reissuance Mandate), and the company has not specified discount limits on the issue price of shares under this mandate. In view of this, it is recommended that shareholders vote against this resolution.

06/12/09 - A	China Bluechemical Ltd		Y14251105		05/12/09	520,000
	1	Accept Report of the Board of Directors	For	For		Mgmt
	2	Accept Financial Statements and Statutory Reports	For	For		Mgmt
	3	Accept Report of the Supervisory Committee	For	For		Mgmt
	4	Approve Proposed Distribution of Profit and Final Dividend	For	For		Mgmt
	5	Reappoint Ernst & Young Hua Ming and Ernst & Young as the Domestic and International Auditors, Respectively and Authorize Board to Fix Their Remuneration	For	For		Mgmt
	6	Approve Budget Proposal for the Year 2009	For	For		Mgmt
	7	Reelect Yang Yexin as Executive Director and Authorize Board to Fix His Remuneration	For	For		Mgmt
	8	Reelect Fang Yong as Executive Director and Authorize Board to Fix His Remuneration	For	For		Mgmt
	9	Reelect Chen Kai as Executive Director and Authorize Board to Fix His Remuneration	For	For		Mgmt
	10	Reelect Wu Mengfei as Non-Executive Director and Authorize Board to Fix His Remuneration	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	11	Reelect Tsui Yiu Wah, Alec as Independent Non-Executive Director and Authorize Board to Fix His Remuneration	For	For		Mgmt
	12	Reelect Zhang Xinzhi as Independent Non-Executive Director and Authorize Board to Fix His Remuneration	For	For		Mgmt
	13	Elect Li Yongwu as Independent Non-Executive Director and Authorize Board to Fix His Remuneration	For	For		Mgmt
	14	Reelect Yin Jihong as Supervisor and Authorize Board to Fix His Remuneration	For	For		Mgmt
	15	Reelect Huang Jinggui as Supervisor and Authorize Board to Fix His Remuneration	For	For		Mgmt
	16	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights	For	Against		Mgmt
However, the issuance request is 20 percent and the guideline rests at 10 percent. Therefore, a vote against this resolution is warranted.

06/12/09 - A	Dongbu Insurance Co.		Y2096K109		03/31/09	144,460
	1	Approve Appropriation of Income and Dividend of KRW 600 per Share	For	For		Mgmt
	2	Amend Articles of Incorporation Regarding Business Objectives, Preemptive Rights, Stock Option, Public Notice for Shareholder Meetings, Number of Directors, Auditor Committee, and Stock Cancellation	For	Against		Mgmt

Since the issuance of new shares allowed by provisions in Article 8 well exceed the 20-percent guideline and the risk of dilution posed to existing shareholders is significant, this amendment proposal does not warrant support.

	3	Elect One Inside Director and One Outside Director (Bundled)	For	For		Mgmt
	4	Elect Member of Audit Committee	For	For		Mgmt
	5	Approve Total Remuneration of Inside Directors and Outside Directors	For	For		Mgmt

06/12/09 - A	Hyundai Marine & Fire Insurance Co.		Y3842K104		03/31/09	176,413
	1	Approve Appropriation of Income and Dividend of KRW 500 per Share	For	For		Mgmt
	2	Amend Articles of Incorporation Regarding Business Objectives, Preemptive Rights, Stock Options, Public Notice for Shareholder Meetings, and Duties of Directors	For	Against		Mgmt

Mgmt Rec - Company Management Recommended Vote

Since the issuance of new shares allowed by provisions in Article 9 is uncapped, well in excess of the 20-percent guideline, and the risk of dilution posed to existing shareholders is significant, this amendment proposal does not warrant support.

	3	Elect Two Directors (Bundled)	For	For		Mgmt
	4	Elect Non-Independent Member of Audit Committee	For	Against		Mgmt

In Korea, having an audit committee that consists entirely of outside directors is critically important, especially for a company that is of Hyundai Marine and Fire Insurance’s size, in ensuring the adequacy of controls, risk management, and financial reporting functions. Most large Korean companies now have audit committees that are fully independent, surpassing the legal requirement to have audit committees that are two-thirds independent. Since the nominee is an inside director in this case, this proposal warrants a vote against.

	5	Approve Total Remuneration of Inside Directors and Outside Directors	For	For		Mgmt

06/12/09 - A	LIG Insurance Co. (frmly LG Insurance Co.)		Y5277H100		03/31/09	19,230
	1	Approve Appropriation of Income and Dividend of KRW 500 per Share	For	For		Mgmt
	2	Amend Articles of Incorporation Regarding Business Objectives, Preemptive Rights, Public Offerings, Stock Option, Public Notice for Shareholder Meetings,	For	Against		Mgmt

Since the issuance of new shares allowed by provisions in Articles 9 and 10 well exceed the 20-percent guideline and the risk of dilution posed to existing shareholders is significant, this amendment proposal does not merit support.

	3	Elect One Inside Director and Two Outside Directors (Bundled)	For	For		Mgmt
	4.1	Elect Independent Member of Audit Committee	For	For		Mgmt
	4.2	Elect Non-Independent Member of Audit Committee	For	Against		Mgmt

In Korea, having an audit committee that consists entirely of outside directors is critically important, especially for a company that is of LIG Insurance’s size, in ensuring the adequacy of controls, risk management, and financial reporting functions. Most large Korean companies now have audit committees that are fully independent, surpassing the legal requirement to have audit committees that are two-thirds independent. Since the nominee is an inside director in this case, this proposal warrants opposition.

	5	Approve Total Remuneration of Inside Directors and Outside Directors	For	For		Mgmt

06/15/09 - A	Genting Plantations Bhd.		Y03916106		None	430,929
Ordinary Business

Mgmt Rec - Company Management Recommended Vote

	1	Accept Financial Statements and Statutory Reports for the Financial Year Ended Dec. 31, 2008	For	For		Mgmt
	2	Approve Final Dividend of MYR 0.05 Per Share for the Financial Year Ended Dec. 31, 2008	For	For		Mgmt
	3	Approve Remuneration of Directors in the Amount of MYR 491,900 for the Financial Year Ended Dec. 31, 2008	For	For		Mgmt
	4	Elect Mohd Din Jusoh as Director	For	For		Mgmt
	5	Elect Abdul Ghani Bin Abdullah as Director	For	For		Mgmt
	6	Elect Mohd Amin Bin Osman as Director	For	For		Mgmt
	7	Elect Abdul Jamil Bin Haji Ahmad as Director	For	For		Mgmt
	8	Approve PricewaterhouseCoopers as Auditors and Authorize Board to Fix Their Remuneration	For	For		Mgmt
Special Business
	1	Change Company Name to Genting Plantation Bhd.	For	For		Mgmt
Ordinary Business
	9	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights in Any Amount Up to 10 Percent of Issued Share Capital	For	For		Mgmt
	10	Authorize Repurchase of Up to 10 Percent of Issued Share Capital	For	For		Mgmt
	11	Approve Implementation of Shareholders' Mandate for Recurrent Related Party Transactions	For	For		Mgmt

06/16/09 - A	Far EasTone Telecommunications Co Ltd	Y7540C108			04/17/09	185,916
	1	Approve 2008 Business Operations Report and Financial Statements	For	For		Mgmt
	2	Approve Allocation of Income and Dividends	For	For		Mgmt
	3	Approve Amendment on the Procedures for Endorsement and Guarantee	For	For		Mgmt
	4	Approve Amendment on the Procedures for Loans to Other Parties	For	For		Mgmt
	5	Approve Issuance of Shares for a Private Placement	For	For		Mgmt
ELECT 3 OUT OF 9 DIRECTORS VIA CUMULATIVE VOTING
	6.1	Elect Douglas Hsu Representing Yuan Ding Investment Co., Ltd. with Shareholder ID No. 1 as Director	For	For		Mgmt
	6.2	Elect Lawrence Juen-Yee Lau with ID No. 19441212LA as Independent Director	For	For		Mgmt
	6.3	Elect Kurt Roland Hellstrom with ID No. 19431212KU as Independent Director	For	For		Mgmt
ELECT 3 OUT OF 3 SUPERVISORS VIA CUMULATIVE VOTING
	6	Elect Supervisory Board Member	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	7	Approve Release of Restrictions of Competitive Activities of Directors	For	For		Mgmt
	8	Transact Other Business (Non-Voting)	None	None		Mgmt

06/16/09 - A	KGHM Polska Miedz S.A.	X45213109			06/08/09	19,845
	1	Open Meeting	None			Mgmt
	2	Elect Meeting Chairman	For			Mgmt
	3	Acknowledge Proper Convening of Meeting	None			Mgmt
	4	Approve Agenda of Meeting	For			Mgmt
	5	Receive Receive Financial Statements and Management Board Report on Company's Operations in Fiscal 2008	None			Mgmt
	6	Receive Allocation of Income Proposal	None			Mgmt
	7	Receive Supervisory Board Evaluation of Financial Statements, Management Board Report on Company's Operations in Fiscal 2008, and Income Allocation Proposal	None			Mgmt
	8.1	Receive Supervisory Board Report on Risk Management and Internal Controls	None			Mgmt
	8.2	Receive Supervisory Board Report on Its Activities	None			Mgmt
	9.1	Approve Management Board Report on Company's Operations in Fiscal 2008	For			Mgmt
	9.2	Approve Financial Statements	For			Mgmt
	9.3	Approve Allocation of Income	For			Mgmt
	10.1a	Approve Discharge of Marek Fusinski (Management Board)	For			Mgmt
	10.1b	Approve Discharge of Dariusz Kaskow (Management Board)	None			Mgmt
	10.1c	Approve Discharge of Stanislaw Kot (Management Board)	For			Mgmt
	10.1d	Approve Discharge of Miroslaw Krutin (Management Board)	For			Mgmt
	10.1f	Approve Discharge of Ireneusz Reszczynski (Management Board)	For			Mgmt
	10.1g	Approve Discharge of Krzysztof Skora (Management Board)	None			Mgmt
	10.1h	Approve Discharge of Maciej Tybura (Management Board)	For			Mgmt
	10.1i	Approve Discharge of Herbert Wirth (Management Board)	For			Mgmt
	10.2a	Approve Discharge of Jozef Czyczerski (Supervisory Board)	For			Mgmt
	10.2b	Approve Discharge of Maciej Dyl (Supervisory Board)	For			Mgmt
	10.2c	Approve Discharge of Leszek Hajdacki (Supervisory Board)	For			Mgmt
	10.2d	Approve Discharge of Leszek Jakubow (Supervisory Board)	For			Mgmt
	10.2e	Approve Discharge of Arkadiusz Kawecki (Supervisory Board)	For			Mgmt
	10.2f	Approve Discharge of Jacek Kucinski (Supervisory Board)	For			Mgmt

Mgmt Rec - Company Management Recommended Vote

	10.2g	Approve Discharge of Ryszard Kurek (Supervisory Board)	For			Mgmt
	10.2h	Approve Discharge of Anna Mank (Supervisory Board)	For			Mgmt
	10.2i	Approve Discharge of Remigiusz Nowakowski (Supervisory Board)	For			Mgmt
	10.2j	Approve Discharge of Marek Panfil (Supervisory Board)	For			Mgmt
	10.2k	Approve Discharge of Andrzej Potycz (Supervisory Board)	For			Mgmt
	10.2l	Approve Discharge of Marcin Slezak (Supervisory Board)	For			Mgmt
	10.2m	Approve Discharge of Marek Trawinski (Supervisory Board)	For			Mgmt
	10.2n	Approve Discharge of Marzenna Waresa (Supervisory Board)	For			Mgmt
	10.2o	Approve Discharge of Jerzy Zyzynski (Supervisory Board)	For			Mgmt
	11	Receive Consolidated Financial Statements and Management Board Report on Group's Operations in Fiscal 2008	None			Mgmt
	12	Receive Supervisory Board Evaluation of Consolidated Financial Statements and Management Board Report on Group's Operations in Fiscal 2008	None			Mgmt
	13.1	Approve Management Board Report on Group's Operations in Fiscal 2008	For			Mgmt
	13.2	Approve Consolidated Financial Statements	For			Mgmt
	14	Amend Statute Re: Corporate Purpose, Company Shares, CEO, General Meeting, and Other Amendments	For			Mgmt
	15	Close Meeting	None			Mgmt
Not voted due to shareblocking restriction. The potential impact on trading/loan share activities would outweigh the economic value of the vote.

06/16/09 - A	RADIANT OPTO-ELECTRONICS CORP		Y7174K103		04/17/09	40,000
	1	Approve 2008 Business Operations Report and Financial Statements	For	For		Mgmt

The board, in this item, presents all the highlights and events from the company's operation in the previous business year. This item also requests shareholder approval of the financial statements for the year, as included in the annual report.         This is a standard agenda item in most Taiwan company meetings. Shareholders are advised to support this request.

	2	Approve 2008 Allocation of Income and Dividends	For	For		Mgmt
Cash dividend of NTD 1.70 ($0.05) per share and a stock dividend of 30 shares for every shares held, has been proposed.

Mgmt Rec - Company Management Recommended Vote

3	Approve Capitalization of 2008 Dividends	For	For	Mgmt
Refer to item no. 2
4	Amend Articles of Association	For	For	Mgmt

Shareholder approval is being sought to amend the company's Articles of Association to align with prevailing laws.        Given that the proposal seeks to align the company's Articles of Association with existing laws and regulations, and is non-contentious in nature, shareholder approval for this resolution is therefore recommended.

5	Approve Amendment on the Procedures for Loans to Other Parties	For	For	Mgmt

The proposed amendment is meant to align the company's procedures regarding loans to other parties with prevailing corporate rules, regulations and other existing relevant laws.         Given that the amendment seeks to align the company's procedure for loans to other parties with prevailing laws and is non-contentious in nature, shareholder approval for this item is recommended.

6	Approve Amendment on the Procedures for Endorsement and Guarantee	For	For	Mgmt

The proposed amendments are meant to align the company's procedures regarding endorsement and guarantee guidelines with prevailing corporate rules, regulations and other existing relevant laws.         Given that the amendment seeks to align the company's procedure for endorsement and guarantee with prevailing laws and is non-contentious in nature, shareholder approval for this item is recommended.

7	Approve Investment in People's Republic of China	For	For	Mgmt

The proposal seeks to allow the company to make an investment in The People's Republic of China under the prescribed investment ceiling and supervision of the Ministry of Economic Affairs of Taiwan.        This is a routine request from Taiwan companies to take advantage of the lower cost of raw materials, labor, and other business costs in the PRC. Shareholder approval is therefore recommended for this item.

ELECT 5 OUT OF 5 DIRECTORS VIA CUMULATIVE VOTING
8.1	Elect Wang Pen-Jan with ID No. 1 as a Director	For	For	Mgmt

Mgmt Rec - Company Management Recommended Vote

Shareholder approval is being sought for the election of five company directors (including two independent director) and four supervisors via cumulative voting. Details of the candidates are as follows:        Directors:        1. Wang, Pen-Jan, ID No. 1        2. Wang, Been-Fong, Representative of Long Sheng Investment Limited Liability Company, ID No. 30434         3. Wang, Ying-Fu, Representative of Swiss Abundand Investment Limited Liability Company, ID No. 7842        Independent Directors:        1. Zeng, Lun Bin, ID No. D120863249        2. Huang, Zi-Cheng, ID No. 5510        Supervisors:        1. Wang, Ben-Zong, ID No. 13        2. Chen, Chien-Hsiung, ID No. 9        3. Wang, Pen-Chin, ID No. 150        4. Bo, Xiang-Kun, ID No. D120787502         In the absence of any known negative issues against the three director candidates, two independent director candidates and the four supervisor candidates, shareholders are advised to distribute their cumulative votes equally among the said director, independent director and supervisor nominees.

8.2	Elect Long Sheng Investment Limited Liability Company Representative Wang Been-Fong with ID No. 30434 as a Director	For	For	Mgmt
Refer to item no. 8.1
8.3	Elect Swiss Abundand Investment Limited Liability Company Representative Wang Ying-Fu with ID No. 7842 as a Director	For	For	Mgmt
Refer to item no. 8.1
8.4	Elect Zeng Lun-Bin with ID No. D120863249 as an Independent Director	For	For	Mgmt
Refer to item no. 8.1
8.5	Elect Huang Zi-Cheng with ID No. 5510 as an Independent Director	For	For	Mgmt
Refer to item no. 8.1
ELECT 4 OUT OF 4 SUPERVISORS VIA CUMULATIVE VOTING
8	Elect Supervisory Board Member	For	For	Mgmt
8.6	Elect Wang Ben-Zong with ID No. 13 as a Supervisor --- For
Refer to item no. 8.1
8.7	Elect Chen Chien-Hsiung with ID No. 9 as a Supervisor --- For
Refer to item no. 8.1
8.8	Elect Wang Pen-Chin with ID No. 150 as a Supervisor --- For
Refer to item no. 8.1
8.9	Elect Bo Xiang-Kun with ID No. D120787502 as a Supervisor --- For
Refer to item no. 8.1
9	Approve Release of Restrictions on Competitive Activities of Directors	For	For	Mgmt

This request will allow the directors of the company to serve on the boards of other companies.        This is an item that is routinely proposed at Taiwanese AGMs. Shareholders are advised to support this request.

Mgmt Rec - Company Management Recommended Vote

06/18/09 - A	Bank of China Limited, BEIJING		Y0698A107		05/18/09	2,800,000
	1	Accept Working Report of the Board of Directors	For	For		Mgmt
	2	Accept Working Report of the Supervisors	For	For		Mgmt
	3	Approve Profit Distribution Plan	For	For		Mgmt
	4	Accept Annual Financial Statements	For	For		Mgmt
	5	Approve Annual Budget for Year 2009	For	For		Mgmt
	6	Reappoint PricewaterhouseCoopers Zhong Tian Certified Public Accountants Ltd. Co. and PricewaterhouseCoopers Hong Kong as External Auditors	For	For		Mgmt
	7a	Approve 2008 Performance Appraisal and Bonus Plan for Xiao Gang, the Chairman of the Board of Directors	For	For		Mgmt
	7b	Approve 2008 Performance Appraisal and Bonus Plan for Li Lihui, the Vice Chairman of the Board of Directors and the President of the Bank	For	For		Mgmt
	7c	Approve 2008 Performance Appraisal and Bonus Plan for Li Zaohang, the Executive Director and the Executive Vice President of the Bank	For	For		Mgmt
	7d	Approve 2008 Performance Appraisal and Bonus Plan for Zhou Zaiqun, the Executive Director and the Executive Vice President of the Bank	For	For		Mgmt
	7e	Approve 2008 Performance Appraisal and Bonus Plan for Liu Ziqiang, the Chairman of the Board of Supervisors	For	For		Mgmt
	7f	Approve 2008 Performance Appraisal and Bonus Plan for Wang Xueqiang, the Supervisor of the Bank	For	For		Mgmt
	7g	Approve 2008 Performance Appraisal and Bonus Plan for Liu Wanming, the Supervisor of the Bank	For	For		Mgmt
	8a	Reelect Seah Lim Huat Peter as a Non-Executive Director	For	For		Mgmt
	8b	Reelect Alberto Togni as an Independent Non-Executive Director	For	For		Mgmt
	9	Approve Proposal for Supplemental Delegation of Authorities by the Shareholders' Meeting to the Board of Directors of the Bank	For	For		Mgmt
	10	Amend Articles Re: Profit Distribution Policy	For	For		Mgmt
	11	Approve Issuance of RMB-Denominated Bonds in Hong Kong for a Total Amount Not Exceeding RMB 10 Billion by the End of 2010	For	Against		Mgmt
We note that while the Bonds Issue may be an equitable means for the company to raise funds, the lack of a specific purpose of the proceeds from the Bonds Issue, warrant a vote against this proposal.

Mgmt Rec - Company Management Recommended Vote

06/18/09 - A	Dongfeng Motor Group Company Ltd		Y21042109		05/18/09	4,126,000
	1	Accept Report of the Board of Directors	For	For		Mgmt
	2	Accept Report of the Supervisory Committee	For	For		Mgmt
	3	Accept Financial Statements and Statutory Reports	For	For		Mgmt
	4	Approve Profit Distribution Plan and Distribution of Final Dividend	For	For		Mgmt
	5	Authorize Board to Deal with All Issues in Relation to Distribution of Interim Dividend	For	For		Mgmt
	6	Reappoint Ernst & Young as the International Auditors and Ernst & Young Hua Ming as the PRC Auditors and Authorize Board to Fix Their Remuneration	For	For		Mgmt
	7	Authorize the Board to Fix Remuneration of Directors and Supervisors	For	For		Mgmt
	8	Authorize Qiao Yang to Deal With the Provision of Guarantee for the Bank Loans With a Cap Not Exceeding RMB 30 Million Each	For	Against		Mgmt

The company did not provide sufficient information with respect to the Guarantees, specifically the use of funds from the bank loans. The provision of guarantees may potentially increase the risk of the company, which, in light of the lack of sufficient information, warrants a vote against this resolution.

	9	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights	For	Against		Mgmt

In this case, the issuance request is 20 percent, which exceeds the 10-percent guideline, and given that the company has not specified discount limits for the issuance of shares without preemptive rights, a vote against this resolution is warranted.

06/19/09 - A	China Steel Corporation		Y15041109		04/20/09	3,772,729
	1	Approve 2008 Business Reports and Financial Statements	For	For		Mgmt
	2	Approve Allocation of Income and Dividends	For	For		Mgmt
	3	Approve Capitalization of 2008 Dividends	For	For		Mgmt
	4	Amend Articles of Association	For	For		Mgmt
	5	Amend Procedures Governing the Acquisition or Disposal of Assets	For	For		Mgmt
	6	Approve Amendment on the Procedures for Endorsement and Guarantee	For	For		Mgmt
	7	Approve Release of Restrictions on Competitive Activities of Directors	For	For		Mgmt
	8	Other Business	For	Against		Mgmt

Mgmt Rec - Company Management Recommended Vote

Considering that the issues that will be raised were not disclosed beforehand, opposition to this request is warranted.

06/19/09 - A	Chunghwa Telecom Co. Ltd.		Y1613J108		04/20/09	1,951,329
	1	Approve 2008 Business Report and Financial Statements	For	For		Mgmt
	2	Approve 2008 Allocation of Income and Dividends	For	For		Mgmt
	3	Amend Articles of Association	For	For		Mgmt
	4	Proposed Conversion of the Capital Surplus into Capital Stock of the Company and Issuance of New Shares	For	For		Mgmt
	5	Proposed Capital Deduction and Issuance of Cash Dividends	For	For		Mgmt
	6	Amend Procedures Governing the Acquisition or Disposal of Assets	For	For		Mgmt
	7	Approve Amendment on the Procedures for Loans to Other Parties	For	For		Mgmt
	8	Approve Amendment on the Procedures for Endorsement and Guarantee	For	For		Mgmt

06/19/09 - A	Compal Electronics Inc.		Y16907100		04/20/09	593,000
	1	Approve 2008 Financial Statements and Statutory Reports	For	For		Mgmt
	2	Approve 2008 Allocation of Income and Dividends	For	For		Mgmt
	3	Approve Capitalization of 2008 Dividends and Employee Profit Sharing	For	For		Mgmt
	4	Amend Articles of Association	For	For		Mgmt
	5	Amend Procedures Governing the Acquisition or Disposal of Assets	For	For		Mgmt
	6	Approve Amendment on the Procedures for Endorsement and Guarantee	For	For		Mgmt
	7	Approve Amendment on the Procedures for Loans to Other Parties	For	For		Mgmt
ELECT 12 OUT OF 12 DIRECTORS VIA CUMULATIVE VOTING
	8.1	Elect Sheng-Hsiung Hsu with ID No. 23 as Director	For	For		Mgmt
	8.2	Elect John Kevin Medica with ID No. 562334 as Director	For	For		Mgmt
	8.3	Elect Jui-Tsung Chen with ID No. 83 as Director	For	For		Mgmt
	8.4	Elect Wen-Being Hsu with ID No. 15 as Director	For	For		Mgmt
	8.5	Elect Wen-Chung Shen with ID No. 19173 as Director	For	For		Mgmt
	8.6	Elect Kuang-Nan Lin with ID No. 57 as Director	For	For		Mgmt
	8.7	Elect Representative of Kinpo Electronics Inc with Shareholder ID No 85 as Director	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	8.8	Elect Yung-Ching Chang with ID No. 2024 as Director	For	For		Mgmt
	8.9	Elect Chung-Pin Wong with ID No. 1357 as Director	For	For		Mgmt
	8.10	Elect Shao-Tsu Kung with ID No. 2028 as Director	For	For		Mgmt
	8.11	Elect Chiung-Chi Hsu with ID No. 91 as Director	For	For		Mgmt
	8.12	Elect Chi-Lin Wea with ID No. J100196868 as Director	For	For		Mgmt
ELECT 3 OUT OF 3 SUPERVISORS VIA CUMULATIVE VOTING
	8	Elect Supervisory Board Member	For	For		Mgmt
	9	Approve Release of Restrictions of Competitive Activities of Directors	For	For		Mgmt
	10	Transact Other Business (Non-Voting)	None	None		Mgmt

06/19/09 - A	Fubon Financial Holding Co. Ltd.	Y26528102			04/20/09	1,034,000
	1	Approve 2008 Business Operations Report and Financial Statements	For	For		Mgmt
	2	Approve 2008 Allocation of Income and Dividends	For	For		Mgmt
	3	Approve the Company's Long-term Capital Fund Raising Plans and Authorize the Board of Directors to Take Appropriate Measures at the Appropriate Time to Proceed	For	For		Mgmt
	4	Amend Procedures Governing the Acquisition or Disposal of Assets	For	For		Mgmt
	5	Elect Chen, Kok-Choo, ID No. A210358712 as an Independent Director	For	For		Mgmt
	6	Approve Release of Restrictions on Competitive Activities of Directors	For	For		Mgmt

06/19/09 - A	HTC Corporation	Y3194T109			04/20/09	29,738
	1	Approve 2008 Business Reports and Financial Statements	For	For		Mgmt
	2	Approve 2008 Allocation of Income and Dividends	For	For		Mgmt
	3	Approve Capitalization of 2008 Dividends and Employee Profit Sharing	For	For		Mgmt
	4	Amend Articles of Association	For	For		Mgmt
	5	Approve Amendment on the Procedures for Asset Acquisition and Disposal	For	For		Mgmt
	6	Approve Amendments on the Procedures for Derivatives	For	For		Mgmt
	7	Approve Amendment on the Procedures for Loans to Other Parties	For	For		Mgmt
	8	Approve Amendment on the Procedures for Endorsement and Guarantee	For	For		Mgmt
	9	Elect Hochen Tan with ID No. D101161444 as Director	For	For		Mgmt
	10	Other Business	For	Against		Mgmt

Mgmt Rec - Company Management Recommended Vote

Considering that the issues that will be raised were not disclosed beforehand, shareholders are advised not to approve this request.

06/19/09 - A	President Securities Corp.		Y7083F104		04/20/09	292,365
	1	Approve 2008 Financial Statements and Statutory Reports	For	For		Mgmt

The board, in this item, presents all of the highlights and events from the company's operations in the previous business year. Management also requests shareholder approval of the financial statements for the year, as included in the annual report.         This is a standard agenda item in most Taiwan company meetings. Shareholders are advised to support this request.

	2	Approve 2008 Compensation of the Accumulated Losses of the Company	For	For		Mgmt

The proposal seeks shareholder approval to transfer the company's reserves to compensate for its accumulated losses. The proposed capitalization of reserves would allow the company to offset accumulated losses. Eventually, this will enable the company to distribute profits in the form of dividends to shareholders.         Shareholders approval for this request is therefore recommended.

	3	Approve Amendments on the Procedures for Derivatives	For	For		Mgmt

Shareholder approval is being sought for the amendment in the company's procedures for derivatives. The amendments are reflective of the changes in the company's procedures for derivatives which are non-contentious in nature and are in accordance with prevailing laws and regulations.         Shareholder approval for this item is therefore recommended.

ELECT 15 OUT OF 15 DIRECTORS VIA CUMULATIVE VOTING
	4.1	Elect Fu, Kai-Yun with ID No. D100864419 as the company's independent director	For	For		Mgmt

In items 4.1 to 4.15, shareholder approval is being sought for the election of 12 company directors and three independent directors via cumulative voting. In the absence of any known negative issues against the director candidates, shareholders are advised to distribute their cumulative votes equally among the said nominees.

	4.2	Elect Wu,TSai-Yi with ID No. S100252304 as the company's independent director	For	For		Mgmt
Refer to Item 4.1
	4.3	Elect Lee , Kwnnz Chou with ID No. D100218006 as the company's independent director	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

Refer to Item 4.1
4.4	Elect Teng, A-Hhua, Representative of Canking Investment Co., Ltd with ID No. 30 as the company's director	For	For	Mgmt
Refer to Item 4.1
4.5	Elect Lin, Kuan-Chen with ID No. 1357 as the company's director	For	For	Mgmt
Refer to Item 4.1
4.6	Elect Chang, Ming Chen, Representative of Leg Horn Investment Co., Ltd, with ID No. 83 as the company's director	For	For	Mgmt
Refer to Item 4.1
4.7	Elect Cheng, Pi-Hua with ID No. 2624 as the company's director.	For	For	Mgmt
Refer to Item 4.1
4.8	Elect Hsieg Hung, Hui-Tzu, Representative of Kai Nan Investment Co., Ltd with ID No. 42740 as the company's director	For	For	Mgmt
Refer to Item 4.1
4.9	Elect Lin, Cheng-Te, Representative of Kai Nan Investment Co., Ltd with ID No. 42740 as the company's director.	For	For	Mgmt
Refer to Item 4.1
4.10	Elect Hsieh, Chih-Peng, Representative of Kai Nan Investment Co., Ltd with ID No. 42740 as the company's director	For	For	Mgmt
Refer to Item 4.1
4.11	Elect Lin, Jung-Kuen, Representative of Kai Nan Investment Co., Ltd with ID No. 42740 as the company's director	For	For	Mgmt
Refer to Item 4.1
4.12	Elect Lee, Kuo-Hwa, Representative of Suntay Investment Co., Ltd with ID No. 49 as the company's director	For	For	Mgmt
Refer to Item 4.1
4.13	Elect Pi, Chien-Kuo, Representative of Hui Tung Investment Co., Ltd with ID No. 3126 as the company's director	For	For	Mgmt
Refer to Item 4.1
4.14	Elect Tu, Li-Yang, Representative of Ta Leh Investment Holding Co., Ltd with ID No. 9142 as the company's director	For	For	Mgmt
Refer to Item 4.1
4.15	Elect Lee, Shy-Lou with ID No. 76 as the company's director	For	For	Mgmt
Refer to Item 4.1

Mgmt Rec - Company Management Recommended Vote

ELECT 3 OUT OF 3 SUPERVISORS VIA CUMULATIVE VOTING
	4	Elect Supervisory Board Member	For	For		Mgmt
	4.16	Elect Duh, Bor-Tsang with ID No. 72 as the company's supervisor --- For

In items 4.16 to 4.18 shareholder approval is being sought for the election of three company supervisors via cumulative voting. In the absence of any known negative issues against the candidates, shareholders are advised to distribute their cumulative votes equally among the said nominees.

	4.17	Elect Lee, Shu-Fen, Representative of China F.R.P. Corporation with ID No. 93 as the company's supervisor --- For
Refer to Item 4.16
	4.18	Elect Chen, Kuo-Hui with ID No. 73861 as the company's supervisor --- For
Refer to Item 4.16
	5	Transact Other Business (Non-Voting)	None	None		Mgmt
This is a non-voting item.

06/19/09 - A	Quanta Computer Inc.		Y7174J106		04/20/09	4,381,169
	1	Approve 2008 Business Operations Report and Financial Statements	For	For		Mgmt
	2	Approve 2008 Allocation of Income and Dividends	For	For		Mgmt
	3	Approve Capitalization of 2008 Dividends and Employee Profit Sharing	For	For		Mgmt
	4	Amend Articles of Association	For	For		Mgmt
	5	Approve Amendment on the Procedures for Loans to Other Parties and for Endorsement and Guarantee	For	For		Mgmt
	6	Transact Other Business (Non-Voting)	None	None		Mgmt

06/22/09 - A	Lite-On Technology Corp.		Y5313K109		04/23/09	699,000
	1	Approve 2008 Financial Statements and Statutory Reports	For	For		Mgmt
	2	Approve 2008 Allocation of Income and Dividends	For	For		Mgmt
	3	Approve Capitalization of 2008 Dividends and Employee Profit Sharing	For	For		Mgmt
	4	Approve Amendment on the Procedures for Loans to Other Parties and for Endorsement and Guarantee	For	For		Mgmt
	5	Approve Release of Restrictions on Competitive Activities of Directors	For	For		Mgmt
	6	Transact Other Business (Non-Voting)	None	None		Mgmt

06/22/09 - A	Teva Pharmaceutical Industries Ltd.		M8769Q102		05/13/09	70,790
	1	Approve Final Dividend	For	For		Mgmt
	2	Elect Directors	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	3	Approve Auditors and Authorize Board to Fix Their Remuneration	For	For		Mgmt

06/24/09 - A	MTN Group Ltd		S8039R108		None	30,551
	1	Accept Financial Statements and Statutory Reports for Year Ended 31 December 2008	For	For		Mgmt
	2	Reelect RS Dabengwa as Director	For	For		Mgmt
	3	Reelect AT Mikati as Director	For	For		Mgmt
	4	Reelect MJN Njeke as Director	For	Against		Mgmt

Vote Recommendation        As Johnson Njeke attended less than 75% of scheduled Board meetings held during the year under review and thus was unable to represent the interests of shareholders in an effective manner, shareholders are advised to vote AGAINST his re-election.

	5	Reelect J van Rooyen as Director	For	For		Mgmt
	6	Approve Remuneration of Non-Executive Directors	For	For		Mgmt
	7	Place Authorized but Unissued Shares under Control of Directors up to 10 Percent of Issued Capital	For	For		Mgmt
	8	Authorize Repurchase of Up to 10 Percent of Issued Share Capital	For	For		Mgmt

06/25/09 - A	Mizrahi Tefahot Bank Ltd.		M9540S110		05/26/09	63,760
	1	Accept Financial Statements and Statutory Reports	None	None		Mgmt
	2	Elect Directors	For	For		Mgmt
	3	Elect Guideon Siterman as External Director	For	For		Mgmt
	3.1	Indicate Personal Interest in Proposed Agenda Item	None	Against		Mgmt

Shareholders are asked to indicate whether or not a shareholder has a personal interest for purposes of vote counting with regard to Item 3a. A "yes" vote indicates a personal interest in the transaction, while a "no" vote indicates no personal interest.

	4	Approve Auditors and Authorize Board to Fix Their Remuneration	For	For		Mgmt

06/25/09 - A	UMW Holdings Bhd		Y90510101		None	441,754
	1	Accept Financial Statements and Statutory Reports for the Financial Year Ended Dec. 31, 2008	For	For		Mgmt
	2	Approve Final Dividend Comprising a Franked Dividend of MYR 0.0325 Per Share Less 25 Percent Income Tax and a Single-Tier Dividend of MYR 0.0875 Per Share for the Financial Year Ended Dec. 31, 2008	For	For		Mgmt
	3	Elect Mohamed Noordin bin Hassan as Director	For	For		Mgmt
	4	Elect Norzrul Thani bin N.Hassan Thani as Director	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	5	Elect Mohd. Nizam bin Zainordin as Director	For	For		Mgmt
	6	Elect Mohamed Khatib bin Abdul Hamid as Director	For	For		Mgmt
	7	Approve Remuneration of Directors in the Amount of MYR 761,000 for the Financial Year Ended Dec. 31, 2008	For	For		Mgmt
	8	Approve Ernst & Young as Auditors and Authorize Board to Fix Their Remuneration	For	For		Mgmt
	9	Approve Implementation of Shareholders' Mandate for Recurrent Related Party Transactions	For	For		Mgmt
	10	Authorize Repurchase of up to 10 Percent of Issued Share Capital	For	For		Mgmt

06/26/09 - A	Gazprom OAO		368287207		05/08/09	365,654
Meeting for ADR Holders
Agenda - Part 1 of 2; Items 1 to 7.92
	1	Approval Of The Annual Report Of The Company.	For	For		Mgmt
	2	Approval Of The Annual Accounting Statements, Including The Profit And Loss Reports Of The Company.	For	For		Mgmt
	3	Approval Of The Distribution Of Profit Of The Company Based On The Results Of 2008.	For	For		Mgmt
	4	Regarding The Amount Of, Time For And Form Of Payment Of Dividends Based On The Results Of 2008.	For	For		Mgmt
	5	Approval Of The External Auditor Of The Company.	For	For		Mgmt
	6	Regarding The Remuneration Of Members Of The Board Of Directors And Audit Commission Of The Company.	For	Against		Mgmt

As the company has not disclosed any rationale behind paying such high fees to its directors and the members of its audit commission, considering that the proposed director remuneration is excessive in comparison to that paid by the company's peers, and as the disclosure provided does not make it possible to determine whether the pay is commensurate with the amount of work required on the part of Gazprom's directors, this resolution warrants opposition.

	7.1	Approve Related-Party Transactions with OAO Gazprombank Re: Loan Agreements	For	For		Mgmt
As the terms of the proposed transactions do not appear contentious, and in the absence of past abuse or other concerns with Gazprom, these resolutions warrant support.
	7.2	Approve Related-Party Transactions with OAO Sberbank Re: Loan Agreements	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

7.3	Approve Related-Party Transactions with OAO VTB Bank Re: Loan Agreements	For	For	Mgmt
7.4	Approve Related-Party Transactions with State Corporation Vnesheconombank Re: Loan Agreements	For	For	Mgmt
7.5	Approve Related-Party Transactions with OAO Rosselkhozbank Re: Loan Agreements	For	For	Mgmt
7.6	Approve Related-Party Transactions with OAO Gazprombank Re: Loan Facility Agreements	For	For	Mgmt
7.7	Approve Related-Party Transactions with OAO Sberbank Re: Loan Facility Agreements	For	For	Mgmt
7.8	Approve Related-Party Transactions with ZAO Gazenergoprombank Re: Loan Facility Agreements	For	For	Mgmt
7.9	Approve Related-Party Transactions with OAO VTB Bank Re: Loan Facility Agreements	For	For	Mgmt
7.10	Approve Related-Party Transactions with OAO Gazprombank Re: Agreements on Transfer of Credit Funds	For	For	Mgmt
7.11	Approve Related-Party Transactions with OAO Sberbank Re: Agreements on Transfer of Credit Funds	For	For	Mgmt
7.12	Approve Related-Party Transactions with ZAO Gazenergoprombank Re: Agreements on Transfer of Credit Funds	For	For	Mgmt
7.13	Approve Related-Party Transactions with OAO VTB Bank Re: Agreements on Transfer of Credit Funds	For	For	Mgmt
7.14	Approve Related-Party Transactions with OAO Gazprombank Re: Agreements on Using Electronic Payments System	For	For	Mgmt
7.15	Approve Related-Party Transactions with OAO Sberbank Re: Agreements on Using Electronic Payments System	For	For	Mgmt
7.16	Approve Related-Party Transactions with ZAO Gazenergoprombank Re: Agreements on Using Electronic Payments System	For	For	Mgmt
7.17	Approve Related-Party Transactions with OAO VTB Bank Re: Agreements on Using Electronic Payments System	For	For	Mgmt
7.18	Approve Related-Party Transactions with OAO Gazprombank Re: Agreements on Foreign Currency Purchase	For	For	Mgmt
7.19	Approve Related-Party Transactions with OAO Gazprombank Re: Agreement on Guarantees to Tax Authorities	For	For	Mgmt

Mgmt Rec - Company Management Recommended Vote

7.20	Approve Related-Party Transactions with OAO Sberbank Re: Agreement on Guarantees to Tax Authorities	For	For	Mgmt
7.21	Approve Related-Party Transactions with OAO Gazprombank Re: Agreement on Guarantees to Tax Authorities	For	For	Mgmt
7.22	Approve Related-Party Transaction with Nord Stream AG Re: Gas Transportation Agreement	For	For	Mgmt
7.23	Approve Related-Party Transaction with OAO Gazprombank Re: Loan Agreement in Favor of AK Uztransgaz for Gas Transportation Across Uzbekistan	For	For	Mgmt
7.24	Approve Related-Party Transactions with OAO Beltransgaz Re: Agreement on Temporary Possession and Use of Facilities of Yamal-Europe Trunk Gas Pipeline	For	For	Mgmt
7.25	Approve Related-Party Transactions with OAO Gazpromregiongaz Re: Agreement on Temporary Possession and Use of Property Complex of Gas Distribution System	For	For	Mgmt
7.26	Approve Related-Party Transactions with ZAO Gazprom Neft Orenburg Re: Agreement on Temporary Possession and Use of Wells and Well Equipment	For	For	Mgmt
7.27	Approve Related-Party Transactions with OAO Gazpromtrubinvest Re: Agreement on Temporary Possession and Use of Facilities	For	For	Mgmt
7.28	Approve Related-Party Transactions with OAO Lazurnaya Re: Agreement on Temporary Possession and Use of Property of Lazurnaya Peak Hotel Complex	For	For	Mgmt
7.29	Approve Related-Party Transactions with DOAO Tsentrenergogaz Re: Agreement on Temporary Possession and Use of Building and Equipment	For	For	Mgmt
7.30	Approve Related-Party Transactions with OOO Gazpromtrans Re: Agreement on Temporary Possession and Use of Facilities of Surgutsky Condensate Stabilization Plant	For	For	Mgmt
7.31	Approve Related-Party Transactions with OOO Gazpromtrans Re: Agreement on Temporary Possession and Use of Methanol Tank Cars	For	For	Mgmt
7.32	Approve Related-Party Transactions with OAO Tsentrgaz Re: Agreement on Temporary Possession and Use of Preventative Clinic Facilities	For	For	Mgmt
7.33	Approve Related-Party Transactions with OAO Druzhba Re: Agreement on Temporary Possession and Use of Facilities of Druzhba Vacation Center	For	For	Mgmt

Mgmt Rec - Company Management Recommended Vote

7.34	Approve Related-Party Transactions with OAO Gazprom Promgaz Re: Agreement on Temporary Possession and Use of Gas-Using Equipment	For	For	Mgmt
7.35	Approve Related-Party Transactions with OAO Gazprombank Re: Agreement on Temporary Possession and Use of Non-Residential Premises	For	For	Mgmt
7.36	Approve Related-Party Transactions with OAO Salavatnefteorgsintez Re: Agreement on Temporary Possession and Use of Gas Pipeline	For	For	Mgmt
7.37	Approve Related-Party Transactions with OAO Vostokgazprom Re: Agreement on Temporary Possession and Use of Special Installation	For	For	Mgmt
7.38	Approve Related-Party Transactions with OAO Gazprom Export Re: Agreement on Temporary Possession and Use of Special Installation	For	For	Mgmt
7.39	Approve Related-Party Transactions with OAO Gazprom Neft Re: Agreement on Temporary Possession and Use of Special Installation	For	For	Mgmt
7.40	Approve Related-Party Transactions with OAO Gazprom Space Systems Re: Agreement on Temporary Possession and Use of ERP System	For	For	Mgmt
7.41	Approve Related-Party Transactions with ZAO Yamalgazinvest Re: Agreement on Temporary Possession and Use of ERP System	For	For	Mgmt
7.42	Approve Related-Party Transactions with ZAO Gaztelecom Re: Agreement on Temporary Possession and Use of Communication Facilities	For	For	Mgmt
7.43	Approve Related-Party Transactions with OOO TsentrCaspneftegaz Re: Agreement on Extension of Loans	For	For	Mgmt
7.44	Approve Related-Party Transactions with OAO Gazprombank Re: Guarantee Agreements to Customs Authorities	For	For	Mgmt
7.45	Approve Related-Party Transactions with OOO Mezhregiongaz Re: Agreement on Delivery of Gas	For	For	Mgmt
7.46	Approve Related-Party Transactions with OOO Mezhregiongaz Re: Agreement on Sale of Gas	For	For	Mgmt
7.47	Approve Related-Party Transactions with OOO Mezhregiongaz Re: Agreement on Accepting Gas Purchased from Independent Entities	For	For	Mgmt
7.48	Approve Related-Party Transactions with OOO Gazprom Export Re: Agreement on Sale of Liquid Hydrocarbons	For	For	Mgmt
7.49	Approve Related-Party Transactions OOO Mezhregiongaz Re: Agreement on Gas Storage	For	For	Mgmt

Mgmt Rec - Company Management Recommended Vote

7.50	Approve Related-Party Transactions with ZAO Northgas Re: Agreement on Delivery of Gas	For	For	Mgmt
7.51	Approve Related-Party Transactions with OAO Severneftegazprom Re: Agreement on Delivery of Gas	For	For	Mgmt
7.52	Approve Related-Party Transactions with ZAO Gazprom Neft Orenburg Re: Agreement on Delivery of Gas	For	For	Mgmt
7.53	Approve Related-Party Transactions with OAO SIBUR Holding Re: Agreement on Delivery of Gas	For	For	Mgmt
7.54	Approve Related-Party Transactions with OAO SIBUR Holding Re: Agreement on Purchase of Ethane Fraction	For	For	Mgmt
7.55	Approve Related-Party Transactions with OAO SIBUR Holding Re: Agreement on Processing of Ethane Fraction	For	For	Mgmt
7.56	Approve Related-Party Transactions with OAO SIBUR Holding Re: Agreement on Transportation of Gas	For	For	Mgmt
7.57	Approve Related-Party Transactions with OAO Tomskgazprom Re: Agreement on Transportation of Gas	For	For	Mgmt
7.58	Approve Related-Party Transactions with OO Mezhregiongaz Re: Agreement on Transportation of Gas	For	For	Mgmt
7.59	Approve Related-Party Transactions with OAO Gazprom Neft Re: Agreement on Transportation of Gas	For	For	Mgmt
7.60	Approve Related-Party Transactions with OAO NOVATEK Re: Agreement on Transportation of Gas	For	For	Mgmt
7.61	Approve Related-Party Transactions with OAO NOVATEK Re: Agreement on Arranging of Injection and Storage of Gas	For	For	Mgmt
7.62	Approve Related-Party Transactions with a/s Latvijas Gaze Re: Agreement on Purchase of Gas	For	For	Mgmt
7.63	Approve Related-Party Transactions with AB Lietuvos Dujos Re: Agreement on Purchase of Gas	For	For	Mgmt
7.64	Approve Related-Party Transactions with UAB Kauno Termofikacijos Elektrine Re: Agreement on Purchase of Gas	For	For	Mgmt
7.65	Approve Related-Party Transactions with MoldovaGaz SA Re: Agreement on Purchase of Gas	For	For	Mgmt
7.66	Approve Related-Party Transactions with MoldovaGaz SA Re: Agreement on Transportation of Gas	For	For	Mgmt
7.67	Approve Related-Party Transactions with KazRosGaz LLP Re: Agreement on Sale of Gas	For	For	Mgmt

Mgmt Rec - Company Management Recommended Vote

7.68	Approve Related-Party Transactions with KazRosGaz LLP Re: Agreement on Transportation of Gas	For	For	Mgmt
7.69	Approve Related-Party Transactions with OAO Beltransgaz Re: Agreement on Purchase of Gas	For	For	Mgmt
7.70	Approve Related-Party Transactions with OOO Gazpromtrans Re: Agreement on Start-Up and Commissioning Work	For	For	Mgmt
7.71	Approve Related-Party Transactions with ZAO Gazprom Invest Yug Re: Agreement on Start-Up and Commissioning Work	For	For	Mgmt
7.72	Approve Related-Party Transactions with ZAO Yamalgazinvest Re: Agreement on Start-Up and Commissioning Work	For	For	Mgmt
7.73	Approve Related-Party Transactions with OAO Gazprom Space Systems Re: Agreement on Investment Projects	For	For	Mgmt
7.74	Approve Related-Party Transactions with ZAO Yamalgazinvest Re: Agreement on Investment Projects	For	For	Mgmt
7.75	Approve Related-Party Transactions with ZAO Gazprom Neft Orenburg Re: Agreement on Investment Projects	For	For	Mgmt
7.76	Approve Related-Party Transactions with ZAO Gazprom Invest Yug Re: Agreement on Investment Projects	For	For	Mgmt
7.77	Approve Related-Party Transactions with OOO Gazpromtrans Re: Agreement on Investment Projects	For	For	Mgmt
7.78	Approve Related-Party Transactions with ZAO Gaztelecom Re: Agreement on Investment Projects	For	For	Mgmt
7.79	Approve Related-Party Transactions with ZAO Federal Research and Production Center NefteGazAeroCosmos Re: Agreement on Investment Projects	For	For	Mgmt
7.80	Approve Related-Party Transactions with OAO Sogaz Re: Agreement on Property Insurance	For	For	Mgmt
7.81	Approve Related-Party Transactions with OAO Sogaz Re: Agreement on Life and Individual Property Insurance	For	For	Mgmt
7.82	Approve Related-Party Transactions with OAO Sogaz Re: Agreement on Insurance of Gazprom's Employees	For	For	Mgmt
7.83	Approve Related-Party Transactions with OAO Sogaz Re: Agreement on Provision of Medical Services to Gazprom's Employees and Their Families	For	For	Mgmt
7.84	Approve Related-Party Transactions with OAO Sogaz Re: Agreement on Insurance of Employees of OAO Gazprom Avtopredpriyatie	For	For	Mgmt

Mgmt Rec - Company Management Recommended Vote

	7.85	Approve Related-Party Transactions with OAO Sogaz Re: Agreement on Insurance of Property of Third Persons Representing OAO Gazprom	For	For		Mgmt
	7.86	Approve Related-Party Transactions with OAO Sogaz Re: Agreement on Insurance of Transportation Vehicles	For	For		Mgmt
	7.87	Approve Related-Party Transactions with OAO Sogaz Re: Agreement on Insurance to Board of Directors and Management Board	For	For		Mgmt
	7.88	Approve Related-Party Transactions Re: Agreeement on Arranging Stocktaking of Property	For	For		Mgmt
	7.89	Approve Related-Party Transactions with DOAO Tsentrenergogaz Re: Agreement on Research Work for OAO Gazprom	For	For		Mgmt
	7.90	Approve Related-Party Transactions with OAO Gazavtomatika Re: Agreement on Research Work for OAO Gazprom	For	For		Mgmt
	7.91	Approve Related-Party Transactions with OAO Gazprom Promgaz Re: Agreement on Research Work for OAO Gazprom	For	For		Mgmt
	7.92	Approve Related-Party Transactions with OAO Gazprom Promgaz Re: Agreement on Research Work for OAO Gazprom	For	For		Mgmt

06/26/09 - A	Gazprom OAO	368287207			05/08/09	365,654
Meeting for ADR Holders
Agenda - Part 2 of 2; Items 7.93 to 9.11
	7.93	Approve Related-Party Transactions with OAO Gazprom Promgaz Re: Agreement on Research Work for OAO Gazprom	For	For		Mgmt
	7.94	Approve Related-Party Transactions with OAO Gazprom Promgaz Re: Agreement on Research Work for OAO Gazprom	For	For		Mgmt
	7.95	Approve Related-Party Transactions with OAO Gazprom Promgaz Re: Agreement on Research Work for OAO Gazprom	For	For		Mgmt
	7.96	Approve Related-Party Transactions with OAO Gazprom Promgaz Re: Agreement on Research Work for OAO Gazprom	For	For		Mgmt
	7.97	Approve Related-Party Transactions with OAO Gazprom Promgaz Re: Agreement on Research Work for OAO Gazprom	For	For		Mgmt
	7.98	Approve Related-Party Transactions with OAO Gazprom Promgaz Re: Agreement on Research Work for OAO Gazprom	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

7.99	Approve Related-Party Transactions with OAO Gazprom Promgaz Re: Agreement on Research Work for OAO Gazprom	For	For	Mgmt
7.100	Approve Related-Party Transactions with OAO Gazprom Promgaz and OAO Gazavtomatika Re: Agreements on Implementation of Programs for Scientific and Technical Cooperation	For	For	Mgmt
7.101	Approve Related-Party Transactions Re: Agreement on Using OAO Gazprom's Trademarks	For	For	Mgmt
Elect 11 Directors by Cumulative Voting
8.1	Elect Andrey Akimov as Director	None	Against	Mgmt
The election of Musin (Item 8.10) warrants support, while the election of the remaining 17 candidates warrants opposition.
8.2	Elect Aleksandr Ananenkov as Director	For	Against	Mgmt
8.3	Elect Burckhard Bergmann as Director	None	Against	Mgmt
8.4	Elect Farit Gazizullin as Director	None	Against	Mgmt
8.5	Elect Vladimir Gusakov as Director	None	Against	Mgmt
8.6	Elect Viktor Zubkov as Director	None	Against	Mgmt
8.7	Elect Yelena Karpel as Director	For	Against	Mgmt
8.8	Elect Aleksey Makarov as Director	None	Against	Mgmt
8.9	Elect Aleksey Miller as Director	For	Against	Mgmt
8.10	Elect Valery Musin as Director	None	For	Mgmt
8.11	Elect Elvira Nabiullina as Director	None	Against	Mgmt
8.12	Elect Viktor Nikolayev as Director	None	Against	Mgmt
8.13	Elect Yury Petrov as Director	None	Against	Mgmt
8.14	Elect Mikhail Sereda as Director	For	Against	Mgmt
8.15	Elect Robert Foresman as Director	None	Against	Mgmt
8.16	Elect Vladimir Fortov as Director	None	Against	Mgmt
8.17	Elect Sergey Shmatko as Director	None	Against	Mgmt
8.18	Elect Igor Yusufov as Director	None	Against	Mgmt
Elect Nine Members of Audit Commission
9.1	Elect Dmitry Arkhipov as Member of Audit Commission	For	For	Mgmt

As shareholders must vote for only up to nine of the 11 nominees, and based on lack of controversy regarding the current composition of the audit commission, the election of Arkhipov (Item 9.1), Bikulov (Item 9.2), Ishutin (Item 9.3), Kobzev (Item 9.4), Lobanova (Item 9.5), and Mikhaylova (Item 9.6) warrants support, while the election of the remaining five candidates warrants opposition.

9.2	Elect Vadim Bikulov as Member of Audit Commission	For	For	Mgmt
9.3	Elect Rafael Ishutin as Member of Audit Commission	For	For	Mgmt
9.4	Elect Andrey Kobzev as Member of Audit Commission	For	For	Mgmt
9.5	Elect Nina Lobanova as Member of Audit Commission	For	For	Mgmt
9.6	Elect Svetlana Mikhaylova as Member of Audit Commission	For	For	Mgmt
9.7	Elect Yury Nosov as Member of Audit Commission	For	DoNotVote	Mgmt

Mgmt Rec - Company Management Recommended Vote

	9.8	Elect Sergey Ozerov as Member of Audit Commission	For	DoNotVote		Mgmt
	9.9	Elect Mariya Tikhonova as Member of Audit Commission	For	DoNotVote		Mgmt
	9.10	Elect Olga Tulinova as Member of Audit Commission	For	DoNotVote		Mgmt
	9.11	Elect Yury Shubin as Member of Audit Commission	For	DoNotVote		Mgmt

06/26/09 - A	Yanzhou Coal Mining Company Limited		Y97417102		05/26/09	1,528,850
	1	Accept Working Report of the Board of Directors	For	For		Mgmt
	2	Accept Working Report of the Supervisory Committee	For	For		Mgmt
	3	Accept Financial Statements and Statutory Reports	For	For		Mgmt
	4	Approve Profit Distribution Plan and Distribution of Dividends	For	For		Mgmt
	5	Approve Remuneration of Directors and Supervisors	For	For		Mgmt
	6	Reappoint Appoint Grant Thornton and Shine Wing Certified Public Accountants Ltd. as International and PRC Auditors, Respectively, and Authorize Board to Fix Their Remuneration	For	For		Mgmt
	7	Approve Renewal of Liability Insurance for Directors, Supervisors and Senior Officers	For	Against		Mgmt

The company has not provided any information that would help decide whether approval of this item would have any negative impact on shareholder rights or value. opposition to this resolution is warranted.

	8	Allow Electronic Distribution of Company Communications	For	For		Mgmt
	9	Amend Articles of Association	For	For		Mgmt
	10	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights	For	Against		Mgmt
However, the issuance request is 20 percent, which exceeds the 10-percent guideline. Therefore, a vote against this resolution is warranted.
	11	Authorize Repurchase of Up to 10 Percent of Issued Share Capital	For	For		Mgmt

06/26/09 - S	Yanzhou Coal Mining Company Limited		Y97417102		05/26/09	1,528,850
Class Meeting for Holders of H Shares
Special Business
	1	Authorize Repurchase of Up to 10 Percent of Issued Share Capital	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

06/27/09 - A	Sistema JSFC		48122U204		06/15/09	5,557
Meeting for ADR Holders
	1	Approve Meeting Procedures	For	For		Mgmt
This is a routine item in Russia. Therefore, it warrants support.
	2	Approve Annual Report and Financial Statements	For	For		Mgmt
Based on the routine nature of this proposal, and in the absence of past abuse or specific concerns at Sistema, this resolution warrants support.
	3	Approve Allocation of Income and Omission of Dividends	For	For		Mgmt

Sistema is not paying a dividend for fiscal 2008 because of the company's net losses over the past 2008 fiscal year. While we prefer to see income distributed to shareholders, we believe that periods of no income allocation to dividends are necessary to maintain the health of the company. On this basis, this resolution warrants support.

	4	Fix Number of Directors at 13	For	For		Mgmt

Proposals to fix board size are common and are routinely approved. This is a standard size for a Russian board. Based on a lack of controversy concerning the size of the board, we do not see any reason to oppose this proposal.

Elect Three Members of Audit Commission
	5.1	Elect Sergey Zaytsev as Member of Audit Commission	For	For		Mgmt
Without any compelling reason to support any particular candidate over any of the others, we recommend that shareholders vote in favor of all three nominees.
	5.2	Elect Yekaterina Kuznetsova as Member of Audit Commission	For	For		Mgmt
	5.3	Elect Dmitry Frolov as Member of Audit Commission	For	For		Mgmt
Elect Directors by Cumulative Voting
	6.1	Elect Aleksandr Goncharuk as Director	None	Against		Mgmt

Mgmt Rec - Company Management Recommended Vote

Because these four candidates can be classified as independent based on the definition of director independence used internally by the company, because independent directors are most capable of making impartial decisions, taking into consideration first and foremost the rights and value of the company's shareholders, and as it is of high importance to stress the need for and promote director independence on Russian boards, although all 13 nominees will be elected to Sistema's board, a vote in favor of Gorbatovsky (Item 6.2), Kocharyan (Item 6.6), Newhouse (Item 6.11), and Skidelsky (Item 6.12) is warranted, and a vote against the remaining six nominees is warranted. These four candidates are most likely to bring independence to Sistema's board and will most likely act in all shareholders' interest

	6.2	Elect Aleksandr Gorbatovsky as Director	None	For		Mgmt
	6.3	Elect Vladimir Yevtushenkov as Director	None	Against		Mgmt
	6.4	Elect Ron Sommer as Director	None	Against		Mgmt
	6.5	Elect Dmitry Zubov as Director	None	Against		Mgmt
	6.6	Elect Robert Kocharyan as Director	None	For		Mgmt
	6.7	Elect Vyacheslav Kopiyev as Director	None	Against		Mgmt
	6.8	Elect Rajiv Mehrotra as Director	None	Against		Mgmt
	6.9	Elect Leonid Melamed as Director	None	Against		Mgmt
	6.10	Elect Yevgeny Novitsky as Director	None	Against		Mgmt
	6.11	Elect Stephen Newhouse as Director	None	For		Mgmt
	6.12	Elect Robert Skidelsky as Director	None	For		Mgmt
	6.13	Elect Sergey Cheremin as Director	None	Against		Mgmt
	7.1	Ratify ZAO Gorislavtsev and K. Audit as Auditors	For	For		Mgmt
	7.2	Ratify ZAO Deloitee & Touche CIS as Auditor	For	For		Mgmt

06/29/09 - S	Magyar Telekom (frm. Matav RT)		X5215H163		06/19/09	307,278
	1	Receive Information on Merger of T-Kabel Magyarorszag Kft and Dek-Vonal Kft into Magyar Telekom Nyrt.	None			Mgmt
	2	Approve Written Report of Senior Officers	For			Mgmt
	3	Approve Auditor's Report on Merger	For			Mgmt
	4.1	Approve Supervisory Board Report on Proposed Merger	For			Mgmt
	4.2	Approve Audit Committee Report on Proposed Merger	For			Mgmt
	5	Approve Closing of Draft Balance Sheet and Draft Merger Inventory	For			Mgmt
	6	Approve Amount of Assets Distributed to Persons Not Wishing to Remain Company's Shareholders after Merger	For			Mgmt
	7	Identify Persons Not Wishing to Remain Company's Shareholders after Merger and Determine Quantity of Their Shares	None			Mgmt
	8	Fix Number of Persons Not Wishing to Remain Company's Shareholders after Merger and Determine Quantity of Their Shares	For			Mgmt
	9	Approve Company's Draft Balance Sheet and Draft Inventory After Possible Depature of Company's Shareholders	For			Mgmt
	10.1	Approve Merger	For			Mgmt
	10.2	Approve Merger Agreement	For			Mgmt
	11.1	Amend Articles of Association	For			Mgmt
	11.2	Amend Articles of Association	For			Mgmt
	11.3	Amend Articles of Association	For			Mgmt
	11.4	Amend Articles of Association	For			Mgmt
	11.5	Amend Articles of Association	For			Mgmt

Mgmt Rec - Company Management Recommended Vote

	12	Approve Articles of Association after Merger	For			Mgmt
Not voted due to shareblocking restriction. The potential impact on trading/loan share activities would outweigh the economic value of the vote.

06/30/09 - A	MMC Norilsk Nickel		46626D108		05/26/09	291,238
Meeting for ADR Holders
	1	Approve Annual Report	For	For		Mgmt
	2	Approve Financial Statements	For	For		Mgmt
	3	Approve Allocation of Income	For	For		Mgmt
	4	Approve Omission of Dividends	For	For		Mgmt
Elect 13 Directors via Cumulative Voting
	5.1	Elect Guerman Aliev as Director	Against	Against		Mgmt

The case for cumulating for only two independent candidates is further supported by the fact that only four independent candidates have been proposed at this AGM, and one of them, Moshiri, is expected to represent the interests of Metalloinvest, and to receive the support of that shareholder's votes, while another, Voloshin, is recognized as a representative of the state-run bank VEB.         For these reasons, and given the positive feedback regarding their performance to date, the reelection of Mills (Item 5.9) and Holden (Item 5.10) warrants support, while the election of the remaining 21 nominees warrants opposition.

	5.2	Elect Sergey Batekhin as Director	Against	Against		Mgmt
	5.3	Elect Andrey Bugrov as Director	Against	Against		Mgmt
	5.4	Elect Aleksandr Voloshin as Director	Against	Against		Mgmt
	5.5	Elect Andrey Klishas as Director	Against	Against		Mgmt
	5.6	Elect Valery Lukyanenko as Director	Against	Against		Mgmt
	5.7	Elect Aleksandr Polevoy as Director	Against	Against		Mgmt
	5.8	Elect Anton Cherny as Director	Against	Against		Mgmt
	5.9	Elect Brad Mills as Director	For	For		Mgmt
	5.10	Elect Gerard Holden as Director	For	For		Mgmt
	5.11	Elect Vasily Titov as Director	Against	Against		Mgmt
	5.12	Elect Vladimir Strzhalkovsky as Director	Against	Against		Mgmt
	5.13	Elect Dmitry Afansiev as Director	Against	Against		Mgmt
	5.14	Elect Anatoly Ballo as Director	Against	Against		Mgmt
	5.15	Elect Aleksadr Bulygin as Director	Against	Against		Mgmt
	5.16	Elect Artem Volynets as Director	Against	Against		Mgmt
	5.17	Elect Vadim Geraskin as Director	Against	Against		Mgmt
	5.18	Elect Maxim Goldman as Director	Against	Against		Mgmt
	5.19	Elect Dmitry Razumov as Director	Against	Against		Mgmt
	5.20	Elect Maksim Sokov as Director	Against	Against		Mgmt
	5.21	Elect Vladislav Soloviev as Director	Against	Against		Mgmt
	5.22	Elect Igor Komarov as Director	Against	Against		Mgmt
	5.23	Elect Ardavan Moshiri as Director	Against	Against		Mgmt
Elect Five Members of Audit Commission
	6.1	Elect Natalia Gololobova as Member of Audit Commission	For	For		Mgmt
	6.2	Elect Aleksey Kargachov as Member of Audit Commission	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

Mgmt Rec - Company Management Recommended Vote

6.3	Elect Natalia Panphil as Member of Audit Commission	For	For	Mgmt
6.4	Elect Dmitry Pershinkov as Member of Audit Commission	For	For	Mgmt
6.5	Elect Tamara Sirotkina as Member of Audit Commission	For	For	Mgmt
7	Ratify Rosexpertiza LLC as Auditor	For	For	Mgmt
8	Approve New Edition of Charter	For	For	Mgmt
9	Approve New Edition of Regulations on Board of Directors	For	For	Mgmt
10	Approve Regulations on Management	For	For	Mgmt
11.1	Approve Remuneration of Independent Directors	For	Against	Mgmt

As the proposed level of the chairman's remuneration is highly excessive in comparison to that paid by the company's peers, and as there appears to be no strong rationale to support such a high level of compensation, this resolution warrants opposition.

11.2	Approve Stock Option Plan for Independent Directors	For	Against	Mgmt

As the features of the proposed plan could allow for excessive remuneration of independent directors, and could exert unnecessary pressure on independent directors with respect to future dividend payouts, the proposed option plan does not warrant support.

12	Approve Value of Assets Subject to Compensation of Expenses Agreements with Directors and Executives	For	For	Mgmt
13	Approve Related-Party Transactions Re: Compensation of Expenses Agreements with Directors and Executives	For	For	Mgmt
14	Approve Price of Liability Insurance for Directors and Executives	For	For	Mgmt
15	Approve Related-Party Transactions Re: Liability Insurance for Directors and Executives	For	For	Mgmt

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Quantitative Group of Funds

(Registrant)

By:	/s/ Willard L. Umphrey, President

Date:	August 24, 2009